UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund: BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC

Master Small Cap Index Series

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc. and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Index Funds, Inc.

➢	iShares MSCI EAFE International Index Fund
➢	iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

At a meeting held on May 17, 2018, the Board of Directors of BlackRock Index Funds, Inc. (the “Corporation”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm International Index Fund (the “Target Fund”), with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Institutional Shares returned (2.54)%, Investor A Shares returned (2.63)% and Class K Shares returned (2.47)%. The benchmark MSCI EAFE Index returned (2.75)% for the same period. The MSCI EAFE Index is a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. From a single country standpoint, the United Kingdom detracted the most from the Index’s total return in the first quarter of 2018. Rising gilt yields diminished the attractiveness of defensive sectors, while ongoing political uncertainty weighed on broader market sentiment. In the Eurozone, Italy contributed the highest amount to the Index’s total return out of other Eurozone members after the Italian elections did not meaningfully impact risk-sentiment. Separately, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, GDP growth stabilized while the Purchasing Managers Index was slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate continued its downward trajectory across the region.

In Asia-Pacific, Japan contributed the most to the MSCI EAFE Index’s total return (in U.S. dollar terms). However, this was due to local currency appreciation, as the yen rallied over 6% against the USD amid a flurry of safe haven bids and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

The uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets throughout the second quarter of 2018. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the period. The formation of Italy’s populist coalition government intensified European political risk. Momentum for eurozone reform also showed signs of weakness as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

From a sector standpoint, energy shares outperformed as Brent crude remained in a high trading range throughout the second quarter of 2018. Commodities rallied approximately 13%, as the U.S. announcement of their departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the financial sector underperformed amid subdued European rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns weighed on sentiment.

From a single country standpoint, Australia contributed the most to the index’s total return over the second quarter of 2018. Shares of the firms in the materials and energy sectors outperformed as the country was spared from the U.S. steel and aluminum tariffs. The United Kingdom also contributed significantly to the index’s total return over the quarter, with the energy sector in the lead. Relatively strong U.K. growth was also supportive, apparent from the country reaching its lowest unemployment rate since 1975. From a pure performance perspective, Israeli equities outperformed, as a large jump in shares of an Israeli multinational pharmaceutical company contributed meaningfully to the country’s equity market. Less positively, Japanese equities weighed the most on the Index’s total return as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	iShares MSCI EAFE International Index Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns	Average Annual Total Returns (a)(b)
		1 Year	5 Years	10 Years
Institutional	(2.54)%	6.38%	6.18%	2.59%
Investor A	(2.63)	6.20	5.90	2.32
Class K	(2.47)	6.49	6.22	2.61
MSCI EAFE Index(c)	(2.75)	6.84	6.44	2.84

(a)	See “About Fund Performance” on page 8 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)	A free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$974.60	$0.49	$1,000.00	$1,024.30	$0.50	0.10%
Investor A	1,000.00	973.70	1.76	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	975.30	0.24	1,000.00	1,024.55	0.25	0.05

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA	2%
HSBC Holdings PLC	1
Novartis AG, Registered Shares	1
Royal Dutch Shell PLC, Class A	1
Roche Holding AG	1
BP PLC	1
Toyota Motor Corp.	1
TOTAL SA	1
Royal Dutch Shell PLC, Class B	1
British American Tobacco PLC	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	23%
United Kingdom	15
France	10
Germany	9
Switzerland	8
Australia	7
Netherlands	6
Hong Kong	4
Spain	3
Sweden	2
Italy	2
Denmark	2
Singapore	1
Belgium	1
Finland	1
Short-Term Securities	1
Other(a)	3
Other Assets Less Liabilities	2

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

FUND SUMMARY	5

Fund Summary as of June 30, 2018	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

At a meeting held on May 17, 2018, the Board of Directors of BlackRock Index Funds, Inc. (the “Corporation”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm Small Cap Index Fund (the “Target Fund”), with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Institutional Shares returned 7.71%, Investor A Shares returned 7.55%, and Class K Shares returned 7.74%. The benchmark Russell 2000® Index returned 7.66% for the same period.

The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. Both of these factors were supportive for the index broadly and pushed volatility lower in the second quarter of 2018. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

Elsewhere, while deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	iShares Russell 2000 Small-Cap Index Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns	Average Annual Total Returns (a)(b)
		1 Year	5 Years	10 Years
Institutional	7.71%	17.56%	12.43%	10.47%
Investor A	7.55	17.30	12.16	10.21
Class K	7.74	17.68	12.50	10.52
Russell 2000® Index(c)	7.66	17.57	12.46	10.60

(a)	See “About Fund Performance” on page 8 for a detailed description of share classes, including related fees, if any, and how performance was calculated for certain share classes.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,077.10	$0.62	$1,000.00	$1,024.20	$0.60	0.12%
Investor A	1,000.00	1,075.50	1.90	1,000.00	1,022.96	1.86	0.37
Class K	1,000.00	1,077.40	0.36	1,000.00	1,024.45	0.35	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares’ performance shown prior to the March 31, 2011 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager” and/or “Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager and/or Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

International Index and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. International Index’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation International Index or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.6%

Australia — 6.9%
AGL Energy Ltd.	507,456	$8,443,444
Alumina Ltd.	1,870,081	3,869,916
Amcor Ltd.	896,131	9,547,992
AMP Ltd.	2,215,385	5,826,909
APA Group(a)	912,933	6,651,098
Aristocrat Leisure Ltd.	444,676	10,155,226
ASX Ltd.	149,798	7,140,532
Aurizon Holdings Ltd.	1,583,376	5,063,542
AusNet Services	1,362,477	1,618,219
Australia & New Zealand Banking Group Ltd.	2,261,417	47,330,477
Bank of Queensland Ltd.	303,773	2,287,216
Bendigo & Adelaide Bank Ltd.	376,166	3,013,523
BGP Holdings PLC(b)	783,183	9
BHP Billiton Ltd.	2,485,100	62,182,220
BHP Billiton PLC	1,634,251	36,676,549
BlueScope Steel Ltd.	441,248	5,631,459
Boral Ltd.	880,837	4,249,611
Brambles Ltd.	1,231,183	8,083,040
Caltex Australia Ltd.	201,807	4,856,635
Challenger Ltd.	425,204	3,721,065
CIMIC Group Ltd.	74,710	2,335,454
Coca-Cola Amatil Ltd.	392,145	2,667,231
Cochlear Ltd.	44,528	6,592,445
Commonwealth Bank of Australia	1,356,203	73,143,511
Computershare Ltd.	357,103	4,864,619
Crown Resorts Ltd.	281,972	2,813,468
CSL Ltd.	349,952	49,813,226
Dexus	787,234	5,658,444
Domino’s Pizza Enterprises Ltd.(c)	43,030	1,661,843
Flight Centre Travel Group Ltd.	43,011	2,024,699
Fortescue Metals Group Ltd.	1,204,677	3,911,551
Goodman Group	1,254,034	8,939,793
GPT Group	1,395,854	5,222,629
Harvey Norman Holdings Ltd.	367,765	903,497
Healthscope Ltd.	1,359,653	2,218,550
Incitec Pivot Ltd.	1,228,234	3,295,334
Insurance Australia Group Ltd.	1,857,401	11,717,786
Lend Lease Group(a)	465,386	6,813,994
Macquarie Group Ltd.	250,195	22,801,825
Medibank Pvt Ltd.	2,130,956	4,601,229
Mirvac Group	2,874,519	4,613,628
National Australia Bank Ltd.	2,104,067	42,722,258
Newcrest Mining Ltd.	605,941	9,838,744
Oil Search Ltd.	1,061,042	6,970,988
Orica Ltd.	296,247	3,889,257
Origin Energy Ltd.(d)	1,379,566	10,232,447
QBE Insurance Group Ltd.	1,055,053	7,595,590
Ramsay Health Care Ltd.	109,845	4,386,458
REA Group Ltd.	40,018	2,685,646
Santos Ltd.(d)	1,375,114	6,369,040
Scentre Group	4,119,764	13,385,334
SEEK Ltd.	261,732	4,217,838
Sonic Healthcare Ltd.	310,763	5,637,261
South32 Ltd.	4,035,929	10,777,241
Stockland	1,881,808	5,529,124
Suncorp Group Ltd.	1,002,818	10,814,882
Sydney Airport(a)	840,624	4,450,214
Tabcorp Holdings Ltd.	1,477,838	4,871,840
Telstra Corp. Ltd.	3,220,924	6,229,715
TPG Telecom Ltd.(c)	244,536	934,746
Transurban Group(a)	1,721,421	15,243,711
Treasury Wine Estates Ltd.	547,571	7,035,208

Security	Shares	Value
Australia (continued)
Vicinity Centres	2,546,364	$4,883,473
Wesfarmers Ltd.	877,328	32,010,432
Westpac Banking Corp.	2,634,035	57,203,250
Woodside Petroleum Ltd.	696,685	18,257,665
Woolworths Group Ltd.	1,009,572	22,799,878

		781,935,678
Austria — 0.2%
ANDRITZ AG	56,330	2,985,562
Erste Group Bank AG(d)	232,795	9,705,201
OMV AG	115,918	6,556,057
Raiffeisen Bank International AG	115,482	3,538,290
Voestalpine AG	88,695	4,078,467

		26,863,577
Belgium — 1.1%
Ageas	145,824	7,341,227
Anheuser-Busch InBev SA	589,579	59,467,824
Colruyt SA	46,487	2,653,031
Groupe Bruxelles Lambert SA	62,245	6,548,186
KBC Group NV	194,338	14,925,170
Proximus SADP	117,665	2,646,534
Solvay SA	55,948	7,046,008
Telenet Group Holding NV(d)	38,261	1,781,293
UCB SA	97,826	7,668,608
Umicore SA	162,058	9,251,474

		119,329,355
Chile — 0.0%
Antofagasta PLC	291,525	3,787,553

China — 0.0%
Minth Group Ltd.	614,000	2,597,042
Yangzijiang Shipbuilding Holdings Ltd.	1,756,083	1,162,295

		3,759,337
Denmark — 1.6%
AP Moeller — Maersk A/S, Class A	2,865	3,385,757
AP Moeller — Maersk A/S, Class B	5,130	6,346,321
Carlsberg A/S, Class B	81,664	9,608,462
Chr Hansen Holding A/S	73,448	6,761,685
Coloplast A/S, Class B	89,137	8,899,641
Danske Bank A/S	585,920	18,253,685
DSV A/S	147,016	11,835,040
Genmab A/S(d)	46,706	7,186,560
H Lundbeck A/S	57,902	4,058,146
ISS A/S	124,805	4,274,813
Novo Nordisk A/S, Class B	1,366,710	63,129,099
Novozymes A/S, Class B	178,265	9,016,326
Orsted A/S(e)	146,375	8,844,137
Pandora A/S	80,981	5,644,164
Tryg A/S	91,189	2,135,499
Vestas Wind Systems A/S	161,586	9,975,725
William Demant Holding A/S(d)	85,086	3,414,678

		182,769,738
Finland — 1.0%
Elisa OYJ	110,057	5,084,344
Fortum OYJ	347,607	8,279,689
Kone OYJ, Class B	261,710	13,306,783
Metso OYJ	80,623	2,689,190
Neste OYJ	99,198	7,761,137
Nokia OYJ	4,357,473	24,993,926
Nokian Renkaat OYJ	93,605	3,685,972
Orion OYJ, Class B	80,578	2,167,147
Sampo OYJ, Class A	343,027	16,705,653
Stora Enso OYJ, Class R	426,164	8,302,503

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Finland (continued)
UPM-Kymmene OYJ	412,987	$14,704,443
Wartsila OYJ	348,142	6,815,484

		114,496,271
France — 10.4%
Accor SA	143,685	7,037,103
Aeroports de Paris	22,972	5,189,151
Air Liquide SA	331,515	41,553,811
Airbus SE	449,494	52,453,610
Alstom SA	123,426	5,662,590
Amundi SA(e)	48,979	3,385,662
Arkema SA	51,168	6,037,836
Atos SE	75,317	10,241,367
AXA SA	1,501,254	36,681,305
BioMerieux	32,055	2,880,087
BNP Paribas SA	869,693	53,796,498
Bollore SA	677,349	3,145,568
Bouygues SA	169,440	7,280,495
Bureau Veritas SA	205,050	5,466,069
Capgemini SE	123,849	16,596,979
Carrefour SA	439,782	7,094,092
Casino Guichard-Perrachon SA	45,669	1,767,424
Cie de Saint-Gobain	385,492	17,171,718
Cie Generale des Etablissements Michelin SCA	131,962	15,964,504
CNP Assurances	130,820	2,972,168
Covivio	26,057	2,707,401
Credit Agricole SA	880,888	11,691,605
Danone SA	467,076	34,102,375
Dassault Aviation SA	2,015	3,831,451
Dassault Systemes SA	100,276	14,032,984
Edenred	182,147	5,753,423
Eiffage SA	60,666	6,590,964
Electricite de France SA	453,031	6,216,424
Engie SA	1,413,257	21,617,872
Essilor International Cie Generale d’Optique SA	161,074	22,710,812
Eurazeo SA	35,240	2,667,399
Eutelsat Communications SA	137,740	2,850,560
Faurecia SA	59,651	4,240,373
Gecina SA	34,988	5,845,034
Getlink SE, Registered Shares	361,736	4,959,349
Hermes International	24,506	14,969,598
ICADE	24,757	2,318,948
Iliad SA	20,082	3,168,641
Imerys SA	26,700	2,154,878
Ingenico Group SA	47,977	4,301,821
Ipsen SA	30,059	4,701,497
JCDecaux SA	49,182	1,642,267
Kering SA	58,626	33,023,997
Klepierre SA	158,105	5,940,498
L’Oreal SA	194,949	48,060,114
Legrand SA	205,843	15,077,390
LVMH Moet Hennessy Louis Vuitton SE	215,756	71,635,039
Natixis SA	728,542	5,154,836
Orange SA	1,543,698	25,767,616
Pernod Ricard SA	164,300	26,814,552
Peugeot SA	455,082	10,369,166
Publicis Groupe SA	160,607	11,021,249
Remy Cointreau SA	18,808	2,434,959
Renault SA	148,733	12,600,866
Rexel SA	212,316	3,047,819
Safran SA	258,147	31,262,852
Sanofi	873,287	70,089,578
Schneider Electric SE	415,687	34,571,333
SCOR SE	131,165	4,850,617
SEB SA	17,273	3,013,548

Security	Shares	Value
France (continued)
SES SA	281,871	$5,152,519
Societe BIC SA	19,849	1,840,465
Societe Generale SA	593,883	24,960,836
Sodexo SA	70,025	6,990,180
Suez	282,785	3,658,110
Teleperformance	44,708	7,890,763
Thales SA	84,285	10,843,589
TOTAL SA	1,864,216	113,205,887
UbiSoft Entertainment SA(d)	60,546	6,618,175
Unibail-Rodamco-Westfield(d)	30,042	6,614,909
Unibail-Rodamco-Westfield	76,875	16,927,006
Valeo SA	185,436	10,110,634
Veolia Environnement SA	414,117	8,849,275
Vinci SA	389,310	37,370,299
Vivendi SA	802,278	19,626,053
Wendel SA	21,474	2,954,634

		1,183,803,076
Germany — 8.7%
1&1 Drillisch AG	41,032	2,327,553
adidas AG	145,696	31,720,591
Allianz SE, Registered Shares	340,651	70,192,701
Axel Springer SE	37,569	2,714,926
BASF SE	710,688	67,848,350
Bayer AG, Registered Shares	695,134	76,342,055
Bayerische Motoren Werke AG	256,192	23,157,813
Beiersdorf AG	77,996	8,840,694
Brenntag AG	119,547	6,642,226
Commerzbank AG(d)	775,226	7,395,149
Continental AG	85,117	19,370,733
Covestro AG(e)	148,853	13,230,581
Daimler AG, Registered Shares	703,634	45,072,759
Delivery Hero AG(d)(e)	73,299	3,885,212
Deutsche Bank AG, Registered Shares(c)	1,519,240	16,253,543
Deutsche Boerse AG	149,337	19,854,959
Deutsche Lufthansa AG, Registered Shares	178,993	4,288,245
Deutsche Post AG, Registered Shares	760,586	24,711,703
Deutsche Telekom AG, Registered Shares(d)	2,578,981	39,856,602
Deutsche Wohnen SE, Bearer Shares	274,430	13,253,304
E.ON SE	1,703,137	18,146,066
Evonik Industries AG	126,201	4,317,806
Fraport AG Frankfurt Airport Services Worldwide	32,197	3,097,497
Fresenius Medical Care AG & Co. KGaA	166,884	16,803,780
Fresenius SE & Co. KGaA	321,912	25,773,768
GEA Group AG	134,052	4,514,629
Hannover Rueck SE	46,657	5,800,477
HeidelbergCement AG	116,727	9,801,150
Henkel AG & Co. KGaA	81,148	9,010,012
Hochtief AG	14,926	2,691,649
HUGO BOSS AG	48,907	4,435,326
Infineon Technologies AG	879,259	22,334,321
Innogy SE(e)	107,468	4,591,426
K+S AG, Registered Shares	151,208	3,719,579
KION Group AG	55,682	3,996,821
LANXESS AG	67,277	5,230,507
Linde AG	143,714	34,143,404
MAN SE	29,025	3,284,430
Merck KGaA	100,003	9,735,027
METRO AG	139,325	1,717,018
MTU Aero Engines AG	39,777	7,618,940
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	119,955	25,219,675
OSRAM Licht AG	75,694	3,082,626
ProSiebenSat.1 Media SE, Registered Shares	184,087	4,658,319
Puma SE	6,419	3,754,237

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
RWE AG	400,943	$9,111,238
SAP SE	760,461	87,770,651
Sartorius AG	27,521	4,097,083
Siemens AG, Registered Shares	591,932	77,990,485
Siemens Healthineers AG(d)(e)	115,142	4,744,839
Symrise AG	95,422	8,346,979
Telefonica Deutschland Holding AG	590,637	2,323,540
Thyssenkrupp AG	337,186	8,173,347
TUI AG	340,875	7,455,618
Uniper SE	158,469	4,718,069
United Internet AG, Registered Shares	95,173	5,433,593
Volkswagen AG	25,116	4,128,891
Vonovia SE	375,699	17,856,735
Wirecard AG	90,830	14,534,655
Zalando SE(d)(e)	86,138	4,800,641

		995,924,553
Hong Kong — 3.5%
AIA Group Ltd.	9,342,800	81,388,973
ASM Pacific Technology Ltd.	227,904	2,872,392
Bank of East Asia Ltd.	973,732	3,880,958
BOC Hong Kong Holdings Ltd.	2,863,400	13,457,794
CK Asset Holdings Ltd.	2,002,939	15,855,880
CK Hutchison Holdings Ltd.	2,089,439	22,118,836
CK Infrastructure Holdings Ltd.	549,000	4,064,092
CLP Holdings Ltd.	1,270,687	13,687,053
Dairy Farm International Holdings Ltd.	269,500	2,366,124
Galaxy Entertainment Group Ltd.	1,836,000	14,152,714
Hang Lung Group Ltd.	641,000	1,794,788
Hang Lung Properties Ltd.	1,566,000	3,216,680
Hang Seng Bank Ltd.	591,753	14,776,271
Henderson Land Development Co. Ltd.	1,002,337	5,285,600
HK Electric Investments & HK Electric Investments Ltd.(c)(e)	1,858,000	1,771,418
HKT Trust & HKT Ltd.(a)	2,929,560	3,736,987
Hong Kong & China Gas Co. Ltd.	7,143,755	13,655,524
Hong Kong Exchanges & Clearing Ltd.	910,402	27,246,088
Hongkong Land Holdings Ltd.	918,700	6,567,719
Hysan Development Co. Ltd.	492,791	2,750,509
Jardine Matheson Holdings Ltd.	168,600	10,624,021
Jardine Strategic Holdings Ltd.	167,300	6,094,480
Kerry Properties Ltd.	504,500	2,410,969
Li & Fung Ltd.(c)	4,137,980	1,515,670
Link REIT	1,678,914	15,310,661
Melco Resorts & Entertainment Ltd. — ADR	197,186	5,521,208
MGM China Holdings Ltd.(c)	735,200	1,699,957
MTR Corp. Ltd.	1,133,000	6,258,287
New World Development Co. Ltd.	4,829,359	6,755,835
NWS Holdings Ltd.	1,239,220	2,138,569
PCCW Ltd.	3,003,000	1,689,738
Power Assets Holdings Ltd.	1,073,500	7,505,032
Sands China Ltd.	1,874,200	9,992,084
Shangri-La Asia Ltd.	1,079,905	2,023,115
Sino Land Co. Ltd.	2,494,349	4,053,245
SJM Holdings Ltd.	1,691,000	2,097,231
Sun Hung Kai Properties Ltd.	1,233,324	18,581,183
Swire Pacific Ltd., Class A	378,577	4,001,498
Swire Properties Ltd.	905,400	3,339,082
Techtronic Industries Co. Ltd.	1,064,500	5,912,116
WH Group Ltd.(e)	6,812,500	5,512,583
Wharf Holdings Ltd.	940,357	3,011,324
Wharf Real Estate Investment Co. Ltd.	939,357	6,670,146
Wheelock & Co. Ltd.	615,000	4,273,959
Wynn Macau Ltd.	1,172,800	3,758,407

Security	Shares	Value
Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	549,785	$1,549,660

		396,946,460
Ireland — 0.7%
AerCap Holdings NV(d)	108,636	5,882,639
AIB Group PLC	630,089	3,412,181
Bank of Ireland Group PLC	748,354	5,807,394
CRH PLC	649,128	22,832,637
DCC PLC	68,718	6,231,288
James Hardie Industries PLC	344,987	5,784,083
Kerry Group PLC, Class A	122,694	12,838,072
Paddy Power Betfair PLC	65,152	7,228,028
Ryanair Holdings PLC(d)	9,354	172,233
Ryanair Holdings PLC, ADR(d)	17,450	1,993,314
Smurfit Kappa Group PLC	174,344	7,038,474

		79,220,343
Isle of Man — 0.1%
GVC Holdings PLC	411,129	5,685,078

Israel — 0.5%
Azrieli Group Ltd.	34,725	1,726,036
Bank Hapoalim BM	825,185	5,594,119
Bank Leumi Le-Israel BM	1,119,903	6,626,556
Bezeq The Israeli Telecommunication Corp. Ltd.	1,766,569	1,990,920
Check Point Software Technologies Ltd.(c)(d)	101,173	9,882,579
Elbit Systems Ltd.	19,122	2,251,417
Frutarom Industries Ltd.	29,177	2,869,560
Israel Chemicals Ltd.	549,178	2,516,119
Mizrahi Tefahot Bank Ltd.	91,528	1,683,903
NICE Ltd.(d)	47,044	4,868,875
Teva Pharmaceutical Industries Ltd. — ADR	747,484	18,178,811

		58,188,895
Italy — 2.0%
Assicurazioni Generali SpA	906,357	15,152,448
Atlantia SpA	383,379	11,302,859
Davide Campari-Milano SpA	449,404	3,688,674
Enel SpA	6,293,312	34,872,379
Eni SpA	1,968,408	36,496,979
Ferrari NV	95,034	12,845,665
Intesa Sanpaolo SpA	11,152,540	32,359,819
Leonardo SpA	216,669	2,132,539
Luxottica Group SpA	137,982	8,884,066
Mediobanca Banca di Credito Finanziario SpA	467,537	4,324,730
Moncler SpA	142,583	6,469,704
Pirelli & C SpA(d)(e)	318,767	2,654,447
Poste Italiane SpA(e)	404,250	3,374,123
Prysmian SpA	169,597	4,208,176
Recordati SpA	76,018	3,012,222
Snam SpA	1,902,461	7,928,324
Telecom Italia SpA(d)	8,878,761	6,578,100
Telecom Italia SpA, Non-Convertible Savings Shares	4,664,105	3,035,295
Terna — Rete Elettrica Nazionale SpA	1,085,339	5,861,558
UniCredit SpA	1,553,073	25,741,251

		230,923,358
Japan — 23.3%
ABC-Mart, Inc.	20,800	1,136,876
Acom Co. Ltd.	328,100	1,259,573
Aeon Co. Ltd.	472,300	10,103,549
AEON Financial Service Co. Ltd.	76,500	1,630,523
Aeon Mall Co. Ltd.	92,350	1,656,671
Air Water, Inc.	111,300	2,041,179
Aisin Seiki Co. Ltd.	125,400	5,709,783
Ajinomoto Co., Inc.	364,600	6,901,538

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Alfresa Holdings Corp.	141,600	$3,325,093
Alps Electric Co. Ltd.	148,700	3,818,966
Amada Holdings Co. Ltd.	252,800	2,426,210
ANA Holdings, Inc.	90,500	3,320,686
Aozora Bank Ltd.	91,500	3,472,571
Asahi Glass Co. Ltd.	145,620	5,664,035
Asahi Group Holdings Ltd.	280,600	14,391,331
Asahi Kasei Corp.	976,800	12,387,239
Asics Corp.	135,500	2,287,388
Astellas Pharma, Inc.	1,520,700	23,142,886
Bandai Namco Holdings, Inc.	154,600	6,368,206
Bank of Kyoto Ltd.	41,100	1,897,644
Benesse Holdings, Inc.	47,400	1,680,909
Bridgestone Corp.	471,400	18,414,217
Brother Industries Ltd.	172,500	3,398,435
Calbee, Inc.(c)	62,100	2,336,051
Canon, Inc.	774,000	25,380,639
Casio Computer Co. Ltd.	152,500	2,476,755
Central Japan Railway Co.	111,600	23,104,464
Chiba Bank Ltd.	468,800	3,306,402
Chubu Electric Power Co., Inc.	469,200	7,035,364
Chugai Pharmaceutical Co. Ltd.	171,800	8,995,539
Chugoku Electric Power Co., Inc.	201,900	2,608,161
Coca-Cola Bottlers Japan Holdings Inc.	99,900	3,996,948
Concordia Financial Group Ltd.	872,200	4,432,366
Credit Saison Co. Ltd.	132,700	2,084,843
CyberAgent, Inc.	80,600	4,833,850
CYBERDYNE, Inc.(c)(d)	64,800	757,600
Dai Nippon Printing Co. Ltd.	188,200	4,205,639
Dai-ichi Life Holdings, Inc.	834,300	14,848,567
Daicel Corp.	231,500	2,557,347
Daifuku Co. Ltd.	77,600	3,390,473
Daiichi Sankyo Co. Ltd.	438,900	16,767,496
Daikin Industries Ltd.	193,500	23,125,777
Daito Trust Construction Co. Ltd.	57,300	9,321,201
Daiwa House Industry Co. Ltd.	438,200	14,908,363
Daiwa House REIT Investment Corp.	1,422	3,377,192
Daiwa Securities Group, Inc.	1,295,000	7,505,645
DeNA Co. Ltd.	80,700	1,511,165
Denso Corp.	337,900	16,487,570
Dentsu, Inc.	167,413	7,924,974
Disco Corp.	23,100	3,932,612
Don Quijote Holdings Co. Ltd.	91,300	4,382,280
East Japan Railway Co.	238,749	22,863,892
Eisai Co. Ltd.	195,100	13,733,092
Electric Power Development Co. Ltd.	118,400	3,055,938
FamilyMart UNY Holdings Co. Ltd.	58,800	6,191,898
FANUC Corp.	150,000	29,731,763
Fast Retailing Co. Ltd.	45,100	20,670,922
Fuji Electric Co. Ltd.	466,800	3,545,866
FUJIFILM Holdings Corp.	298,700	11,650,092
Fujitsu Ltd.	1,522,000	9,210,406
Fukuoka Financial Group, Inc.	584,000	2,930,686
Hakuhodo DY Holdings, Inc.	187,900	3,012,772
Hamamatsu Photonics KK	108,700	4,666,214
Hankyu Hanshin Holdings, Inc.	177,100	7,113,944
Hikari Tsushin, Inc.	16,600	2,913,287
Hino Motors Ltd.	171,500	1,828,751
Hirose Electric Co. Ltd.	23,310	2,882,851
Hisamitsu Pharmaceutical Co., Inc.	45,600	3,842,273
Hitachi Chemical Co. Ltd.	76,500	1,540,065
Hitachi Construction Machinery Co. Ltd.	79,600	2,580,632
Hitachi High-Technologies Corp.	51,300	2,086,894
Hitachi Ltd.	3,740,000	26,348,234

Security	Shares	Value
Japan (continued)
Hitachi Metals Ltd.	155,000	$1,607,161
Honda Motor Co. Ltd.	1,261,500	36,988,422
Hoshizaki Corp.	43,600	4,406,322
Hoya Corp.	295,100	16,740,713
Hulic Co. Ltd.	230,900	2,464,412
Idemitsu Kosan Co. Ltd.	104,200	3,705,518
IHI Corp.	113,700	3,954,941
Iida Group Holdings Co. Ltd.	121,000	2,329,437
Inpex Corp.	763,600	7,930,656
Isetan Mitsukoshi Holdings Ltd.	259,605	3,238,803
Isuzu Motors Ltd.	426,700	5,656,831
ITOCHU Corp.	1,093,700	19,780,474
J. Front Retailing Co. Ltd.	175,200	2,661,458
Japan Airlines Co. Ltd.	94,480	3,347,525
Japan Airport Terminal Co. Ltd.	31,500	1,473,171
Japan Exchange Group, Inc.	398,700	7,395,139
Japan Post Bank Co. Ltd.	313,400	3,643,756
Japan Post Holdings Co. Ltd.	1,228,200	13,441,133
Japan Prime Realty Investment Corp.	565	2,052,585
Japan Real Estate Investment Corp.	1,013	5,358,797
Japan Retail Fund Investment Corp.	1,950	3,517,503
Japan Tobacco, Inc.	851,100	23,785,191
JFE Holdings, Inc.	380,300	7,182,993
JGC Corp.	159,800	3,214,376
JSR Corp.	152,000	2,583,127
JTEKT Corp.	169,700	2,303,416
JXTG Holdings, Inc.	2,519,010	17,476,326
Kajima Corp.	689,800	5,329,848
Kakaku.com, Inc.	118,600	2,670,632
Kamigumi Co. Ltd.	83,200	1,726,885
Kaneka Corp.	211,000	1,889,647
Kansai Electric Power Co., Inc.	544,800	7,945,399
Kansai Paint Co. Ltd.	137,100	2,845,164
Kao Corp.	383,000	29,192,862
Kawasaki Heavy Industries Ltd.	109,900	3,232,228
KDDI Corp.	1,401,300	38,318,402
Keihan Holdings Co. Ltd.	81,200	2,911,323
Keikyu Corp.	169,300	2,773,037
Keio Corp.	79,600	3,846,293
Keisei Electric Railway Co. Ltd.	105,000	3,601,733
Keyence Corp.	75,284	42,461,242
Kikkoman Corp.	116,200	5,866,779
Kintetsu Group Holdings Co. Ltd.	137,300	5,598,453
Kirin Holdings Co. Ltd.	636,500	17,061,306
Kobayashi Pharmaceutical Co. Ltd.	39,200	3,383,567
Kobe Steel Ltd.	219,300	2,004,081
Koito Manufacturing Co. Ltd.	80,900	5,343,695
Komatsu Ltd.	714,500	20,340,789
Konami Holdings Corp.	77,800	3,953,147
Konica Minolta, Inc.	337,200	3,127,300
Kose Corp.	22,700	4,882,641
Kubota Corp.	763,900	11,989,361
Kuraray Co. Ltd.	247,100	3,398,470
Kurita Water Industries Ltd.	80,800	2,301,365
Kyocera Corp.	248,400	13,969,493
Kyowa Hakko Kirin Co. Ltd.	205,100	4,128,294
Kyushu Electric Power Co., Inc.	293,500	3,277,139
Kyushu Railway Co.	123,800	3,785,250
Lawson, Inc.	41,900	2,616,739
LINE Corp.(d)	57,300	2,365,744
Lion Corp.	173,600	3,176,574
LIXIL Group Corp.	203,500	4,067,044
M3, Inc.	162,700	6,470,289
Mabuchi Motor Co. Ltd.	32,400	1,537,795

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Makita Corp.	173,300	$7,752,234
Marubeni Corp.	1,210,300	9,214,474
Marui Group Co. Ltd.	141,400	2,974,359
Maruichi Steel Tube Ltd.	39,600	1,341,970
Mazda Motor Corp.	432,380	5,303,830
McDonald’s Holdings Co. Japan Ltd.	48,000	2,447,695
Mebuki Financial Group, Inc.	702,700	2,357,119
Medipal Holdings Corp.	140,600	2,824,268
MEIJI Holdings Co. Ltd.	97,500	8,234,286
MINEBEA MITSUMI, Inc.	297,400	5,011,715
MISUMI Group, Inc.	211,700	6,159,369
Mitsubishi Chemical Holdings Corp.	990,700	8,273,118
Mitsubishi Corp.	1,045,800	28,999,041
Mitsubishi Electric Corp.	1,412,200	18,736,951
Mitsubishi Estate Co. Ltd.	914,800	15,969,571
Mitsubishi Gas Chemical Co., Inc.	125,700	2,840,529
Mitsubishi Heavy Industries Ltd.	234,920	8,539,658
Mitsubishi Materials Corp.	80,900	2,219,499
Mitsubishi Motors Corp.	543,200	4,330,011
Mitsubishi Tanabe Pharma Corp.	175,200	3,024,849
Mitsubishi UFJ Financial Group, Inc.	9,142,074	51,788,751
Mitsubishi UFJ Lease & Finance Co. Ltd.	293,600	1,799,877
Mitsui & Co. Ltd.	1,320,600	21,991,001
Mitsui Chemicals, Inc.	139,500	3,707,732
Mitsui Fudosan Co. Ltd.	690,400	16,630,540
Mitsui OSK Lines Ltd.	81,200	1,952,719
Mizuho Financial Group, Inc.	18,663,364	31,438,158
MS&AD Insurance Group Holdings, Inc.	367,270	11,406,887
Murata Manufacturing Co. Ltd.	139,400	23,401,961
Nabtesco Corp.	88,100	2,706,863
Nagoya Railroad Co. Ltd.	138,400	3,569,988
NEC Corp.	191,800	5,256,053
Nexon Co. Ltd.(d)	312,800	4,538,526
NGK Insulators Ltd.	195,600	3,475,434
NGK Spark Plug Co. Ltd.	129,500	3,681,524
NH Foods Ltd.	71,000	2,870,264
Nidec Corp.	173,000	25,878,994
Nikon Corp.	258,100	4,101,832
Nintendo Co. Ltd.	87,700	28,627,831
Nippon Building Fund, Inc.	1,013	5,843,262
Nippon Electric Glass Co. Ltd.	69,200	1,918,214
Nippon Express Co. Ltd.	59,400	4,304,275
Nippon Paint Holdings Co. Ltd.	116,500	5,010,099
Nippon Prologis REIT, Inc.	1,349	2,799,726
Nippon Steel & Sumitomo Metal Corp.	588,300	11,534,873
Nippon Telegraph & Telephone Corp.	535,300	24,317,598
Nippon Yusen KK	123,600	2,448,731
Nissan Chemical Industries Ltd.	99,100	4,616,278
Nissan Motor Co. Ltd.	1,796,200	17,477,363
Nisshin Seifun Group, Inc.	146,740	3,109,290
Nissin Foods Holdings Co. Ltd.	47,500	3,441,578
Nitori Holdings Co. Ltd.	62,500	9,723,639
Nitto Denko Corp.	125,410	9,468,123
NOK Corp.	60,700	1,172,398
Nomura Holdings, Inc.	2,678,300	12,960,442
Nomura Real Estate Holdings, Inc.	91,900	2,034,744
Nomura Real Estate Master Fund, Inc.	2,958	4,175,906
Nomura Research Institute Ltd.	87,370	4,227,071
NSK Ltd.	277,300	2,854,205
NTT Data Corp.	473,500	5,446,646
NTT DOCOMO, Inc.	1,056,100	26,911,905
Obayashi Corp.	502,500	5,217,666
Obic Co. Ltd.	47,600	3,932,548
Odakyu Electric Railway Co. Ltd.	225,600	4,838,200

Security	Shares	Value
Japan (continued)
Oji Holdings Corp.	662,000	$4,102,405
Olympus Corp.	225,400	8,431,676
Omron Corp.	149,000	6,940,992
Ono Pharmaceutical Co. Ltd.	294,300	6,889,802
Oracle Corp. Japan	32,400	2,640,762
Oriental Land Co. Ltd.	154,800	16,230,262
ORIX Corp.	1,042,600	16,433,563
Osaka Gas Co. Ltd.	282,400	5,847,359
Otsuka Corp.	80,600	3,155,276
Otsuka Holdings Co. Ltd.	305,500	14,777,861
Panasonic Corp.	1,708,300	23,035,441
Park24 Co. Ltd.	80,300	2,183,799
Pola Orbis Holdings, Inc.	76,600	3,366,225
Rakuten, Inc.	666,000	4,495,276
Recruit Holdings Co. Ltd.	853,000	23,558,706
Renesas Electronics Corp.(d)	644,200	6,297,574
Resona Holdings, Inc.	1,618,456	8,626,009
Ricoh Co. Ltd.	518,700	4,750,114
Rinnai Corp.	24,800	2,185,654
Rohm Co. Ltd.	72,500	6,058,421
Ryohin Keikaku Co. Ltd.	19,200	6,745,409
Sankyo Co. Ltd.	29,600	1,157,502
Santen Pharmaceutical Co. Ltd.	278,000	4,836,201
SBI Holdings, Inc.	157,740	4,044,500
Secom Co. Ltd.	162,500	12,461,128
Sega Sammy Holdings, Inc.	145,432	2,489,136
Seibu Holdings, Inc.	153,000	2,576,477
Seiko Epson Corp.	221,500	3,845,554
Sekisui Chemical Co. Ltd.	304,900	5,186,528
Sekisui House Ltd.	476,100	8,414,772
Seven & i Holdings Co. Ltd.	583,000	25,427,932
Seven Bank Ltd.	430,600	1,314,875
SG Holdings Co. Ltd.	77,000	1,684,514
Sharp Corp.(c)	117,600	2,860,341
Shimadzu Corp.	171,800	5,183,372
Shimamura Co. Ltd.	19,100	1,679,233
Shimano, Inc.	57,400	8,423,141
Shimizu Corp.	421,700	4,364,612
Shin-Etsu Chemical Co. Ltd.	284,200	25,256,403
Shinsei Bank Ltd.	116,200	1,782,899
Shionogi & Co. Ltd.	216,500	11,109,457
Shiseido Co. Ltd.	294,000	23,330,649
Shizuoka Bank Ltd.	349,400	3,141,562
Showa Shell Sekiyu KK	135,500	2,018,799
SMC Corp.	44,300	16,217,812
Softbank Group Corp.	638,700	45,608,349
Sohgo Security Services Co. Ltd.	58,200	2,738,174
Sompo Holdings, Inc.	257,075	10,372,972
Sony Corp.	979,500	50,164,453
Sony Financial Holdings, Inc.	145,900	2,779,847
Stanley Electric Co. Ltd.	102,100	3,476,510
Start Today Co. Ltd.	137,900	4,989,298
Subaru Corp.	476,100	13,847,371
Sumco Corp.	182,300	3,661,391
Sumitomo Chemical Co. Ltd.	1,153,000	6,520,942
Sumitomo Corp.	870,900	14,282,608
Sumitomo Dainippon Pharma Co. Ltd.	123,200	2,603,948
Sumitomo Electric Industries Ltd.	583,600	8,679,663
Sumitomo Heavy Industries Ltd.	85,600	2,884,121
Sumitomo Metal Mining Co. Ltd.	176,000	6,717,344
Sumitomo Mitsui Financial Group, Inc.	1,039,750	40,556,473
Sumitomo Mitsui Trust Holdings, Inc.	256,782	10,130,973
Sumitomo Realty & Development Co. Ltd.	276,000	10,163,692
Sumitomo Rubber Industries Ltd.	117,100	1,856,148

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Sundrug Co. Ltd.	60,600	$2,454,997
Suntory Beverage & Food Ltd.	106,500	4,553,161
Suruga Bank Ltd.	140,500	1,251,486
Suzuken Co. Ltd.	61,500	2,600,800
Suzuki Motor Corp.	266,000	14,658,751
Sysmex Corp.	129,300	12,047,475
T&D Holdings, Inc.	430,800	6,461,164
Taiheiyo Cement Corp.	92,500	3,042,910
Taisei Corp.	165,100	9,091,960
Taisho Pharmaceutical Holdings Co. Ltd.	27,300	3,193,647
Taiyo Nippon Sanso Corp.	98,400	1,408,618
Takashimaya Co. Ltd.	210,000	1,796,634
Takeda Pharmaceutical Co. Ltd.	550,900	23,175,300
TDK Corp.	103,400	10,528,482
Teijin Ltd.	134,500	2,463,733
Temp Holdings Co. Ltd.	142,900	3,182,437
Terumo Corp.	235,100	13,458,982
THK Co. Ltd.	91,500	2,612,484
Tobu Railway Co. Ltd.	153,700	4,697,392
Toho Co. Ltd.	90,800	3,041,257
Toho Gas Co. Ltd.	65,800	2,279,440
Tohoku Electric Power Co., Inc.	348,300	4,255,576
Tokio Marine Holdings, Inc.	520,900	24,369,394
Tokyo Century Corp.	34,000	1,924,712
Tokyo Electric Power Co. Holdings, Inc.(d)	1,084,400	5,048,472
Tokyo Electron Ltd.	121,400	20,838,709
Tokyo Gas Co. Ltd.	304,000	8,071,885
Tokyo Tatemono Co. Ltd.	151,100	2,072,597
Tokyu Corp.	386,800	6,656,115
Tokyu Fudosan Holdings Corp.	416,000	2,934,449
Toppan Printing Co. Ltd.	418,000	3,270,040
Toray Industries, Inc.	1,073,000	8,469,034
Toshiba Corp.(d)	5,159,000	15,487,576
Tosoh Corp.	210,000	3,247,058
TOTO Ltd.	109,600	5,072,910
Toyo Seikan Group Holdings Ltd.	108,000	1,895,377
Toyo Suisan Kaisha Ltd.	64,900	2,315,541
Toyoda Gosei Co. Ltd.	43,000	1,088,316
Toyota Industries Corp.	113,500	6,353,249
Toyota Motor Corp.	1,767,388	114,295,174
Toyota Tsusho Corp.	165,000	5,513,757
Trend Micro, Inc.	88,000	5,009,584
Tsuruha Holdings, Inc.	29,900	3,745,088
Unicharm Corp.	312,200	9,386,050
United Urban Investment Corp.	2,246	3,490,085
USS Co. Ltd.	170,400	3,239,739
West Japan Railway Co.	127,400	9,379,744
Yahoo! Japan Corp.	1,038,200	3,439,416
Yakult Honsha Co. Ltd.	82,800	5,536,091
Yamada Denki Co. Ltd.(c)	499,100	2,479,262
Yamaguchi Financial Group, Inc.	151,000	1,698,694
Yamaha Corp.	109,900	5,703,557
Yamaha Motor Co. Ltd.	215,600	5,412,362
Yamato Holdings Co. Ltd.	245,500	7,225,711
Yamazaki Baking Co. Ltd.	93,700	2,456,850
Yaskawa Electric Corp.	185,700	6,539,443
Yokogawa Electric Corp.	165,300	2,935,252
Yokohama Rubber Co. Ltd.	94,600	1,962,203

		2,659,640,164
Luxembourg — 0.3%
ArcelorMittal	513,965	14,995,317
Eurofins Scientific SE	8,852	4,909,410
RTL Group SA	28,675	1,943,219

Security	Shares	Value
Luxembourg (continued)
Tenaris SA	365,384	$6,668,263

		28,516,209
Mexico — 0.0%
Fresnillo PLC	157,552	2,374,262

Netherlands — 5.4%
ABN AMRO Group NV CVA(e)	327,303	8,464,635
Aegon NV	1,378,312	8,229,370
Akzo Nobel NV	195,469	16,671,991
ASML Holding NV	317,160	62,761,124
CNH Industrial NV	770,613	8,140,357
EXOR NV	83,915	5,615,362
Heineken Holding NV	89,147	8,525,656
Heineken NV	200,561	20,093,897
ING Groep NV	3,006,751	43,160,448
Koninklijke Ahold Delhaize NV	964,739	23,035,641
Koninklijke DSM NV	140,381	14,043,577
Koninklijke KPN NV	2,601,617	7,074,260
Koninklijke Philips NV	728,044	30,845,728
Koninklijke Vopak NV	56,102	2,585,849
NN Group NV	237,295	9,623,832
NXP Semiconductors NV(d)	265,901	29,055,002
QIAGEN NV(d)	176,600	6,401,604
Randstad NV	92,172	5,410,052
Royal Dutch Shell PLC, Class A	3,557,111	123,107,731
Royal Dutch Shell PLC, Class B	2,898,133	103,790,846
Unilever NV CVA	1,194,119	66,532,656
Wolters Kluwer NV	224,638	12,619,427

		615,789,045
New Zealand — 0.2%
a2 Milk Co. Ltd.(d)	566,041	4,383,946
Auckland International Airport Ltd.	741,565	3,402,519
Fisher & Paykel Healthcare Corp. Ltd.	454,154	4,576,531
Fletcher Building Ltd.	660,277	3,098,496
Meridian Energy Ltd.	1,026,590	2,168,425
Ryman Healthcare Ltd.	309,098	2,503,708
Spark New Zealand Ltd.	1,419,834	3,583,315

		23,716,940
Norway — 0.7%
Aker BP ASA	86,094	3,166,809
DNB ASA	756,186	14,725,255
Gjensidige Forsikring ASA	147,880	2,421,015
Marine Harvest ASA	322,384	6,409,924
Norsk Hydro ASA	1,040,599	6,211,591
Orkla ASA	630,732	5,518,202
Schibsted ASA, Class B	81,163	2,289,679
Statoil ASA	899,975	23,797,634
Telenor ASA	580,889	11,896,894
Yara International ASA	137,414	5,685,116

		82,122,119
Portugal — 0.2%
EDP — Energias de Portugal SA	1,950,401	7,730,438
Galp Energia SGPS SA	387,859	7,378,493
Jeronimo Martins SGPS SA	194,770	2,805,562

		17,914,493
Singapore — 1.2%
Ascendas Real Estate Investment Trust	1,926,046	3,729,867
CapitaLand Commercial Trust	2,021,960	2,462,180
CapitaLand Ltd.	1,984,449	4,593,007
CapitaLand Mall Trust	2,027,900	3,082,487
City Developments Ltd.	288,935	2,314,344

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Singapore (continued)
ComfortDelGro Corp. Ltd.	1,633,016	$2,810,392
DBS Group Holdings Ltd.	1,388,807	27,008,154
Genting Singapore Ltd.	4,904,827	4,391,845
Golden Agri-Resources Ltd.	4,730,351	1,056,189
Jardine Cycle & Carriage Ltd.	76,156	1,779,224
Keppel Corp. Ltd.	1,125,577	5,888,103
Oversea-Chinese Banking Corp. Ltd.	2,433,798	20,730,473
SATS Ltd.	510,700	1,870,665
Sembcorp Industries Ltd.	828,690	1,669,382
Singapore Airlines Ltd.	436,609	3,419,282
Singapore Exchange Ltd.	653,700	3,435,129
Singapore Press Holdings Ltd.	816,785	1,556,516
Singapore Technologies Engineering Ltd.	1,208,013	2,911,832
Singapore Telecommunications Ltd.	6,317,432	14,263,477
Suntec Real Estate Investment Trust	1,647,200	2,088,570
United Overseas Bank Ltd.	1,034,747	20,279,726
UOL Group Ltd.	388,899	2,171,776
Venture Corp. Ltd.	217,800	2,845,559
Wilmar International Ltd.	1,530,870	3,432,849

		139,791,028
Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	200,609	8,093,759
Aena SME SA(e)	53,605	9,705,017
Amadeus IT Group SA	339,546	26,699,318
Banco Bilbao Vizcaya Argentaria SA	5,159,389	36,386,926
Banco de Sabadell SA	4,353,959	7,270,286
Banco Santander SA	12,485,620	66,728,957
Bankia SA	954,817	3,560,576
Bankinter SA	544,954	5,287,686
CaixaBank SA	2,776,943	11,952,752
Enagas SA	113,026	3,296,543
Endesa SA	259,619	5,709,436
Ferrovial SA	385,057	7,879,265
Gas Natural SDG SA	278,657	7,366,529
Grifols SA	231,982	6,953,154
Iberdrola SA	4,483,620	34,576,560
Industria de Diseno Textil SA	844,046	28,743,223
Mapfre SA	957,059	2,876,670
Red Electrica Corp. SA	324,891	6,600,487
Repsol SA	1,023,690	19,981,487
Siemens Gamesa Renewable Energy SA	174,013	2,326,061
Telefonica SA	3,615,749	30,688,435

		332,683,127
Sweden — 2.5%
Alfa Laval AB	222,168	5,244,909
Assa Abloy AB, Class B	775,545	16,450,544
Atlas Copco AB, A Shares	519,596	15,047,774
Atlas Copco AB, B Shares	301,939	7,866,055
Boliden AB	217,088	7,006,181
Electrolux AB, Class B	180,611	4,098,714
Epiroc AB, Class A(d)	519,596	5,452,517
Epiroc AB, Class B(d)	301,939	2,764,284
Essity AB, Class B	469,171	11,542,345
Hennes & Mauritz AB, Class B(c)	678,132	10,094,027
Hexagon AB, Class B	200,034	11,115,313
Husqvarna AB, Class B	323,009	3,055,711
ICA Gruppen AB	58,761	1,797,695
Industrivarden AB, Class C	121,322	2,340,318
Investor AB, Class B	352,438	14,276,072
Kinnevik AB, Class B	181,301	6,178,218
L E Lundbergforetagen AB, B Shares	63,300	1,937,482
Lundin Petroleum AB	154,032	4,888,985
Millicom International Cellular SA	51,169	3,007,309

Security	Shares	Value
Sweden (continued)
Nordea Bank AB	2,350,289	$22,545,351
Sandvik AB	873,542	15,427,606
Securitas AB, Class B	242,285	3,973,000
Skandinaviska Enskilda Banken AB, Class A	1,259,317	11,918,650
Skanska AB, Class B	263,178	4,763,709
SKF AB, Class B	287,663	5,325,297
Svenska Handelsbanken AB, Class A	1,181,648	13,087,277
Swedbank AB, Class A	700,727	14,929,858
Swedish Match AB	140,671	6,952,199
Tele2 AB, Class B	279,837	3,277,562
Telefonaktiebolaget LM Ericsson, Class B	2,377,318	18,315,327
Telia Co. AB	2,177,809	9,926,206
Volvo AB, Class B	1,211,737	19,258,278

		283,864,773
Switzerland — 8.2%
ABB Ltd., Registered Shares	1,425,995	31,106,531
Adecco SA, Registered Shares	125,813	7,424,738
Baloise Holding AG, Registered Shares	37,796	5,482,579
Barry Callebaut AG, Registered Shares	1,699	3,044,467
Chocoladefabriken Lindt & Spruengli AG	814	5,276,038
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	78	5,925,509
Cie Financiere Richemont SA, Registered Shares	403,906	34,143,968
Clariant AG, Registered Shares(d)	154,106	3,687,522
Coca-Cola HBC AG(d)	160,678	5,348,109
Credit Suisse Group AG, Registered Shares(d)	1,977,757	29,573,527
Dufry AG, Registered Shares(d)	25,010	3,180,842
EMS-Chemie Holding AG, Registered Shares	6,334	4,052,541
Ferguson PLC	188,188	15,225,871
Geberit AG, Registered Shares	28,661	12,271,606
Givaudan SA, Registered Shares	7,145	16,182,115
Glencore PLC(d)	8,929,109	42,393,526
Julius Baer Group Ltd.(d)	173,176	10,143,166
Kuehne + Nagel International AG, Registered Shares	42,018	6,307,803
LafargeHolcim Ltd., Registered Shares(d)	375,685	18,266,656
Lonza Group AG, Registered Shares(d)	57,621	15,226,139
Nestle SA, Registered Shares	2,408,086	186,628,598
Novartis AG, Registered Shares	1,721,104	130,375,224
Pargesa Holding SA, Bearer Shares	29,397	2,488,188
Partners Group Holding AG	13,429	9,817,207
Roche Holding AG	543,620	120,606,434
Schindler Holding AG, Participation Certificates	31,555	6,774,948
Schindler Holding AG, Registered Shares	15,640	3,285,431
SGS SA, Registered Shares	4,135	10,987,495
Sika AG, Registered Shares	101,640	14,043,546
Sonova Holding AG, Registered Shares	42,968	7,686,269
STMicroelectronics NV	528,421	11,732,684
Straumann Holding AG, Registered Shares	7,986	6,056,469
Swatch Group AG, Bearer Shares	23,863	11,296,303
Swatch Group AG, Registered Shares	43,192	3,729,492
Swiss Life Holding AG, Registered Shares(d)	26,481	9,182,321
Swiss Prime Site AG, Registered Shares(d)	55,308	5,081,678
Swiss Re AG	243,355	21,247,046
Swisscom AG, Registered Shares	20,041	8,944,973
Temenos Group AG, Registered Shares(d)	46,598	7,007,712
UBS Group AG, Registered Shares(d)	2,981,968	45,714,623
Vifor Pharma AG	35,206	5,615,838
Zurich Insurance Group AG	117,105	34,631,442

		937,197,174
United Arab Emirates — 0.1%
Mediclinic International PLC	301,814	2,090,920
NMC Health PLC	82,863	3,900,177

		5,991,097

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom — 14.9%
3i Group PLC	752,792	$8,912,401
Admiral Group PLC	155,566	3,909,731
Anglo American PLC	815,133	18,096,703
Ashtead Group PLC	382,752	11,398,099
Associated British Foods PLC	275,657	9,939,724
AstraZeneca PLC	979,895	67,776,573
Auto Trader Group PLC(e)	737,107	4,131,037
Aviva PLC	3,105,312	20,604,013
Babcock International Group PLC	186,632	2,005,262
BAE Systems PLC	2,465,845	20,977,710
Barclays PLC	13,203,374	32,635,232
Barratt Developments PLC	783,470	5,311,076
Berkeley Group Holdings PLC	99,213	4,942,096
BP PLC	15,412,356	117,265,175
British American Tobacco PLC	1,774,742	89,399,736
British Land Co. PLC	722,269	6,389,901
BT Group PLC	6,525,653	18,720,429
Bunzl PLC	256,787	7,755,258
Burberry Group PLC	323,651	9,198,339
Carnival PLC	140,829	8,049,072
Centrica PLC	4,416,834	9,171,028
Coca-Cola European Partners PLC	168,659	6,854,302
Compass Group PLC	1,225,232	26,116,586
ConvaTec Group PLC(e)	1,141,030	3,185,475
Croda International PLC	101,667	6,423,029
Diageo PLC	1,903,591	68,388,232
Direct Line Insurance Group PLC	1,065,981	4,810,422
easyJet PLC	124,400	2,736,787
Experian PLC	710,841	17,535,461
Fiat Chrysler Automobiles NV(d)	834,169	15,735,964
G4S PLC	1,196,217	4,213,586
GlaxoSmithKline PLC	3,836,487	77,347,157
Hammerson PLC	614,547	4,223,434
Hargreaves Lansdown PLC	220,207	5,708,140
HSBC Holdings PLC	15,483,918	144,687,138
Imperial Brands PLC	737,970	27,406,810
Informa PLC	966,983	10,629,153
InterContinental Hotels Group PLC	139,658	8,681,869
International Consolidated Airlines Group SA	475,414	4,160,358
Intertek Group PLC	124,879	9,389,722
Investec PLC	509,094	3,599,675
ITV PLC	2,798,694	6,398,488
J. Sainsbury PLC	1,345,634	5,694,411
John Wood Group PLC	523,885	4,326,243
Johnson Matthey PLC	150,516	7,167,049
Kingfisher PLC	1,671,924	6,538,239
Land Securities Group PLC	573,715	7,227,845
Legal & General Group PLC	4,610,543	16,126,931
Lloyds Banking Group PLC	55,778,089	46,280,004
London Stock Exchange Group PLC	241,464	14,214,866
Marks & Spencer Group PLC	1,257,175	4,883,457
Meggitt PLC	600,764	3,898,475
Melrose Industries PLC	3,747,924	10,486,930
Merlin Entertainments PLC(e)	513,907	2,620,254
Micro Focus International PLC	329,059	5,709,608
Mondi PLC	284,159	7,666,064
National Grid PLC	2,605,931	28,798,317
Next PLC	111,019	8,836,973
Pearson PLC	628,461	7,318,866
Persimmon PLC	239,015	7,961,518
Prudential PLC	2,001,923	45,636,488
Quilter PLC(d)(e)	1,272,273	2,433,327
Randgold Resources Ltd.	73,002	5,618,768
Reckitt Benckiser Group PLC	517,354	42,508,306
RELX NV	747,436	15,889,621

Security	Shares	Value
United Kingdom (continued)
RELX PLC	819,014	$17,490,015
Rio Tinto Ltd.	319,113	19,716,486
Rio Tinto PLC	929,816	51,250,051
Rolls-Royce Holdings PLC(d)	1,288,473	16,782,465
Royal Bank of Scotland Group PLC(d)	3,703,554	12,468,137
Royal Mail PLC	696,390	4,633,029
RSA Insurance Group PLC	781,602	6,990,112
Sage Group PLC	838,304	6,923,713
Schroders PLC	101,512	4,212,423
Segro PLC	776,031	6,834,392
Severn Trent PLC	182,818	4,766,756
Shire PLC	704,159	39,671,515
Sky PLC	798,071	15,369,902
Smith & Nephew PLC	677,017	12,470,866
Smiths Group PLC	306,220	6,840,174
SSE PLC	784,982	14,012,364
St. James’s Place PLC	399,522	6,028,029
Standard Chartered PLC	2,168,299	19,695,562
Standard Life Aberdeen PLC	2,074,592	8,883,746
Taylor Wimpey PLC	2,511,889	5,913,045
Tesco PLC	7,527,985	25,471,650
Travis Perkins PLC	193,502	3,625,972
Unilever PLC	953,100	52,649,677
United Utilities Group PLC	533,375	5,362,172
Vodafone Group PLC	20,640,008	49,996,108
Weir Group PLC	186,413	4,895,623
Whitbread PLC	146,231	7,622,648
WM Morrison Supermarkets PLC	1,729,398	5,736,413
Worldpay, Inc., Class A(d)	2	163
WPP PLC	982,632	15,438,695

		1,694,414,846

Total Common Stocks — 96.6% (Cost — $10,009,104,390)		11,007,648,549

Preferred Securities — 0.5%

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	41,916	3,334,331
Fuchs Petrolub SE, Preference Shares, 0.00%	49,154	2,418,690
Henkel AG & Co. KGaA, Preference Shares, 0.00%	137,857	17,590,369
Porsche Automobil Holding SE, Preference Shares, 0.00%	118,483	7,523,134
Schaeffler AG, Preference Shares, 0.00%	128,445	1,667,107
Volkswagen AG, Preference Shares, 0.00%	143,599	23,724,026

		56,257,657

Total Preferred Securities — 0.5% (Cost — $54,664,682)		56,257,657

Rights — 0.0%

Italy — 0.0%
Intesa Sanpaolo SpA (Expires 17/07/18)(d)	11,152,540	130

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA (Expires 11/07/18)(d)	200,609	206,627
Repsol SA (Expires 07/06/18)(d)	1,023,690	581,116

		787,743

Total Rights — 0.0% (Cost — $795,026)		787,873

Total Long-Term Investments — 97.1% (Cost — $10,064,564,098)		11,064,694,079

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.70%(f)(g)(h)	46,069,350	$46,078,565
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.73%(g)(h)	17,972,556	17,972,556

Total Short-Term Securities — 0.5% (Cost — $64,048,672)		64,051,121

Total Investments — 97.6% (Cost — $10,128,612,770)		11,128,745,200

Other Assets Less Liabilities — 2.4%		268,009,264

Net Assets — 100.0%		$11,396,754,464

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security, or a portion of the security, is on loan.
(d)	Non-income producing security.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.
(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares/ Investment Value Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	49,359,160	—	(3,289,810	)(b)	46,069,350	$46,078,565	$435,414	(c)	$39	$4,076
BlackRock Cash Funds: Treasury, SL Agency Shares	31,372,620	—	(13,400,064	)(b)	17,972,556	17,972,556	232,401		—	—
iShares MSCI EAFE ETF	—	2,699,998	(2,699,998)		—	—	—		—	—

						$64,051,121	$667,815		$39	$4,076

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
NIikkei 225 Index	736	09/13/18	$73,922	$(1,607,184)
SPI 200 Index	328	09/20/18	37,309	291,356
Euro Stoxx 50 Index	2,865	09/21/18	113,454	(2,327,478)
FTSE 100 Index	725	09/21/18	72,733	(388,404)

				$(4,031,710)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$291,356	$—	$—	$—	$291,356

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$4,323,066	$—	$—	$—	$4,323,066

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$5,284,911	$—	$3	$—	$5,284,914

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(4,328,745)	$—	$—	$—	$(4,328,745)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$233,148,369

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$781,935,669	$9	$781,935,678
Austria	—	26,863,577	—	26,863,577
Belgium	2,653,031	116,676,324	—	119,329,355
Chile	—	3,787,553	—	3,787,553
China	—	3,759,337	—	3,759,337
Denmark	—	182,769,738	—	182,769,738
Finland	—	114,496,271	—	114,496,271
France	25,382,380	1,158,420,696	—	1,183,803,076
Germany	2,862,152	993,062,401	—	995,924,553
Hong Kong	14,797,658	382,148,802	—	396,946,460
Ireland	27,942,053	51,278,290	—	79,220,343
Isle of Man	—	5,685,078	—	5,685,078
Israel	28,061,390	30,127,505	—	58,188,895
Italy	—	230,923,358	—	230,923,358
Japan	4,175,906	2,655,464,258	—	2,659,640,164
Luxembourg	—	28,516,209	—	28,516,209
Mexico	—	2,374,262	—	2,374,262
Netherlands	29,055,002	586,734,043	—	615,789,045

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	iShares MSCI EAFE International Index Fund

	Level 1	Level 2	Level 3	Total
New Zealand	$—	$23,716,940	$—	$23,716,940
Norway	—	82,122,119	—	82,122,119
Portugal	—	17,914,493	—	17,914,493
Singapore	4,391,845	135,399,183	—	139,791,028
Spain	—	332,683,127	—	332,683,127
Sweden	8,216,801	275,647,972	—	283,864,773
Switzerland	—	937,197,174	—	937,197,174
United Arab Emirates	—	5,991,097	—	5,991,097
United Kingdom	9,287,792	1,685,127,054	—	1,694,414,846
Preferred Stocks	—	56,257,657	—	56,257,657
Rights	787,743	130	—	787,873
Short-Term Securities	64,051,121	—	—	64,051,121

	$221,664,874	$10,907,080,317	$9	$11,128,745,200

Derivative Financial Instruments(a)
Assets:
Equity contracts	$291,356	$—	$—	$291,356
Liabilities:
Equity contracts	(4,323,066)	—	—	(4,323,066)

	$(4,031,710)	$—	$—	$(4,031,710)

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1 (a)	Transfers Out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers Out of Level 2 (a)
Assets:
Investments:
Common Stocks:
Austria	$—	$—	$10,381,762	$(10,381,762)
Belgium	2,031,552	(2,031,552)	3,299,932	(3,299,932)
Denmark	—	—	20,833,994	(20,833,994)
Finland	—	—	9,830,051	(9,830,051)
France	2,181,324	(2,181,324)	32,406,257	(32,406,257)
Germany			37,444,687	(37,444,687)
Hong Kong	8,213,977	(8,213,977)	38,900,745	(38,900,745)
Ireland	—	—	8,816,368	(8,816,368)
Israel	—	—	2,670,427	(2,670,427)
Italy	—	—	10,082,828	(10,082,828)
Japan	—	—	30,653,740	(30,653,740)
Netherlands	—	—	4,465,620	(4,465,620)
New Zealand	—	—	5,233,827	(5,233,827
Portugal	—	—	8,818,657	(8,818,657)
Singapore	—	—	1,985,599	(1,985,599)
Sweden	—	—	3,146,139	(3,146,139)
Switzerland	—	—	18,884,582	(18,884,582)
United Arab Emirates	—	—	2,021,307	(2,021,307)
United Kingdom	—	—	118,964,191	(118,964,191)

	$12,426,853	$(12,426,853)	$368,840,713	$(368,840,713)

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $43,934,311)(a)	$11,064,694,079	$—
Investments at value — Master Small Cap Index Series	—	1,231,518,841
Investments at value — affiliated(b)	64,051,121	—
Foreign currency at value(c)	249,536,243	—
Cash pledged for futures contracts	15,052,765	—
Receivables:
Investments sold	8,019,336	—
Capital shares sold	31,119,200	6,804,641
Dividends — unaffiliated	39,788,339	—
Dividends — affiliated	22,644	—
Variation margin on futures contracts	1,617,300	—
Receivable from Manager	193,577	14,755
Securities lending income — affiliated	62,335	—
Withdrawals from the Master Small Cap Index Series	—	5,881,440
Prepaid expenses	177,482	64,345

Total assets	11,474,334,421	1,244,284,022

LIABILITIES
Cash collateral on securities loaned at value	46,079,473	—
Payables:
Board realignment and consolidation	193,577	14,755
Investments purchased	7,862,691	—
Capital shares redeemed	21,998,648	12,686,484
Investment advisory fees	95,055	27
Directors’ and Officer’s fees	45,175	—
Professional fees	119,677	—
Service fees	73,108	60,411
Other affiliates	12,576	—
Other accrued expenses	1,099,977	99,651

Total liabilities	77,579,957	12,861,328

NET ASSETS	$11,396,754,464	$1,231,422,694

NET ASSETS CONSIST OF
Paid-in capital	$10,483,342,262	$1,011,278,294
Undistributed net investment income	215,462,550	7,221,358
Accumulated net realized gain (loss)	(296,267,772)	82,201,604
Net unrealized appreciation (depreciation)	994,217,424	130,721,438

NET ASSETS	$11,396,754,464	$1,231,422,694

NET ASSET VALUE

Institutional:
Net assets	$754,976,001	$143,953,697

Shares outstanding	54,610,520	6,776,370

Net asset value	$13.82	$21.24

Shares Authorized	1.208 billion	208 million

Investor A:
Net assets	$351,689,700	$299,443,773

Shares outstanding	25,633,165	14,103,366

Net asset value	$13.72	$21.23

Shares authorized	208 million	208 million

Class K:
Net assets	$10,290,088,763	$788,025,224

Shares outstanding	743,803,279	36,995,131

Net asset value	$13.83	$21.30

Shares authorized	1.208 billion	1.208 billion

(a) Investments at cost — unaffiliated	$10,064,564,098	$—
(b) Investments at cost — affiliated	$64,048,672	$—
(c) Foreign currency at cost	$251,058,618	$—

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2018

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$263,191,808	$—
Securities lending income — affiliated — net	435,414	—
Dividends — affiliated	232,401	—
Interest — unaffiliated	2,784	—
Foreign taxes withheld	(24,439,159)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	6,178,959
Dividends — affiliated	—	795,402
Securities lending income — affiliated — net	—	662,727
Interest — unaffiliated	—	7,387
Foreign taxes withheld	—	(881)
Expenses	—	(226,319)
Fees waived	—	9,235

Total investment income	239,423,248	7,426,510

EXPENSES
Board realignment and consolidation	193,577	14,755
Investment advisory	571,841	—
Administration	—	213,171
Service and distribution — class specific	458,769	344,719
Transfer agent — class specific	667,298	153,141
Accounting services	758,991	27
Custodian	539,024	—
Directors and Officer	98,771	164
Printing	41,750	13,125
Registration	297,895	67,263
Professional	77,307	32,021
Miscellaneous	94,736	6,427

Total expenses	3,799,959	844,813
Less:
Fees waived and/or reimbursed by the Manager	(215,301)	—
Fees waived and/or reimbursed by the Administrator	—	(190,650)
Transfer agent fees waived and/or reimbursed — class specific	(6,732)	(46,467)

Total expenses after fees waived and/or reimbursed	3,577,926	607,696

Net investment income	235,845,322	6,818,814

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	58,182,332
Futures contracts	—	1,309,292
Net realized gain (loss) from:
Investments — unaffiliated	(67,256,518)	—
Investments — affiliated	39	—
Futures contracts	5,284,914	—
Litigation proceeds	4,493	—
Foreign currency transactions	(4,643,965)	—
Payment from affiliate	61,270	—

	(66,549,767)	59,491,624

Net change in unrealized appreciation (depreciation) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	15,157,259
Futures contracts	—	(64,792)
Net change in unrealized appreciation (depreciation) from:
Investments — unaffiliated	(459,879,223)	—
Investments — affiliated	4,076	—
Futures contracts	(4,328,745)	—
Foreign currency translations	(3,340,837)	—

	(467,544,729)	15,092,467

Net realized and unrealized gain (loss)	(534,094,496)	74,584,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(298,249,174)	$81,402,905

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$235,845,322	$225,974,925
Net realized gain (loss)	(66,549,767)	6,317,117
Net change in unrealized appreciation (depreciation)	(467,544,729)	1,445,707,977

Net increase (decrease) in net assets resulting from operations	(298,249,174)	1,678,000,019

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	—	(16,771,562)
Investor A	—	(8,109,165)
Class K	—	(227,191,990)

Decrease in net assets resulting from distributions to shareholders	—	(252,072,717)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,105,913,487	4,232,876,805

NET ASSETS
Total increase in net assets	807,664,313	5,658,804,107
Beginning of period	10,589,090,151	4,930,286,044

End of period	$11,396,754,464	$10,589,090,151

Undistributed (distributions in excess of) net investment income, end of period	$215,462,550	$(20,382,772)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 Small-Cap Index Fund
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,818,814	$8,186,098
Net realized gain	59,491,624	16,647,042
Net change in unrealized appreciation (depreciation)	15,092,467	70,891,697

Net increase in net assets resulting from operations	81,402,905	95,724,837

DISTRIBUTIONS(a)
From net investment income:
Institutional	—	(1,680,080)
Investor A	—	(2,063,099)
Class K	—	(4,819,656)
From net realized gain:
Institutional	—	(3,410,143)
Investor A	—	(5,150,199)
Class K	—	(9,528,915)

Decrease in net assets resulting from distributions to shareholders	—	(26,652,092)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	257,858,474	416,788,798

NET ASSETS
Total increase in net assets	339,261,379	485,861,543
Beginning of period	892,161,315	406,299,772

End of period	$1,231,422,694	$892,161,315

Undistributed net investment income, end of period	$7,221,358	$402,544

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$14.18		$11.60	$11.81		$12.21		$13.11		$11.06

Net investment income(a)	0.29		0.39	0.28		0.34		0.24		0.32
Net realized and unrealized gain (loss)	(0.65)		2.53	(0.16)		(0.46)		(1.04)		2.04

Net increase (decrease) from investment operations	(0.36)		2.92	0.12		(0.12)		(0.80)		2.36

Distributions from net investment income(b)	—		(0.34)	(0.33)		(0.28)		(0.10)		(0.31)

Net asset value, end of period	$13.82		$14.18	$11.60		$11.81		$12.21		$13.11

Total Return(c)
Based on net asset value	(2.54	)%(d)	25.24%	0.99%		(0.91)%		(6.13)%		21.52%

Ratios to Average Net Assets
Total expenses	0.10	%(e)	0.09%	0.15	%(f)(g)	0.12	%(f)(g)	0.16	%(f)(g)	0.40	%(f)(g)

Total expenses after fees waived and paid indirectly	0.10	%(e)	0.09%	0.11	%(f)(g)	0.09	%(f)(g)	0.11	%(f)(g)	0.35	%(f)(g)

Net investment income	4.14	%(e)	2.92%	2.44	%(f)(g)	2.68	%(f)(g)	1.91	%(f)(g)	2.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$754,976		$705,986	$649,763		$2,702,936		$1,764,794		$71,826

Portfolio turnover rate of the Series	6%		23%	42	%(h)	9	%(i)	6	%(i)	8	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(i)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor A
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$14.09		$11.54	$11.75		$12.12		$13.02		$10.99

Net investment income(a)	0.26		0.34	0.32		0.32		0.41		0.29
Net realized and unrealized gain (loss)	(0.63)		2.52	(0.23)		(0.46)		(1.25)		2.02

Net increase (decrease) from investment operations	(0.37)		2.86	0.09		(0.14)		(0.84)		2.31

Distributions from net investment income(b)	—		(0.31)	(0.30)		(0.23)		(0.06)		(0.28)

Net asset value, end of period	$13.72		$14.09	$11.54		$11.75		$12.12		$13.02

Total Return(c)
Based on net asset value	(2.63	)%(d)	24.84%	0.78%		(1.14)%		(6.45)%		21.20%

Ratios to Average Net Assets
Total expenses	0.36	%(e)	0.36%	0.38	%(f)(g)	0.42	%(f)(g)	0.52	%(f)(g)	0.69	%(f)(g)

Total expenses after fees waived and paid indirectly	0.36	%(e)	0.35%	0.37	%(f)(g)	0.37	%(f)(g)	0.43	%(f)(g)	0.60	%(f)(g)

Net investment income	3.74	%(e)	2.60%	2.78	%(f)(g)	2.54	%(f)(g)	3.13	%(f)(g)	2.41	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$351,690		$373,846	$238,053		$168,008		$332,475		$308,624

Portfolio turnover rate of the Series	6%		23%	42	%(h)	9	%(i)	6	%(i)	8	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(i)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Class K
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$14.18		$11.61	$11.82		$12.21		$13.11		$11.06

Net investment income(a)	0.29		0.38	0.38		0.28		0.34		0.28
Net realized and unrealized gain (loss)	(0.64)		2.54	(0.26)		(0.38)		(1.14)		2.09

Net increase (decrease) from investment operations	(0.35)		2.92	0.12		(0.10)		(0.80)		2.37

Distributions from net investment income(b)	—		(0.35)	(0.33)		(0.29)		(0.10)		(0.32)

Net asset value, end of period	$13.83		$14.18	$11.61		$11.82		$12.21		$13.11

Total Return(c)
Based on net asset value	(2.47	)%(d)	25.17%	1.03%		(0.81)%		(6.12)%		21.57%

Ratios to Average Net Assets
Total expenses	0.05	%(e)	0.06%	0.07	%(f)(g)	0.12	%(f)(g)	0.15	%(f)(g)	0.36	%(f)(g)

Total expenses after fees waived and paid indirectly	0.05	%(e)	0.06%	0.07	%(f)(g)	0.07	%(f)(g)	0.11	%(f)(g)	0.30	%(f)(g)

Net investment income	4.14	%(e)	2.80%	3.25	%(f)(g)	2.25	%(f)(g)	2.65	%(f)(g)	2.29	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$10,290,089		$9,509,257	$4,042,470		$113,314		$16,014		$2,336

Portfolio turnover rate of the Series	6%		23%	42	%(h)	9	%(i)	6	%(i)	8	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(i)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$19.72		$17.76	$15.32		$16.60	$17.51	$12.99

Net investment income(a)	0.13		0.25	0.23		0.24	0.20	0.22
Net realized and unrealized gain (loss)	1.39		2.34	3.03		(0.97)	0.56	4.83

Net increase (decrease) from investment operations	1.52		2.59	3.26		(0.73)	0.76	5.05

Distributions(b)
From net investment income	—		(0.21)	(0.22)		(0.14)	(0.26)	(0.19)
From net realized gain	—		(0.42)	(0.60)		(0.41)	(1.41)	(0.34)

Total distributions	—		(0.63)	(0.82)		(0.55)	(1.67)	(0.53)

Net asset value, end of period	$21.24		$19.72	$17.76		$15.32	$16.60	$17.51

Total Return(c)
Based on net asset value	7.71	%(d)	14.55%	21.33%		(4.43)%	4.81%	39.14%

Ratios to Average Net Assets(e)(f)
Total expenses	0.18	%(h)	0.18%	0.19	%(g)	0.22%	0.35%	0.51%

Total expenses after fees waived and/or reimbursed	0.12	%(h)	0.11%	0.14	%(g)	0.16%	0.23%	0.29%

Net investment income	1.28	%(h)	1.36%	1.44	%(g)	1.47%	1.17%	1.45%

Supplemental Data
Net assets, end of period (000)	$143,954		$167,351	$229,491		$148,148	$46,988	$60,707

Portfolio turnover rate of the Series	19%		30%	39%		37%	21%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Investor A
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$19.74		$17.78	$15.34		$16.61	$17.52	$13.01

Net investment income(a)	0.11		0.21	0.18		0.18	0.16	0.19
Net realized and unrealized gain (loss)	1.38		2.34	3.03		(0.95)	0.56	4.82

Net increase (decrease) from investment operations	1.49		2.55	3.21		(0.77)	0.72	5.01

Distributions(b)
From net investment income	—		(0.17)	(0.17)		(0.09)	(0.22)	(0.16)
From net realized gain	—		(0.42)	(0.60)		(0.41)	(1.41)	(0.34)

Total distributions	—		(0.59)	(0.77)		(0.50)	(1.63)	(0.50)

Net asset value, end of period	$21.23		$19.74	$17.78		$15.34	$16.61	$17.52

Total Return(c)
Based on net asset value	7.55	%(d)	14.35%	21.04%		(4.66)%	4.54%	38.72%

Ratios to Average Net Assets(e)(f)
Total expenses	0.42	%(h)	0.45%	0.49	%(g)	0.53%	0.63%	0.77%

Total expenses after fees waived and/or reimbursed	0.37	%(h)	0.37%	0.41	%(g)	0.43%	0.48%	0.55%

Net investment income	1.06	%(h)	1.13%	1.14	%(g)	1.09%	0.95%	1.20%

Supplemental Data
Net assets, end of period (000)	$299,444		$249,980	$116,722		$87,930	$83,859	$83,118

Portfolio turnover rate of the Series	19%		30%	39%		37%	21%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Class K
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$19.77		$17.79	$15.35		$16.62	$17.53	$13.01

Net investment income(a)	0.14		0.27	0.24		0.25	0.23	0.25
Net realized and unrealized gain (loss)	1.39		2.34	3.02		(0.97)	0.54	4.81

Net increase (decrease) from investment operations	1.53		2.61	3.26		(0.72)	0.77	5.06

Distributions(b)
From net investment income	—		(0.21)	(0.22)		(0.14)	(0.27)	(0.20)
From net realized gain	—		(0.42)	(0.60)		(0.41)	(1.41)	(0.34)

Total distributions	—		(0.63)	(0.82)		(0.55)	(1.68)	(0.54)

Net asset value, end of period	$21.30		$19.77	$17.79		$15.35	$16.62	$17.53

Total Return(c)
Based on net asset value	7.74	%(d)	14.69%	21.32%		(4.41)%	4.87%	39.14%

Ratios to Average Net Assets(e)(f)
Total expenses	0.11	%(h)	0.14%	0.17	%(g)	0.21%	0.32%	0.49%

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%	0.10	%(g)	0.13%	0.18%	0.25%

Net investment income	1.37	%(h)	1.40%	1.48	%(g)	1.50%	1.35%	1.57%

Supplemental Data
Net assets, end of period (000)	$788,025		$474,830	$60,086		$8,338	$2,617	$1,196

Portfolio turnover rate of the Series	19%		30%	39%		37%	21%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund are each a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objectives by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of Small Cap Index, which has the same investment objectives and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. As of June 30, 2018, the percentage of the Series owned by Small Cap Index was 72.8%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Prior to August 1, 2016, International Index invested all of its assets in Master International Index Series (“Master International Index”), an affiliate of International Index, which had the same investment objective and strategies as International Index. The value of International Index’s investment in Master International Index reflected International Index’s proportionate interest in the net assets of Master International Index. The performance of International Index was directly affected by the performance of Master International Index.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear certain expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	No	No	None
Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager” and/or the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Index’s policy is to value its financial instruments at fair value. Small Cap Index records its investment in the Series at fair value based on Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

International Index values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of International Index’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including International Index’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with International Index’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-cash Collateral Received, at Fair Value (a)	Net Amount
JP Morgan Securities LLC	$1,661,843	$(1,661,843)	—	—
Credit Suisse Securities (USA) LLC	10,094,027	(10,094,027)	—	—
Citigroup Global Markets Inc.	6,896,235	(6,896,235)	—	—
Macquarie Bank Limited	934,746	(934,746)	—	—
Morgan Stanley & Co LLC	23,569,203	(23,569,203)	—	—
BMO Capital Markets	146,048	(146,048)	—	—
BNP Paribas Securities Corp	632,209	(632,209)	—	—

	$43,934,311	$(43,934,311)	—	—

(a)

Cash collateral with a value of $ 46,079,473 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of International Index and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index. For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of International Index’s net assets.

With respect to International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of International Index for which BFA acts as sub-adviser a monthly fee that is a percentage of the investment advisory fees paid by International Index to the Manager.

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and/or Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small Cap Index
Investor A	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2018, the following table shows the class specific service fees borne directly by each share class of each Fund:

	International Index	Small Cap Index
Investor A	$458,769	$344,719

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide International Index with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts their service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2018, International Index paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
International Index	$—	$2	$—	$2

The Manager and/or Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended June 30, 2018, each Fund reimbursed the Manager and/or Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
International Index	$—	$3,401	$24,158	$27,559
Small Cap Index	594	2,406	724	3,724

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Class K	Total
International Index	$206,286	$115,865	$345,147	$667,298
Small Cap Index	54,662	91,235	7,244	153,141

Expense Limitations, Waivers and Reimbursements: With respect to International Index, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the Manager waived $10,705 in advisory fees pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of International Index. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six month ended June 30, 2018, there were $182 in fees waived by the Manager.

With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37%
Class K	0.07%

The Manager and/or Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended June 30, 2018, the Manager and/or Administrator waived and/or reimbursed the following amounts, which are shown as fees waived by the Manager and fees waived and/or reimbursed by the Administrator in the Statements of Operations.

	Institutional	Investor A	Class K	Total
International Index	$343	$180	$4,632	$5,155
Small Cap Index	25,786	46,287	103,822	175,895

For the six months ended June 30, 2018, for International Index, the Manager waived and/or reimbursed $5,682, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are shown as fees waived and/or reimbursed by the Administrator and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent fees waived and/or reimbursed

	Institutional	Investor A	Class K	Total
International Index	$136	$340	$6,256	$6,732
Small Cap Index	16,948	22,293	7,225	46,467

International Index and Small Cap Index have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including International Index and Small Cap Index. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager and/or Administrator in the Statements of Operations. For the six months ended June 30, 2018, the amount waived and/or reimbursed was $193,577 and $14,755 for International Index and Small Cap Index, respectively.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees International Index bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent

Pursuant to a securities lending agreement, International Index retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by International Index is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2018, International Index paid BTC $108,459 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager and/or Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$136,467,781	$3,343,005	$(1,002,385)

7.	PURCHASES AND SALES

For International Index, for the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $1,792,597,292 and $715,811,814 respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2017, International Index had a capital loss carryforward of $150,288,997, with no expiration dates, available to offset future realized capital gains.

As of June 30, 2018, International Index’s gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows

Tax cost	$10,233,963,394

Gross unrealized appreciation	$1,409,112,110.00
Gross unrealized depreciation	(518,362,014.00)

Net unrealized appreciation (depreciation)	$890,750,096.00

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including International Index, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, International Index did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, International Index invests in securities or other instruments and may enter into certain transactions, and such activities subject International Index to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. International Index’s prospectus provides details of the risks to which International Index is subject.

International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. International Index may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk: International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Index’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of International Index’s investments.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/18		Year Ended 12/31/17
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	14,620,605	$207,968,990	30,738,054	$398,951,656
Shares issued in reinvestment of distributions	—	—	1,130,219	15,777,865
Shares redeemed	(9,805,773)	(138,961,476)	(38,067,918)	(484,936,705)

Net decrease	4,814,832	$69,007,514	(6,199,645)	$(70,207,184)

Investor A
Shares sold	5,617,752	$79,903,962	13,993,190	$183,930,491
Shares issued in reinvestment of distributions	—	—	582,140	8,074,281
Shares redeemed	(6,520,915)	(92,354,905)	(8,668,305)	(113,718,058)

Net increase	(903,163)	$(12,450,943)	5,907,025	$78,286,714

Class K
Shares sold	148,660,191	$2,125,703,821	392,934,379	$5,166,209,906
Shares issued in reinvestment of distributions	—	—	15,812,889	220,747,921
Shares redeemed	(75,284,959)	(1,076,346,905)	(86,492,579)	(1,162,160,552)

Net increase	73,375,232	$1,049,356,916	322,254,689	$4,224,797,275

Total Net Increase	77,286,901	$1,105,913,487	321,962,069	$4,232,876,805

Small Cap Index
Institutional
Shares sold	1,394,849	$28,389,895	5,506,971	$102,815,594
Shares issued in reinvestment of distributions	—	—	254,423	4,993,789
Shares redeemed	(3,103,115)	(63,454,264)	(10,197,970)	(187,582,203)

Net increase (decrease)	(1,708,266)	$(35,064,369)	(4,436,576)	$(79,772,820)

Investor A
Shares sold	3,280,135	$66,191,171	8,622,112	$159,274,178
Shares issued in reinvestment of distributions	—	—	360,085	7,076,447
Shares redeemed	(1,841,528)	(37,417,486)	(2,883,561)	(54,280,644)

Net increase	1,438,607	$28,773,685	6,098,636	$112,069,981

Class K
Shares sold	17,759,344	$361,920,898	22,566,145	$420,218,465
Shares issued in reinvestment of distributions	—	—	729,051	14,348,570
Shares redeemed	(4,778,804)	(97,771,740)	(2,657,575)	(50,075,398)

Net increase	12,980,540	$264,149,158	20,637,621	$384,491,637

Total Net Increase	12,710,881	$257,858,474	22,299,681	$416,788,798

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds financial statements was completed through the date the financial statements were issued and the following items were noted:

International Index paid net investment income distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Small Cap Index paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Excise Tax Distributions Declared
	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
International Index
Institutional	$0.006833	$—	$—
Investor A	0.006833	—	—
Class K	0.006833	—	—
Small Cap Index
Institutional	0.006848	0.005213	0.005190
Investor A	0.006848	0.005213	0.005190
Class K	0.006848	0.005213	0.005190

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Series Portfolio Information as of June 30, 2018	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Russell 2000 ETF	0.3%
Five Below, Inc.	0.2
Etsy, Inc.	0.2
Blackbaud, Inc.	0.2
LivaNova PLC	0.2
Haemonetics Corp.	0.2
Entegris, Inc.	0.2
FibroGen, Inc.	0.2
Medidata Solutions, Inc.	0.2
Loxo Oncology, Inc.	0.2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	18%
Health Care	15
Industrials	15
Information Technology	15
Consumer Discretionary	13
Real Estate	7
Energy	5
Materials	4
Utilities	3
Consumer Staples	3
Telecommunication Services	1
Short-Term Securities	9
Liabilities in Excess of Other Assets	(8)

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SERIES PORTFOLIO INFORMATION	39

Schedule of Investments (unaudited) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%
Advertising Agencies — 0.3%
Boston Omaha Corp., Class A(a)	3,629	$76,463
Cardlytics, Inc.(a)	3,494	76,029
Clear Channel Outdoor Holdings, Inc., Class A	31,898	137,161
Emerald Expositions Events, Inc.	18,186	374,632
Fluent, Inc.(a)	23,764	58,222
MDC Partners, Inc., Class A(a)	45,421	208,937
National CineMedia, Inc.	57,489	482,908
QuinStreet, Inc.(a)	27,918	354,559
Trade Desk, Inc., Class A(a)(b)	24,055	2,256,359
Viad Corp.	15,066	817,330

		4,842,600
Aerospace — 1.0%
AAR Corp.	24,536	1,140,679
Aerojet Rocketdyne Holdings, Inc.(a)	52,090	1,536,134
Aerovironment, Inc.(a)(b)	15,845	1,131,808
Astronics Corp.(a)	16,221	583,469
Axon Enterprise, Inc.(a)	40,157	2,537,119
Cubic Corp.	20,116	1,291,447
Ducommun, Inc.(a)	7,910	261,742
Esterline Technologies Corp.(a)	19,637	1,449,211
Kaman Corp.	20,553	1,432,339
KLX, Inc.(a)	38,442	2,763,980
Kratos Defense & Security Solutions, Inc.(a)(b)	65,497	753,870
Moog, Inc., Class A	24,988	1,948,065
Triumph Group, Inc.	38,534	755,266

		17,585,129
Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	2,636	83,561
Andersons, Inc.	20,657	706,469
Cadiz, Inc.(a)(b)	16,325	213,858
Cal-Maine Foods, Inc.(a)	22,970	1,053,175
Calavo Growers, Inc.	11,935	1,147,550
Fresh Del Monte Produce, Inc.	22,635	1,008,389
Limoneira Co.	8,607	211,818
Sanderson Farms, Inc.	15,736	1,654,641

		6,079,461
Air Transport — 0.6%
Air Transport Services Group, Inc.(a)	44,066	995,451
Allegiant Travel Co.	10,000	1,389,500
Atlas Air Worldwide Holdings, Inc.(a)	18,567	1,331,254
Bristow Group, Inc.(a)	24,825	350,281
Era Group, Inc.(a)	15,153	196,231
Hawaiian Holdings, Inc.	37,927	1,363,476
PHI, Inc.(a)	8,869	90,198
SkyWest, Inc.	39,166	2,032,715
Spirit Airlines, Inc.(a)(b)	52,849	1,921,061

		9,670,167
Alternative Energy — 0.1%
Ameresco, Inc., Class A(a)	13,245	158,940
EP Energy Corp., Class A(a)	34,582	103,746
Green Brick Partners, Inc.(a)	17,516	171,657
Green Plains, Inc.	31,729	580,641
Infrastructure and Energy Alternatives, Inc.(a)	12,518	116,542
REX American Resources Corp.(a)	4,146	335,702
TerraForm Power, Inc.	54,109	633,075
Vivint Solar, Inc.(a)	22,614	111,939

		2,212,242
Aluminum — 0.1%
Century Aluminum Co.(a)	39,664	624,708
Kaiser Aluminum Corp.	12,125	1,262,334

		1,887,042

Security	Shares	Value
Asset Management & Custodian — 0.7%
Arlington Asset Investment Corp., Class A(b)	22,590	$232,903
Artisan Partners Asset Management, Inc., Class A	39,476	1,190,201
Ashford, Inc.(a)	590	38,232
B. Riley Financial, Inc.	15,414	347,586
BrightSphere Investment Group PLC	63,792	909,674
Cohen & Steers, Inc.	18,906	788,569
Cowen, Inc., Class A(a)(b)	21,601	299,174
Diamond Hill Investment Group, Inc.	3,098	602,344
Federated Investors, Inc., Class B	31,798	741,529
Financial Engines, Inc.	48,725	2,187,753
GAMCO Investors, Inc., Class A	6,013	160,908
Hamilton Lane, Inc., Class A	11,675	560,050
Oppenheimer Holdings, Inc., Class A	8,381	234,668
PJT Partners, Inc., Class A	16,519	881,949
Pzena Investment Management, Inc., Class A	13,814	127,227
Silvercrest Asset Management Group, Inc., Class A	6,963	113,497
Virtus Investment Partners, Inc.	5,480	701,166
Waddell & Reed Financial, Inc., Class A	62,195	1,117,644
Westwood Holdings Group, Inc.	6,931	412,672
WisdomTree Investments, Inc.	83,837	761,240

		12,408,986
Auto Parts — 0.8%
American Axle & Manufacturing Holdings, Inc.(a)	87,184	1,356,583
Dana, Inc.	113,085	2,283,186
Dorman Products, Inc.(a)	19,977	1,364,629
Fox Factory Holding Corp.(a)	28,220	1,313,641
Gentherm, Inc.(a)(b)	27,647	1,086,527
Meritor, Inc.(a)	65,492	1,347,171
Standard Motor Products, Inc.	15,507	749,608
Stoneridge, Inc.(a)	20,272	712,358
Superior Industries International, Inc.	18,502	331,186
Tenneco, Inc.	38,104	1,675,052
Tower International, Inc.	15,089	479,830

		12,699,771
Auto Services — 0.1%
Cooper Tire & Rubber Co.	40,027	1,052,710

Back Office Support, HR & Consulting — 1.9%
ASGN, Inc.(a)	38,963	3,046,517
Barrett Business Services, Inc.	5,483	529,493
BG Staffing, Inc.	5,857	136,175
CBIZ, Inc.(a)	41,328	950,544
ConvergeOne Holdings, Inc.(b)	18,150	170,429
Convergys Corp.	70,655	1,726,808
CRA International, Inc.	5,799	295,111
Exela Technologies, Inc.(a)	34,352	163,172
ExlService Holdings, Inc.(a)	24,697	1,398,097
Forrester Research, Inc.	7,360	308,752
FTI Consulting, Inc.(a)	29,009	1,754,464
GP Strategies Corp.(a)	9,095	160,072
Hackett Group, Inc.	17,969	288,762
Heidrick & Struggles International, Inc.	14,234	498,190
Huron Consulting Group, Inc.(a)	16,214	663,153
ICF International, Inc.	13,457	956,120
Insperity, Inc.	29,163	2,777,776
Kelly Services, Inc., Class A	23,557	528,855
Kforce, Inc.	17,103	586,633
Korn/Ferry International	43,275	2,680,021
Liquidity Services, Inc.(a)	18,077	118,404
MAXIMUS, Inc.	49,190	3,055,191
Navigant Consulting, Inc.(a)	33,610	744,125
NV5 Global, Inc.(a)(b)	6,341	439,431
Paylocity Holding Corp.(a)	22,586	1,329,412
PFSweb, Inc.(a)	10,793	104,908

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Back Office Support, HR & Consulting (continued)
PRGX Global, Inc.(a)	14,323	$138,933
Resources Connection, Inc.	22,327	377,326
ServiceSource International, Inc.(a)	55,512	218,717
Sykes Enterprises, Inc.(a)	29,643	853,126
TriNet Group, Inc.(a)	32,491	1,817,547
TrueBlue, Inc.(a)	31,100	838,145
TTEC Holdings, Inc.	10,691	369,374
WageWorks, Inc.(a)	29,826	1,491,300

		31,515,083
Banks: Diversified — 9.4%
1st Constitution Bancorp	4,716	107,996
1st Source Corp.	13,856	740,326
Access National Corp.	11,432	326,955
ACNB Corp.	5,264	179,239
Allegiance Bancshares, Inc.(a)	8,596	372,637
Ambac Financial Group, Inc.(a)	13,338	264,759
American National Bankshares, Inc.	5,873	234,920
Ameris Bancorp	29,663	1,582,521
Ames National Corp.	6,736	207,806
Arrow Financial Corp.	8,614	313,550
Atlantic Capital Bancshares, Inc.(a)	18,463	362,798
Auburn National BanCorp., Inc.	1,533	76,052
BancFirst Corp.	14,423	853,842
Banco Latinoamericano de Comercio Exterior SA	23,805	585,841
Bancorp, Inc.(a)	38,703	404,833
BancorpSouth Bank	73,672	2,427,492
Bank of Commerce Holdings	11,185	142,609
Bank of Marin Bancorp	4,918	397,620
Bank of NT Butterfield & Son Ltd.	40,636	1,857,878
The Bank of Princeton(a)	3,832	127,414
Bankwell Financial Group, Inc.	4,769	153,323
Banner Corp.	23,710	1,425,682
Bar Harbor Bankshares	11,207	339,460
Baycom Corp.(a)	7,733	191,392
BCB Bancorp, Inc.	10,036	150,540
Beneficial Bancorp, Inc.	51,389	832,502
Boston Private Financial Holdings, Inc.	62,441	992,812
Bridge Bancorp, Inc.	12,658	455,055
Bridgewater Bancshares, Inc.(a)	3,503	44,558
Bryn Mawr Bank Corp.	14,531	672,785
Business First Bancshares, Inc.	6,517	171,723
Byline Bancorp, Inc.(a)	12,771	285,304
C&F Financial Corp.	2,707	169,323
Cadence BanCorp	35,343	1,020,352
Cambridge Bancorp	2,370	205,100
Camden National Corp.	11,687	534,213
Capital City Bank Group, Inc.	7,851	185,519
Capitol Federal Financial, Inc.	101,335	1,333,569
Capstar Financial Holdings, Inc.(a)	5,655	104,787
Carolina Financial Corp.	14,351	615,945
Cathay General Bancorp	59,906	2,425,594
CB Financial Services, Inc.	3,159	108,670
CBTX, Inc.	13,689	452,421
CenterState Bank Corp.	63,361	1,889,425
Central Pacific Financial Corp.	13,878	397,605
Central Valley Community Bancorp	7,728	163,524
Century Bancorp, Inc., Class A	2,339	178,700
Charter Financial Corp.	8,600	207,690
Chemical Financial Corp.	54,388	3,027,780
Chemung Financial Corp.	2,210	110,743
Citizens & Northern Corp.	8,229	212,802
City Holding Co.	11,389	856,794
Civista Bancshares, Inc.	7,558	183,206
CNB Financial Corp.	10,277	308,927

Security	Shares	Value
Banks: Diversified (continued)
CoBiz Financial, Inc.	29,301	$629,385
Codorus Valley Bancorp, Inc.	6,265	192,210
Columbia Banking System, Inc.	56,040	2,292,036
Columbia Financial, Inc.(a)	37,113	614,220
Community Bank System, Inc.	37,665	2,224,872
Community Bankers Trust Corp.(a)(b)	15,012	134,357
Community Financial Corp.	3,382	119,588
Community Trust Bancorp, Inc.	11,923	595,554
ConnectOne Bancorp, Inc.	23,028	573,397
County Bancorp, Inc.	3,751	103,153
Customers Bancorp, Inc.(a)	22,252	631,512
CVB Financial Corp.	84,217	1,888,145
Eagle Bancorp, Inc.(a)	24,707	1,514,539
Enterprise Bancorp, Inc.	7,485	302,619
Enterprise Financial Services Corp.	19,934	1,075,439
Equity Bancshares, Inc., Class A(a)	9,762	404,928
Esquire Financial Holdings, Inc.(a)	3,433	90,597
Evans Bancorp, Inc.	3,549	163,609
Farmers & Merchants Bancorp, Inc./Archbold	6,573	265,221
Farmers Capital Bank Corp.	5,281	275,140
Farmers National Banc Corp.	17,825	284,309
FB Financial Corp.	10,012	407,689
Fidelity D&D Bancorp, Inc.(b)	1,523	94,411
Fidelity Southern Corp.	16,229	412,379
Financial Institutions, Inc.	11,176	367,690
First Bancorp, Inc.	8,037	226,804
First BanCorp, Puerto Rico(a)	168,384	1,288,138
First Bancorp/Southern Pines NC	21,680	886,929
First Bancshares, Inc.	8,832	317,510
First Bank/Hamilton	8,970	124,683
First Busey Corp.	32,484	1,030,392
First Business Financial Services, Inc.	6,638	172,588
First Choice Bancorp	4,458	136,236
First Commonwealth Financial Corp.	74,035	1,148,283
First Community Bancshares, Inc.	12,612	401,818
First Community Corp.	4,892	122,789
First Connecticut Bancorp, Inc.	10,296	315,058
First Financial Bancorp	73,188	2,243,212
First Financial Bankshares, Inc.(b)	48,736	2,480,662
First Financial Corp.	11,405	517,217
First Foundation, Inc.(a)	24,129	447,352
First Guaranty Bancshares, Inc.	2,919	75,952
First Internet Bancorp	6,048	206,237
First Interstate Bancsystem, Inc., Class A	26,434	1,115,515
First Merchants Corp.	38,452	1,784,173
First Mid-Illinois Bancshares, Inc.	8,709	342,264
First Midwest Bancorp, Inc.	79,355	2,021,172
First Northwest Bancorp(a)	7,943	126,850
First of Long Island Corp.	17,837	443,249
First Savings Financial Group, Inc.	969	71,212
First United Corp.	4,827	98,712
Flagstar Bancorp, Inc.(a)	22,259	762,593
FNB Bancorp.	4,183	153,391
Franklin Financial Network, Inc.(a)	9,934	373,518
FS Bancorp, Inc.	2,187	138,328
Fulton Financial Corp.	133,150	2,196,975
German American Bancorp, Inc.	15,813	566,896
Glacier Bancorp, Inc.	65,137	2,519,499
Great Western Bancorp, Inc.	46,642	1,958,498
Guaranty Bancorp	18,937	564,323
Guaranty Bancshares, Inc.	6,179	203,536
Hancock Holding Co.	64,975	3,031,084
Hanmi Financial Corp.	23,787	674,361
HarborOne Bancorp, Inc.(a)(b)	10,015	189,684

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks: Diversified (continued)
Heartland Financial USA, Inc.	23,676	$1,298,629
Heritage Commerce Corp.	36,376	618,028
Home BancShares, Inc.	121,371	2,738,130
Hope Bancorp, Inc.	102,842	1,833,673
Horizon Bancorp	27,105	560,802
Howard Bancorp, Inc.(a)	9,428	169,704
Iberiabank Corp.	42,680	3,235,144
Independent Bank Corp.	37,294	2,075,916
Independent Bank Group, Inc.	15,861	1,059,515
International Bancshares Corp.	43,290	1,852,812
Investar Holding Corp.	6,304	174,306
Lakeland Bancorp, Inc.	33,774	670,414
Lakeland Financial Corp.	18,329	883,275
LCNB Corp.	6,538	128,799
Level One Bancorp, Inc.	1,232	33,486
Live Oak Bancshares, Inc.(b)	18,953	580,909
Luther Burbank Corp.	12,379	142,420
Macatawa Bank Corp.	18,620	226,047
MB Financial, Inc.	63,065	2,945,135
MBT Financial Corp.	12,361	131,645
Mercantile Bank Corp.	12,297	454,497
Merchants Bancorp	11,870	338,651
Metropolitan Bank Holding Corp.(a)	4,805	252,166
Mid Penn Bancorp, Inc.	2,452	85,575
Middlefield Banc Corp.	2,133	108,143
Midland States Bancorp, Inc.	15,513	531,475
MidSouth Bancorp, Inc.(b)	12,344	163,558
MVB Financial Corp.(b)	5,412	97,687
National Bank Holdings Corp., Class A	23,456	905,167
National Bankshares, Inc.	5,181	240,398
National Commerce Corp.(a)	10,728	496,706
NBT Bancorp, Inc.	32,567	1,242,431
Nicolet Bankshares, Inc.(a)(b)	6,019	331,707
Northeast Bancorp	6,318	137,732
Northrim BanCorp, Inc.	5,367	212,265
Norwood Financial Corp.	4,063	146,349
Oak Valley Bancorp	3,735	85,419
OFG Bancorp	33,551	471,392
Ohio Valley Banc Corp.	3,217	168,732
Old Line Bancshares, Inc.	11,203	391,097
Old National Bancorp	116,479	2,166,509
Old Second Bancorp, Inc.	22,641	326,030
OP Bancorp(a)	6,796	86,445
Opus Bank	14,643	420,254
Origin Bancorp, Inc.(b)	11,959	489,601
Orrstown Financial Services, Inc.	5,312	138,112
Pacific Mercantile Bancorp(a)(b)	10,562	102,980
Pacific Premier Bancorp, Inc.(a)(b)	36,118	1,377,902
Park National Corp.	10,762	1,199,102
Parke Bancorp, Inc.	5,409	127,923
PCSB Financial Corp.	12,135	241,122
Peapack Gladstone Financial Corp.	13,425	464,371
Penns Woods Bancorp, Inc.	2,976	133,265
People’s Utah Bancorp	11,178	399,055
Peoples Bancorp of North Carolina, Inc.	2,922	93,592
Peoples Bancorp, Inc.	13,362	504,816
Peoples Financial Services Corp.	5,295	248,971
Preferred Bank	10,392	638,692
Premier Financial Bancorp, Inc.	8,057	150,424
Provident Financial Services, Inc.	49,398	1,359,927
QCR Holdings, Inc.	9,464	449,067
RBB Bancorp	10,107	324,637
Reliant Bancorp Inc.	7,179	201,371
Renasant Corp.	38,139	1,736,087

Security	Shares	Value
Banks: Diversified (continued)
Republic Bancorp, Inc., Class A	7,100	$321,630
Republic First Bancorp, Inc.(a)	32,229	252,998
S&T Bancorp, Inc.	25,745	1,113,214
Sandy Spring Bancorp, Inc.	25,733	1,055,310
SB One Bancorp	4,244	126,047
Seacoast Banking Corp. of Florida(a)	34,006	1,073,909
Select Bancorp, Inc.(a)	5,251	70,731
ServisFirst Bancshares, Inc.	37,398	1,560,619
Shore Bancshares, Inc.	8,635	164,238
Sierra Bancorp	9,951	281,016
Simmons First National Corp., Class A	69,417	2,075,568
SmartFinancial, Inc.(a)	8,007	206,260
South State Corp.	28,059	2,420,089
Southern First Bancshares, Inc.(a)	5,118	226,216
Southern National Bancorp of Virginia, Inc.	14,814	264,282
Southside Bancshares, Inc.	24,602	828,595
Spirit of Texas Bancshares, Inc.(a)	1,760	36,256
State Bank Financial Corp.	32,609	1,089,141
Stock Yards Bancorp, Inc.	16,114	614,749
Summit Financial Group, Inc.	8,223	220,705
Tompkins Financial Corp.	12,096	1,038,804
TowneBank	51,299	1,646,698
Trico Bancshares	15,440	578,228
TriState Capital Holdings, Inc.(a)(b)	17,704	462,074
Triumph Bancorp, Inc.(a)	17,806	725,594
TrustCo Bank Corp. NY	70,543	627,833
Trustmark Corp.	52,882	1,725,540
UMB Financial Corp.	34,867	2,657,911
Union Bankshares Corp.	50,522	1,964,295
Union Bankshares, Inc.	2,711	140,701
United Bankshares, Inc.	77,350	2,815,540
United Community Banks, Inc.	58,339	1,789,257
United Community Financial Corp.	37,077	407,476
United Security Bancshares	8,765	98,168
Unity Bancorp, Inc.	5,290	120,348
Univest Corp. of Pennsylvania	21,997	604,918
Valley National Bancorp	246,660	2,999,386
Veritex Holdings, Inc.(a)	16,753	520,516
Washington Trust Bancorp, Inc.	11,452	665,361
WesBanco, Inc.	35,055	1,578,877
West BanCorp., Inc.	11,243	282,761
Westamerica BanCorp	19,333	1,092,508

		159,254,163
Banks: Savings, Thrift & Mortgage Lending — 1.6%
Banc of California, Inc.	31,994	625,483
BankFinancial Corp.	9,957	175,741
Berkshire Hills Bancorp, Inc.	31,941	1,296,805
BofI Holding, Inc.(a)(b)	45,961	1,880,264
Brookline Bancorp, Inc.	65,075	1,210,395
BSB Bancorp, Inc.(a)	6,161	211,938
Dime Community Bancshares, Inc.	23,669	461,545
Entegra Financial Corp.(a)	4,639	135,923
ESSA Bancorp, Inc.	7,564	119,738
First Defiance Financial Corp.	7,387	495,372
First Financial Northwest, Inc.	6,511	127,095
Flushing Financial Corp.	21,166	552,433
Great Southern Bancorp, Inc.	7,972	455,998
Greene County Bancorp, Inc.	2,931	99,361
Heritage Financial Corp.	28,481	992,563
Hingham Institution for Savings	1,039	228,268
Home Bancorp, Inc.	5,624	261,797
HomeStreet, Inc.(a)	18,517	499,033
Investors Bancorp, Inc.	191,004	2,442,941
Kearny Financial Corp.	72,561	975,945

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (continued)
Ladder Capital Corp.	64,836	$1,012,738
LegacyTexas Financial Group, Inc.	38,534	1,503,597
Malvern Bancorp, Inc.(a)	4,717	114,859
Meridian Bancorp, Inc.	39,201	750,699
MutualFirst Financial, Inc.	4,111	155,190
Northfield Bancorp, Inc.	31,457	522,815
Northwest Bancshares, Inc.	75,095	1,305,902
OceanFirst Financial Corp.	37,781	1,131,919
Oconee Federal Financial Corp.	624	18,059
Ocwen Financial Corp.(a)	98,133	388,607
Oritani Financial Corp.	29,288	474,466
Ponce de Leon Federal Bank(a)	5,512	86,594
Provident Bancorp, Inc.(a)	3,169	83,028
Prudential Bancorp, Inc.	5,921	114,275
Riverview Bancorp, Inc.	16,272	137,336
SI Financial Group, Inc.	8,489	125,213
Southern Missouri Bancorp, Inc.	5,458	212,971
Sterling Bancorp, Inc.	13,848	185,009
Territorial Bancorp, Inc.	5,600	173,600
Timberland Bancorp, Inc.	4,977	185,841
United Financial Bancorp, Inc.	38,088	667,302
Washington Federal, Inc.	63,877	2,088,778
Waterstone Financial, Inc.	19,420	331,111
Western New England Bancorp, Inc.	18,281	201,091
WSFS Financial Corp.	22,916	1,221,423

		26,441,061
Beverage: Brewers & Distillers — 0.2%
Boston Beer Co., Inc., Class A(a)(b)	6,430	1,927,071
Castle Brands, Inc.(a)	79,609	94,735
Craft Brew Alliance, Inc.(a)	10,122	209,019
Primo Water Corp.(a)	19,888	347,841

		2,578,666
Beverage: Soft Drinks — 0.1%
Celsius Holdings, Inc.(a)	15,708	72,257
Coca-Cola Bottling Co. Consolidated	3,461	467,685
Farmer Bros Co.(a)	7,221	220,601
National Beverage Corp.(a)	8,819	942,751

		1,703,294
Biotechnology — 6.0%
Acceleron Pharma, Inc.(a)(b)	32,089	1,556,958
Acorda Therapeutics, Inc.(a)	31,574	906,174
ADMA Biologics, Inc.(a)	13,665	61,629
Aduro Biotech, Inc.(a)(b)	47,544	332,808
Adverum Biotechnologies, Inc.(a)	40,146	212,774
Aeglea BioTherapeutics, Inc.(a)	11,946	126,389
Agenus, Inc.(a)	58,855	133,601
Aimmune Therapeutics, Inc.(a)(b)	32,168	864,997
Akcea Therapeutics, Inc.(a)(b)	8,899	210,995
Akebia Therapeutics, Inc.(a)	37,337	372,623
Albireo Pharma, Inc.(a)	6,697	237,743
Alder Biopharmaceuticals, Inc.(a)(b)	43,341	684,788
Aldeyra Therapeutics, Inc.(a)	11,586	92,109
Allena Pharmaceuticals, Inc.(a)	8,497	110,716
AMAG Pharmaceuticals, Inc.(a)(b)	25,542	498,069
Amicus Therapeutics, Inc.(a)(b)	146,870	2,294,109
AnaptysBio, Inc.(a)	14,581	1,035,834
ANI Pharmaceuticals, Inc.(a)	6,233	416,364
Apellis Pharmaceuticals, Inc.(a)	26,808	589,776
Arbutus Biopharma Corp.(a)	25,797	188,318
Arcus Biosciences, Inc.(a)	3,610	44,186
Ardelyx, Inc.(a)	23,750	87,875
Arena Pharmaceuticals, Inc.(a)	36,916	1,609,538
ArQule, Inc.(a)	64,234	355,214

Security	Shares	Value
Biotechnology (continued)
Array BioPharma, Inc.(a)(b)	157,264	$2,638,890
Arsanis, Inc.(a)	2,817	10,226
Assembly Biosciences, Inc.(a)	12,602	494,124
Atara Biotherapeutics, Inc.(a)(b)	30,231	1,110,989
Athenex, Inc.(a)	31,083	580,009
Athersys, Inc.(a)	88,005	173,370
Audentes Therapeutics, Inc.(a)	23,775	908,443
AVEO Pharmaceuticals, Inc.(a)	74,900	169,274
Avid Bioservices, Inc.(a)	36,896	144,632
Bellicum Pharmaceuticals, Inc.(a)	29,473	217,511
BioCryst Pharmaceuticals, Inc.(a)(b)	73,057	418,617
Biohaven Pharmaceutical Holding Co. Ltd.(a)	20,334	803,600
BioTelemetry, Inc.(a)	25,517	1,148,265
BioTime, Inc.(a)	70,544	145,321
Blueprint Medicines Corp.(a)	30,806	1,955,565
Calithera Biosciences, Inc.(a)	25,571	127,855
Calyxt, Inc.(a)	3,362	62,769
CASI Pharmaceuticals, Inc.(a)	35,272	290,289
Catalyst Biosciences, Inc.(a)	8,700	101,529
Catalyst Pharmaceutical, Inc.(a)	70,776	220,821
Celcuity, Inc.(a)(b)	4,234	105,088
Cellular Biomedicine Group, Inc.(a)	6,787	132,686
ChemoCentryx, Inc.(a)	16,249	213,999
Clearside Biomedical, Inc.(a)	20,683	221,101
Clovis Oncology, Inc.(a)	36,909	1,678,252
Codexis, Inc.(a)(b)	37,692	542,765
Cohbar, Inc.(a)	16,379	107,282
Coherus Biosciences, Inc.(a)	34,802	487,228
Collegium Pharmaceutical, Inc.(a)	21,773	519,286
Corbus Pharmaceuticals Holdings, Inc.(a)	38,893	196,410
Corium International, Inc.(a)(b)	19,717	157,933
CTI BioPharma Corp.(a)	34,773	173,170
Cue Biopharma, Inc.(a)(b)	12,511	148,380
Cymabay Therapeutics, Inc.(a)	43,668	586,025
Cytokinetics, Inc.(a)	34,020	282,366
CytomX Therapeutics, Inc.(a)	28,600	653,796
CytoSorbents Corp.(a)	18,107	206,420
Deciphera Pharmaceuticals, Inc.(a)	5,727	225,357
Denali Therapeutics, Inc.(a)(b)	12,675	193,294
Dermira, Inc.(a)(b)	25,969	238,915
Dova Pharmaceuticals, Inc.(a)	8,724	261,022
Dynavax Technologies Corp.(a)(b)	46,319	706,365
Editas Medicine, Inc.(a)(b)	35,880	1,285,580
Emergent Biosolutions, Inc.(a)	35,694	1,802,190
Enzo Biochem, Inc.(a)	35,215	182,766
Epizyme, Inc.(a)(b)	38,862	526,580
Evelo Biosciences, Inc.(a)(b)	3,900	46,020
Fate Therapeutics, Inc.(a)	40,441	458,601
Fennec Pharmaceuticals, Inc.(a)	8,215	85,765
FibroGen, Inc.(a)	57,613	3,606,574
Five Prime Therapeutics, Inc.(a)	24,669	390,017
Fortress Biotech, Inc.(a)	27,724	82,617
Foundation Medicine, Inc.(a)	11,764	1,608,139
G1 Therapeutics, Inc.(a)	15,160	658,854
GenMark Diagnostics, Inc.(a)(b)	36,878	235,282
Genomic Health, Inc.(a)	15,501	781,250
Geron Corp.(a)(b)	118,228	405,522
Global Blood Therapeutics, Inc.(a)	38,508	1,740,562
GlycoMimetics, Inc.(a)	24,901	401,653
GTx, Inc.(a)	3,348	51,258
Halozyme Therapeutics, Inc.(a)	98,501	1,661,712
Harvard Bioscience, Inc.(a)	21,119	112,987
Heron Therapeutics, Inc.(a)(b)	49,030	1,904,815
Homology Medicines, Inc.(a)	7,549	154,000

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Idera Pharmaceuticals, Inc.(a)	112,677	$148,734
ImmunoGen, Inc.(a)(b)	100,467	977,544
Immunomedics, Inc.(a)	101,357	2,399,120
Innovate Biopharmaceuticals, Inc.(a)(b)	12,490	294,389
Inovio Pharmaceuticals, Inc.(a)	62,084	243,369
Insmed, Inc.(a)(b)	56,937	1,346,560
Insys Therapeutics, Inc.(a)(b)	21,949	158,911
Intellia Therapeutics, Inc.(a)(b)	24,669	674,944
Intercept Pharmaceuticals, Inc.(a)	17,145	1,438,637
Intrexon Corp.(a)	51,605	719,374
Invitae Corp.(a)	47,298	347,640
Iovance Biotherapeutics, Inc.(a)(b)	61,071	781,709
Jounce Therapeutics, Inc.(a)	10,803	82,751
Kadmon Holdings, Inc.(a)	51,150	204,088
Kala Pharmaceuticals, Inc.(a)(b)	9,206	126,398
Karyopharm Therapeutics, Inc.(a)	35,986	611,402
Keryx Biopharmaceuticals, Inc.(a)(b)	70,366	264,576
Kindred Biosciences, Inc.(a)	19,694	209,741
Kura Oncology, Inc.(a)	18,443	335,663
Lexicon Pharmaceuticals, Inc.(a)	33,434	401,208
Ligand Pharmaceuticals, Inc.(a)(b)	16,261	3,368,791
Loxo Oncology, Inc.(a)(b)	20,367	3,533,267
MacroGenics, Inc.(a)	29,115	601,225
Madrigal Pharmaceuticals, Inc.(a)	4,323	1,209,100
MannKind Corp.(a)(b)	103,582	196,806
Marinus Pharmaceuticals, Inc.(a)	26,772	189,278
MediciNova, Inc.(a)(b)	28,944	230,394
Menlo Therapeutics, Inc.(a)	4,198	34,088
Mersana Therapeutics, Inc.(a)(b)	9,182	163,990
Minerva Neurosciences, Inc.(a)(b)	22,202	183,166
Miragen Therapeutics, Inc.(a)	17,972	115,200
Mirati Therapeutics, Inc.(a)	13,447	662,937
Molecular Templates, Inc.(a)	6,393	33,435
Momenta Pharmaceuticals, Inc.(a)	57,018	1,166,018
Mustang Bio, Inc.(a)	9,604	66,172
Myriad Genetics, Inc.(a)	51,070	1,908,486
NantKwest, Inc.(a)	16,787	51,368
Natera, Inc.(a)	21,855	411,311
Neos Therapeutics, Inc.(a)	20,567	128,544
NewLink Genetics Corp.(a)	24,502	116,629
Novavax, Inc.(a)	283,155	379,428
Nymox Pharmaceutical Corp.(a)	22,158	74,451
Odonate Therapeutics, Inc.(a)	5,407	119,387
Omeros Corp.(a)(b)	34,065	617,939
OPKO Health, Inc.(a)(b)	239,121	1,123,869
Organovo Holdings, Inc.(a)(b)	79,322	111,051
Ovid therapeutics, Inc.(a)(b)	11,692	91,198
Pacific Biosciences of California, Inc.(a)	90,134	319,976
Palatin Technologies, Inc.(a)	119,024	115,429
PDL BioPharma, Inc.(a)	115,664	270,654
Pfenex, Inc.(a)	14,122	76,400
Pieris Pharmaceuticals, Inc.(a)	38,490	195,144
Progenics Pharmaceuticals, Inc.(a)	55,606	447,072
Proteostasis Therapeutics, Inc.(a)	18,277	50,993
Prothena Corp. PLC(a)	30,531	445,142
PTC Therapeutics, Inc.(a)	33,663	1,135,453
Pulse Biosciences, Inc.(a)(b)	7,786	117,880
Puma Biotechnology, Inc.(a)	21,776	1,288,050
Ra Pharmaceuticals, Inc.(a)	10,507	104,545
RadNet, Inc.(a)	30,373	455,595
Recro Pharma, Inc.(a)(b)	15,749	79,060
REGENXBIO, Inc.(a)	22,022	1,580,078
Repligen Corp.(a)(b)	29,122	1,369,899
resTORbio, Inc.(a)(b)	4,329	39,610

Security	Shares	Value
Biotechnology (continued)
Retrophin, Inc.(a)(b)	29,946	$816,328
Rhythm Pharmaceuticals, Inc.(a)	9,042	282,653
Rigel Pharmaceuticals, Inc.(a)	122,414	346,432
Rocket Pharmaceuticals, Inc.(a)(b)	15,458	303,440
Rockwell Medical, Inc.(a)(b)	36,905	181,942
RTI Surgical, Inc.(a)	45,686	210,156
Sangamo Therapeutics, Inc.(a)(b)	75,405	1,070,751
Savara, Inc.(a)	18,402	208,311
Selecta Biosciences, Inc.(a)(b)	13,253	175,602
Seres Therapeutics, Inc.(a)	14,042	120,761
Sienna Biopharmaceuticals, Inc.(a)(b)	11,704	177,784
Solid Biosciences, Inc.(a)	6,758	240,787
Sorrento Therapeutics, Inc.(a)	64,545	464,724
Spark Therapeutics, Inc.(a)(b)	24,311	2,011,978
Spero Therapeutics, Inc.(a)	3,800	55,746
Spring Bank Pharmaceuticals, Inc.(a)	6,182	73,257
Stemline Therapeutics, Inc.(a)	20,878	335,092
Surface Oncology, Inc.(a)	5,345	87,177
Syneos Health, Inc.(a)(b)	43,106	2,021,671
Synergy Pharmaceuticals, Inc.(a)(b)	188,074	327,249
Synlogic, Inc.(a)	11,178	109,880
Syros Pharmaceuticals, Inc.(a)	18,087	184,668
Tocagen, Inc.(a)(b)	14,746	137,728
Tyme Technologies, Inc.(a)	28,273	89,343
UNITY Biotechnology, Inc.(a)	3,527	53,117
Unum Therapeutics, Inc.(a)	2,575	36,951
Vanda Pharmaceuticals, Inc.(a)	38,101	725,824
Veracyte, Inc.(a)	17,556	163,973
Verastem, Inc.(a)	39,149	269,345
Vericel Corp.(a)	27,362	265,411
Viking Therapeutics, Inc.(a)	32,306	306,584
Vital Therapies, Inc.(a)	18,728	128,287
Xencor, Inc.(a)	36,553	1,352,826
XOMA Corp.(a)	4,297	89,721
ZIOPHARM Oncology, Inc.(a)(b)	100,487	303,471

		101,439,806
Building Materials — 1.1%
Armstrong Flooring, Inc.(a)	16,457	231,056
BlueLinx Holdings, Inc.(a)	6,602	247,773
Builders FirstSource, Inc.(a)(b)	88,585	1,620,220
Caesarstone Ltd.(b)	17,179	259,403
Continental Building Products, Inc.(a)	28,197	889,615
Gibraltar Industries, Inc.(a)	23,694	888,525
Griffon Corp.	21,623	384,889
Louisiana-Pacific Corp.	111,006	3,021,583
Masonite International Corp.(a)	21,161	1,520,418
NCI Building Systems, Inc.(a)	33,958	713,118
Patrick Industries, Inc.(a)	18,768	1,066,961
PGT Innovations, Inc.(a)(b)	36,515	761,338
Quanex Building Products Corp.	26,743	480,037
Simpson Manufacturing Co., Inc.	31,741	1,973,973
Summit Materials, Inc., Class A(a)	85,787	2,251,909
Trex Co., Inc.(a)	45,166	2,826,940

		19,137,758
Building: Climate Control — 0.1%
AAON, Inc.	30,788	1,023,701
Comfort Systems USA, Inc.	27,460	1,257,668

		2,281,369
Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.(a)(b)	52,070	2,219,223
Forterra, Inc.(a)	14,583	141,893
Foundation Building Materials, Inc.(a)	10,500	161,490
JELD-WEN Holding, Inc.(a)	54,192	1,549,349

		4,071,955

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Cable Television Services — 0.2%
Liberty Latin America, Ltd., Class A(a)	32,157	$614,842
Liberty Latin America, Ltd., Class C(a)(b)	87,921	1,703,909
Roku, Inc.(a)	33,539	1,429,432
WideOpenWest, Inc.(a)	22,764	219,900

		3,968,083
Casinos & Gambling — 0.5%
Boyd Gaming Corp.	66,402	2,301,493
Century Casinos, Inc.(a)	33,129	289,879
Eldorado Resorts, Inc.(a)	52,445	2,050,599
Monarch Casino & Resort, Inc.(a)	8,411	370,505
Penn National Gaming, Inc.(a)	37,096	1,246,055
Scientific Games Corp., Class A(a)	42,052	2,066,856

		8,325,387
Cement — 0.0%
US Concrete, Inc.(a)	12,214	641,235

Chemicals: Diversified — 1.0%
AdvanSix, Inc.(a)	22,858	837,289
AgroFresh Solutions, Inc.(a)	23,198	162,618
American Vanguard Corp.	21,340	489,753
CSW Industrials, Inc.(a)	13,436	710,093
GCP Applied Technologies, Inc.(a)(b)	55,715	1,612,949
Hawkins, Inc.	7,647	270,321
Ingevity Corp.(a)	32,360	2,616,630
Innophos Holdings, Inc.	14,808	704,861
KMG Chemicals, Inc.	10,916	805,382
Landec Corp.(a)	20,319	302,753
LSB Industries, Inc.(a)	15,507	82,187
Marrone Bio Innovations, Inc.(a)	38,512	70,862
Nexeo Solutions, Inc.(a)	23,762	216,947
OMNOVA Solutions, Inc.(a)	31,529	327,902
PolyOne Corp.	60,855	2,630,153
Rayonier Advanced Materials, Inc.	38,321	654,906
Sensient Technologies Corp.	31,968	2,287,310
Tronox Ltd., Class A	72,497	1,426,741

		16,209,657
Chemicals: Specialty — 0.5%
Advanced Emissions Solutions, Inc.	2,275	25,844
Amyris, Inc.(a)	17,690	113,039
Balchem Corp.	24,550	2,409,337
FutureFuel Corp.	18,292	256,271
Innospec, Inc.	18,949	1,450,546
Kraton Corp.(a)	23,086	1,065,188
PQ Group Holdings, Inc.(a)	27,137	488,466
Quaker Chemical Corp.	10,477	1,622,573
Stepan Co.	15,097	1,177,717
Valhi, Inc.	18,357	87,379

		8,696,360
Coal — 0.3%
Arch Coal, Inc., Class A	14,405	1,129,784
Cloud Peak Energy, Inc.(a)	51,615	180,136
CONSOL Energy, Inc.(a)	20,942	803,126
Hallador Energy Co.	12,927	92,299
Peabody Energy Corp.	61,607	2,801,886
Ramaco Resources, Inc.(a)	4,174	29,051
Warrior Met Coal, Inc.	26,908	741,854

		5,778,136
Commercial Banks — 0.1%
Blue Hills Bancorp, Inc.	17,676	392,407
Green Bancorp, Inc.	16,603	358,625
HomeTrust Bancshares, Inc.(a)	12,365	348,075

		1,099,107

Security	Shares	Value
Commercial Finance & Mortgage Companies — 0.2%
Federal Agricultural Mortgage Corp., Class C	7,943	$710,740
Impac Mortgage Holdings, Inc.(a)	6,777	64,585
Meta Financial Group, Inc.(b)	7,045	686,183
Nationstar Mortgage Holdings, Inc.(a)	22,942	402,173
On Deck Capital, Inc.(a)	38,688	270,816
PennyMac Financial Services, Inc.(a)(f)	3,162	62,133
RE/MAX Holdings, Inc., Class A	13,501	708,127
Walker & Dunlop, Inc.	20,704	1,152,178

		4,056,935
Commercial Services & Supplies — 0.2%
Hill International, Inc.(a)(b)	35,369	208,677
Information Services Group, Inc.(a)	25,187	103,267
National Research Corp., Class A	8,027	300,210
Weight Watchers International, Inc.(a)	29,371	2,969,408

		3,581,562
Commercial Services: Rental & Leasing — 0.9%
Aircastle Ltd.	36,571	749,706
CAI International, Inc.(a)	13,909	323,245
GATX Corp.	28,971	2,150,518
GMS, Inc.(a)	24,719	669,638
H&E Equipment Services, Inc.	23,861	897,412
Herc Holdings, Inc.(a)	18,123	1,021,050
Marlin Business Services Corp.	6,772	202,144
McGrath RentCorp	18,989	1,201,434
Mobile Mini, Inc.	33,038	1,549,482
NOW, Inc.(a)	80,806	1,077,144
PHH Corp.(a)	25,584	277,842
Rush Enterprises, Inc., Class B(a)	3,130	137,407
SiteOne Landscape Supply, Inc.(a)(b)	30,457	2,557,474
Triton International Ltd.	40,817	1,251,449
Willis Lease Finance Corp.(a)	3,353	105,921
Willscot Corp.(a)	25,002	370,030

		14,541,896
Commercial Vehicles & Parts — 0.4%
Blue Bird Corp.(a)	11,192	250,141
Commercial Vehicle Group, Inc.(a)	22,763	167,081
Cooper-Standard Holding, Inc.(a)	13,898	1,816,052
Miller Industries, Inc.	7,661	195,739
Modine Manufacturing Co.(a)	37,641	686,948
Motorcar Parts of America, Inc.(a)	14,147	264,690
Navistar International Corp.(a)	37,816	1,539,868
REV Group, Inc.	22,380	380,684
Rush Enterprises, Inc., Class A(a)	23,248	1,008,498
Spartan Motors, Inc.	26,034	393,113
Wabash National Corp.	42,529	793,591

		7,496,405
Communications Equipment — 0.0%
Aerohive Networks, Inc.(a)	20,656	82,004

Communications Technology — 1.6%
ADTRAN, Inc.	36,203	537,615
Anixter International, Inc.(a)	22,785	1,442,291
Avaya Holdings Corp.(a)	77,976	1,565,758
Bel Fuse, Inc., Class B	7,822	163,480
Calix, Inc.(a)	30,582	238,540
Casa Systems, Inc.(a)	10,842	177,050
Ciena Corp.(a)	109,235	2,895,820
Comtech Telecommunications Corp.	18,322	584,105
DASAN Zhone Solutions, Inc.(a)	3,778	36,873
Digi International, Inc.(a)	19,455	256,806
Extreme Networks, Inc.(a)	86,634	689,607
Finisar Corp.(a)(b)	89,336	1,608,048
Harmonic, Inc.(a)	61,231	260,232

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Communications Technology (continued)
Infinera Corp.(a)	110,808	$1,100,323
Intelsat SA(a)(b)	29,661	494,152
InterDigital, Inc.	26,528	2,146,115
KVH Industries, Inc.(a)(b)	12,526	167,848
Loral Space & Communications, Inc.(a)	9,453	355,433
Lumentum Holdings, Inc.(a)(b)	47,823	2,768,952
Maxar Technologies, Ltd.	43,262	2,185,596
NeoPhotonics Corp.(a)	27,408	170,752
NETGEAR, Inc.(a)	23,269	1,454,312
Ooma, Inc.(a)(b)	14,132	199,968
Plantronics, Inc.	25,712	1,960,540
Quantenna Communications, Inc.(a)(b)	24,510	380,885
Ribbon Communications, Inc.(a)	38,478	273,963
TeleNav, Inc.(a)	22,033	123,385
ViaSat, Inc.(a)(b)	42,170	2,771,412

		27,009,861
Computer Services Software & Systems — 5.7%
A10 Networks, Inc.(a)(b)	39,385	245,369
ACI Worldwide, Inc.(a)(b)	89,010	2,195,877
Acxiom Corp.(a)	60,565	1,813,922
Alarm.com Holdings, Inc.(a)(b)	22,905	924,904
Altair Engineering, Inc., Class A(a)	18,436	630,142
Alteryx, Inc., Class A(a)(b)	20,790	793,346
American Software, Inc., Class A	20,438	297,782
Appfolio, Inc., Class A(a)	10,960	670,204
Asure Software, Inc.(a)	7,214	115,063
Avid Technology, Inc.(a)	19,459	101,187
Benefitfocus, Inc.(a)	14,744	495,398
Blackbaud, Inc.	36,627	3,752,436
Blackline, Inc.(a)	24,041	1,044,101
Blucora, Inc.(a)	34,895	1,291,115
Bottomline Technologies, Inc.(a)	32,037	1,596,404
Box, Inc., Class A(a)	97,621	2,439,549
Brightcove, Inc.(a)	24,738	238,722
CACI International, Inc., Class A(a)	18,664	3,145,817
Carbon Black, Inc.(a)	5,813	151,138
Cargurus, Inc.(a)	38,133	1,324,740
Cision Ltd.(a)	28,959	432,937
Cloudera, Inc.(a)	80,987	1,104,663
CommVault Systems, Inc.(a)	30,263	1,992,819
Cornerstone OnDemand, Inc.(a)	41,876	1,986,179
Coupa Software, Inc.(a)	40,908	2,546,114
CSG Systems International, Inc.	24,945	1,019,502
Digimarc Corp.(a)	8,177	219,144
Ebix, Inc.(b)	17,968	1,370,060
Endurance International Group Holdings, Inc.(a)	52,228	519,669
Envestnet, Inc.(a)	34,266	1,882,917
ePlus, Inc.(a)	10,134	953,609
Everbridge, Inc.(a)(b)	19,412	920,517
Evolent Health, Inc., Class A(a)(b)	52,754	1,110,472
ForeScout Technologies, Inc.(a)	21,358	731,725
Groupon, Inc.(a)	341,540	1,468,622
Hortonworks, Inc.(a)	54,272	988,836
HubSpot, Inc.(a)(b)	27,940	3,503,676
Imperva, Inc.(a)	25,855	1,247,504
Inovalon Holdings, Inc., Class A(a)	51,180	507,962
Internap Corp.(a)	13,744	143,212
KEYW Holding Corp.(a)(b)	38,149	333,422
Leaf Group Ltd.(a)	11,693	126,869
LendingClub Corp.(a)(b)	239,851	909,035
Limelight Networks, Inc.(a)	79,527	355,486
LivePerson, Inc.(a)	44,540	939,794
Majesco(a)(b)	1,856	11,414
Mantech International Corp., Class A	20,759	1,113,513

Security	Shares	Value
Computer Services Software & Systems (continued)
Meet Group, Inc.(a)(b)	51,801	$232,068
Mercury Systems, Inc.(a)(b)	36,390	1,385,003
MicroStrategy, Inc., Class A(a)	7,183	917,628
MINDBODY, Inc., Class A(a)	31,887	1,230,838
Mitek Systems, Inc.(a)	26,089	232,192
Monotype Imaging Holdings, Inc.	30,296	615,009
Netscout Systems, Inc.(a)	65,735	1,952,329
New Relic, Inc.(a)	33,947	3,414,729
NIC, Inc.	48,797	758,793
OneSpan, Inc.(a)	24,059	472,759
PAR Technology Corp.(a)	8,231	145,524
PDF Solutions, Inc.(a)	21,569	258,397
Perficient, Inc.(a)	25,837	681,322
Perspecta, Inc.	109,615	2,252,588
Presidio, Inc.(a)	23,800	311,780
Progress Software Corp.	35,277	1,369,453
PROS Holdings, Inc.(a)	20,551	751,550
Q2 Holdings, Inc.(a)(b)	28,886	1,647,946
QAD, Inc., Class A	7,340	368,101
Rapid7, Inc.(a)	26,554	749,354
Reis, Inc.	6,710	146,278
Remark Holdings, Inc.(a)	18,017	70,446
Rimini Street, Inc.(a)	5,432	35,580
SailPoint Technologies Holding, Inc.(a)	28,923	709,770
Science Applications International Corp.	32,303	2,614,282
SecureWorks Corp., Class A(a)	6,251	77,825
SendGrid, Inc.(a)	6,756	179,169
ShotSpotter, Inc.(a)	5,325	201,977
Shutterstock, Inc.(a)	14,147	671,417
Simulations Plus, Inc.	8,439	187,768
SPS Commerce, Inc.(a)	12,626	927,758
SYNNEX Corp.	23,179	2,237,005
Syntel, Inc.(a)	28,292	907,890
TechTarget, Inc.(a)	14,914	423,558
Telaria, Inc.(a)	31,719	128,145
TiVo Corp.	95,589	1,285,672
Travelzoo, Inc.(a)	3,522	60,226
Tucows, Inc., Class A(a)(b)	7,109	431,161
Unisys Corp.(a)	38,257	493,515
Upland Software, Inc.(a)	11,567	397,558
Varonis Systems, Inc.(a)	22,408	1,669,396
VeriFone Systems, Inc.(a)	84,335	1,924,525
Verint Systems, Inc.(a)	49,501	2,195,369
Veritone, Inc.(a)	5,225	87,885
VirnetX Holding Corp.(a)(b)	42,876	145,778
Virtusa Corp.(a)	22,132	1,077,386
Web.com Group, Inc.(a)(b)	30,069	777,284
Workiva, Inc.(a)(b)	20,920	510,448
Yelp, Inc.(a)	61,980	2,428,376
Yext, Inc.(a)	60,121	1,162,740
Zix Corp.(a)	40,941	220,672
Zscaler, Inc.(a)	10,268	367,081

		96,208,191
Computer Technology — 0.5%
3D Systems Corp.(a)(b)	81,863	1,130,528
Cray, Inc.(a)(b)	29,798	733,031
Diebold Nixdorf, Inc.(a)	57,946	692,455
Immersion Corp.(a)	22,488	347,215
Impinj, Inc.(a)(b)	14,024	310,070
Insight Enterprises, Inc.(a)	27,205	1,331,141
PC Connection, Inc.	8,284	275,029
Safeguard Scientifics, Inc.(a)	12,119	155,123
Stratasys Ltd.(a)	37,115	710,381
Super Micro Computer, Inc.(a)	28,631	677,123

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Computer Technology (continued)
Synaptics, Inc.(a)	25,800	$1,299,546
USA Technologies, Inc.(a)(b)	41,679	583,506

		8,245,148
Construction — 0.5%
Aegion Corp.(a)	23,272	599,254
EMCOR Group, Inc.	44,078	3,357,862
Granite Construction, Inc.	34,412	1,915,372
Great Lakes Dredge & Dock Corp.(a)(b)	42,187	221,482
Orion Group Holdings, Inc.(a)	18,309	151,232
Primoris Services Corp.	31,072	846,091
Sterling Construction Co., Inc.(a)	20,370	265,421
Tutor Perini Corp.(a)	27,855	513,925

		7,870,639
Consumer Electronics — 0.1%
Fitbit, Inc., Series A(a)	161,841	1,056,822
Universal Electronics, Inc.(a)	10,510	347,356
Vuzix Corp.(a)	15,894	118,410
XO Group, Inc.(a)	17,894	572,608
ZAGG, Inc.(a)	22,745	393,488

		2,488,684
Consumer Lending — 0.8%
Curo Group Holdings Corp.(a)	7,173	178,966
Elevate Credit, Inc.(a)	16,757	141,764
Encore Capital Group, Inc.(a)(b)	19,827	725,668
Enova International, Inc.(a)	25,035	915,029
Ezcorp, Inc., Class A(a)(b)	38,171	459,961
FirstCash, Inc.	34,195	3,072,421
LendingTree, Inc.(a)	5,803	1,240,681
Marcus & Millichap, Inc.(a)	14,502	565,723
MGIC Investment Corp.(a)	281,858	3,021,518
MoneyGram International, Inc.(a)	20,943	140,109
Nelnet, Inc., Class A	13,988	817,039
PRA Group, Inc.(a)(b)	34,724	1,338,610
Regional Management Corp.(a)	7,439	260,514
World Acceptance Corp.(a)(b)	4,995	554,495

		13,432,498
Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)(b)	55,897	1,586,916
Chuy’s Holdings, Inc.(a)(b)	12,786	392,530
Core-Mark Holding Co., Inc.	34,651	786,578
Del Frisco’s Restaurant Group, Inc.(a)	15,546	195,880
Nutrisystem, Inc.	23,034	886,809
Sotheby’s(a)	28,745	1,562,003

		5,410,716
Containers & Packaging — 0.1%
Greif, Inc., Class A	19,221	1,016,599
Greif, Inc., Class B	4,145	238,752
Myers Industries, Inc.	22,642	434,726
UFP Technologies, Inc.(a)	4,162	128,398
Veritiv Corp.(a)	8,749	348,647

		2,167,122
Cosmetics — 0.1%
elf Beauty, Inc.(a)	17,142	261,244
Inter Parfums, Inc.	13,130	702,455
Revlon, Inc., Class A(a)(b)	6,042	106,037

		1,069,736
Diversified Financial Services — 0.8%
Altisource Portfolio Solutions SA(a)	7,727	225,397
Associated Capital Group, Inc., Class A	3,120	118,404
Cannae Holdings, Inc.(a)	51,498	955,288
FCB Financial Holdings, Inc., Class A(a)	32,940	1,936,872

Security	Shares	Value
Diversified Financial Services (continued)
Greenhill & Co., Inc.	16,394	$465,590
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	40,642	802,679
Houlihan Lokey, Inc.	23,321	1,194,502
HRG Group, Inc.(a)	92,524	1,211,139
MBIA, Inc.(a)(b)	65,858	595,356
MidWestOne Financial Group, Inc.	7,996	270,105
Moelis & Co., Class A	30,843	1,808,942
Piper Jaffray Cos.	12,085	928,732
Stifel Financial Corp.	53,942	2,818,469
Tiptree, Inc., Class A	20,861	141,855

		13,473,330
Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	37,611	2,215,288
Federal Signal Corp.	47,148	1,098,077
Harsco Corp.(a)	59,878	1,323,304
Lydall, Inc.(a)	12,206	532,792
OSI Systems, Inc.(a)	12,457	963,300
Raven Industries, Inc.	26,992	1,037,842
Standex International Corp.	9,458	966,608
TriMas Corp.(a)	34,694	1,020,003

		9,157,214
Diversified Materials & Processing — 0.4%
Belden, Inc.	30,148	1,842,646
Cabot Microelectronics Corp.	19,896	2,140,014
Encore Wire Corp.	15,174	720,006
Energous Corp.(a)(b)	17,146	254,275
Insteel Industries, Inc.(b)	13,516	451,434
Koppers Holdings, Inc.(a)	15,153	581,118
NL Industries, Inc.(a)	4,662	40,559
Synalloy Corp.	5,538	110,483
Tredegar Corp.	19,154	450,119
Uranium Energy Corp.(a)	116,134	186,976

		6,777,630
Diversified Media — 0.0%
EW Scripps Co., Class A	34,160	457,403
Hemisphere Media Group, Inc.(a)(b)	11,721	153,545

		610,948
Diversified Retail — 0.7%
Big Lots, Inc.	32,800	1,370,384
Dillard’s, Inc., Class A(b)	8,780	829,710
Duluth Holdings, Inc., Class B(a)(b)	6,153	146,380
Etsy, Inc.(a)	91,146	3,845,450
Gaia, Inc.(a)(b)	7,862	159,206
Hudson Ltd., Class A(a)	28,927	505,933
JC Penney Co., Inc.(a)(b)	238,265	557,540
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	38,502	2,791,395
Overstock.com, Inc.(a)	15,399	518,176
PriceSmart, Inc.	17,032	1,541,396
Sears Holdings Corp.(a)(b)	29,655	70,282
Winmark Corp.	1,712	254,147

		12,589,999
Drug & Grocery Store Chains — 0.3%
Diplomat Pharmacy, Inc.(a)	44,255	1,131,158
Ingles Markets, Inc., Class A	10,758	342,104
PetMed Express, Inc.	14,947	658,415
Rite Aid Corp.(a)(b)	810,892	1,402,843
Smart & Final Stores, Inc.(a)	17,746	98,490
SuperValu, Inc.(a)(b)	30,649	628,918
Village Super Market, Inc., Class A	5,864	172,754
Weis Markets, Inc.	7,063	376,740

		4,811,422

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Education Services — 0.6%
Adtalem Global Education, Inc.(a)	46,044	$2,214,716
American Public Education, Inc.(a)	12,197	513,494
Cambium Learning Group, Inc.(a)	10,735	119,695
Capella Education Co.	8,661	854,841
Career Education Corp.(a)	50,919	823,360
Chegg, Inc.(a)	82,147	2,282,865
Franklin Covey Co.(a)	6,861	168,438
HealthStream, Inc.	19,174	523,642
Houghton Mifflin Harcourt Co.(a)	76,309	583,764
K12, Inc.(a)	28,778	471,096
Laureate Education, Inc., Class A(a)	37,717	540,485
Rosetta Stone, Inc.(a)	15,512	248,657
Strayer Education, Inc.(b)	8,555	966,800

		10,311,853
Electronic Components — 0.8%
Acacia Research Corp.(a)	15,133	62,802
AVX Corp.	35,731	559,905
Babcock & Wilcox Enterprises, Inc.(a)(b)	23,817	56,684
KEMET Corp.(a)	41,479	1,001,718
Methode Electronics, Inc.	26,893	1,083,788
Novanta, Inc.(a)	25,598	1,594,755
NVE Corp.	3,619	440,722
Park Electrochemical Corp.	15,523	359,978
Rogers Corp.(a)	14,251	1,588,416
Sanmina Corp.(a)	52,371	1,534,470
ScanSource, Inc.(a)	20,300	818,090
Sparton Corp.(a)	7,543	143,242
Tech Data Corp.(a)	29,156	2,394,291
TTM Technologies, Inc.(a)(b)	72,928	1,285,721

		12,924,582
Electronic Entertainment — 0.1%
Glu Mobile, Inc.(a)	80,519	516,127
PlayAGS, Inc.(a)	11,782	318,939
PolarityTE, Inc.(a)(b)	6,390	150,420
Turtle Beach Corp.(a)	5,819	118,242

		1,103,728
Electronics — 0.4%
Agilysys, Inc.(a)	11,202	173,631
Control4 Corp.(a)	19,245	467,846
Daktronics, Inc.	26,102	222,128
II-VI, Inc.(a)	47,605	2,068,437
Integer Holdings Corp.(a)	23,287	1,505,505
iRobot Corp.(a)(b)	20,140	1,526,008
Iteris, Inc.(a)	20,246	97,991
nLight, Inc.(a)	5,092	168,341

		6,229,887
Energy Equipment — 0.3%
Enphase Energy, Inc.(a)	64,001	430,727
FuelCell Energy, Inc.(a)	58,807	77,625
Matador Resources Co.(a)(b)	76,687	2,304,444
SunPower Corp.(a)(b)	44,546	341,668
Sunrun, Inc.(a)	74,816	983,831
TPI Composites, Inc.(a)	10,742	314,096

		4,452,391
Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)	57,472	336,211

Engineering & Contracting Services — 0.8%
Argan, Inc.	11,982	490,663
Dycom Industries, Inc.(a)(b)	22,494	2,125,908
Engility Holdings, Inc.(a)	13,564	415,601
Exponent, Inc.	40,183	1,940,839

Security	Shares	Value
Engineering & Contracting Services (continued)
HC2 Holdings, Inc.(a)(b)	32,369	$189,359
IES Holdings, Inc.(a)(b)	5,192	86,966
KBR, Inc.	108,416	1,942,815
MasTec, Inc.(a)(b)	49,671	2,520,803
Mistras Group, Inc.(a)	13,778	260,128
MYR Group, Inc.(a)	11,942	423,463
Tetra Tech, Inc.	42,492	2,485,782
VSE Corp.	6,467	308,993
Willdan Group, Inc.(a)(b)	6,041	187,090

		13,378,410
Entertainment — 0.4%
AMC Entertainment Holdings, Inc., Class A	39,297	624,822
Empire Resorts, Inc.(a)(b)	3,280	64,944
Golden Entertainment, Inc.(a)	15,065	406,604
IMAX Corp.(a)	41,033	908,881
LiveXLive Media, Inc.(a)	20,370	117,535
Pinnacle Entertainment, Inc.(a)	43,315	1,461,015
Reading International, Inc., Class A(a)	12,638	201,576
World Wrestling Entertainment, Inc., Class A	32,313	2,353,033

		6,138,410
Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	51,791	1,511,261
Brink’s Co.	38,334	3,057,136
Healthcare Services Group, Inc.	56,391	2,435,527
MSA Safety, Inc.	26,167	2,520,929
SP Plus Corp.(a)	16,588	617,074
UniFirst Corp.	11,624	2,056,286

		12,198,213
Fertilizers — 0.0%
Intrepid Potash, Inc.(a)	67,450	276,545

Financial Data & Systems — 0.3%
Cardtronics PLC, Class A(a)	29,527	713,963
Cass Information Systems, Inc.	9,057	623,303
Donnelley Financial Solutions, Inc.(a)	24,929	433,016
Everi Holdings, Inc.(a)	49,111	353,599
EVERTEC, Inc.(a)	45,674	997,977
Green Dot Corp., Class A(a)(b)	36,674	2,691,505

		5,813,363
Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	6,789	86,492

Foods — 1.0%
B&G Foods, Inc.(b)	50,821	1,519,548
Chefs’ Warehouse, Inc.(a)(b)	15,828	451,098
Dean Foods Co.	67,694	711,464
Freshpet, Inc.(a)	19,531	536,126
Hostess Brands, Inc.(a)(b)	77,041	1,047,758
J&J Snack Foods Corp.	11,045	1,684,031
John B Sanfilippo & Son, Inc.	6,310	469,780
Lancaster Colony Corp.	14,342	1,985,220
Medifast, Inc.	9,043	1,448,327
Natural Health Trends Corp.	5,587	139,787
Nature’s Sunshine Products, Inc.(a)	7,892	73,790
Performance Food Group Co.(a)	77,495	2,844,066
Seneca Foods Corp., Class A(a)	5,912	159,624
The Simply Good Foods Co.(a)	43,526	628,515
SpartanNash Co.	26,493	676,101
Tootsie Roll Industries, Inc.(b)	12,964	399,939
United Natural Foods, Inc.(a)(b)	38,907	1,659,773

		16,434,947

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Forest Products — 0.2%
Boise Cascade Co.	29,054	$1,298,714
Universal Forest Products, Inc.	46,593	1,706,235

		3,004,949
Forms & Bulk Printing Services — 0.3%
Deluxe Corp.	36,512	2,417,459
Ennis, Inc.	19,303	392,816
InnerWorkings, Inc.(a)(b)	34,786	302,290
LSC Communications, Inc.	25,833	404,545
Multi-Color Corp.	10,615	686,260
Quad/Graphics, Inc.	24,454	509,377
RR Donnelley & Sons Co.	52,506	302,435

		5,015,182
Fruit & Grain Processing — 0.1%
MGP Ingredients, Inc.	10,404	923,979

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	11,227	275,623
Hillenbrand, Inc.	48,035	2,264,850
Matthews International Corp., Class A	23,593	1,387,269

		3,927,742
Gas Pipeline — 0.1%
NextDecade Corp.(a)	5,604	38,331
SemGroup Corp., Class A	62,367	1,584,122

		1,622,453
Glass — 0.1%
Apogee Enterprises, Inc.	22,128	1,065,906

Gold — 0.1%
Coeur Mining, Inc.(a)(b)	138,306	1,051,125
Gold Resource Corp.	39,220	258,460
Klondex Mines Ltd.(a)	99,999	230,998

		1,540,583
Health Care Equipment & Supplies — 0.2%
Inogen, Inc.(a)	13,515	2,518,250
Nuvectra Corp.(a)	10,279	211,028

		2,729,278
Health Care Facilities — 0.6%
AAC Holdings, Inc.(a)	8,289	77,668
Apollo Medical Holdings, Inc.(a)(b)	14,566	376,677
Brookdale Senior Living, Inc.(a)	138,938	1,262,947
Capital Senior Living Corp.(a)	18,764	200,212
Ensign Group, Inc.	36,698	1,314,522
Genesis Healthcare, Inc.(a)(b)	44,122	101,039
Kindred Healthcare, Inc.(a)	66,025	594,225
LifePoint Health, Inc.(a)	27,813	1,357,274
National Healthcare Corp.	8,986	632,435
Select Medical Holdings Corp.(a)	84,442	1,532,622
Tenet Healthcare Corp.(a)	64,018	2,149,084
U.S. Physical Therapy, Inc.	9,233	886,368

		10,485,073
Health Care Management Services — 0.2%
BioScrip, Inc.(a)(b)	93,618	274,301
Computer Programs & Systems, Inc.	8,561	281,657
Magellan Health, Inc.(a)	18,367	1,762,314
Triple-S Management Corp., Class B(a)	16,508	644,802

		2,963,074
Health Care Services — 2.0%
Accelerate Diagnostics, Inc.(a)(b)	19,710	439,533
Addus HomeCare Corp.(a)	5,377	307,833
Allscripts Healthcare Solutions, Inc.(a)(b)	139,915	1,678,980
Amedisys, Inc.(a)	21,973	1,877,813

Security	Shares	Value
Health Care Services (continued)
AMN Healthcare Services, Inc.(a)	35,158	$2,060,259
Cara Therapeutics, Inc.(a)	20,117	385,241
Care.com, Inc.(a)	14,354	299,712
Civitas Solutions, Inc.(a)	12,791	209,772
CorVel Corp.(a)	6,949	375,246
Cross Country Healthcare, Inc.(a)	27,796	312,705
Flexion Therapeutics, Inc.(a)(b)	25,179	650,877
Globus Medical, Inc., Class A(a)	54,685	2,759,405
HealthEquity, Inc.(a)	41,445	3,112,519
HMS Holdings Corp.(a)	65,651	1,419,375
LHC Group, Inc.(a)(b)	23,644	2,023,690
Medidata Solutions, Inc.(a)	44,333	3,571,466
MiMedx Group, Inc.(a)(b)	84,492	539,904
NantHealth, Inc.(a)(b)	17,115	56,651
NeoGenomics, Inc.(a)(b)	41,047	538,126
Omnicell, Inc.(a)	29,954	1,571,087
Phibro Animal Health Corp., Class A	15,121	696,322
Quality Systems, Inc.(a)	40,196	783,822
R1 RCM, Inc.(a)	76,213	661,529
Ryman Hospitality Properties, Inc.	34,139	2,838,658
Surgery Partners, Inc.(a)	13,201	196,695
T2 Biosystems, Inc.(a)	18,842	145,837
Tabula Rasa HealthCare, Inc.(a)	12,852	820,343
Teladoc, Inc.(a)(b)	47,830	2,776,532
Tetraphase Pharmaceuticals, Inc.(a)(b)	37,965	135,535
Tivity Health, Inc.(a)	31,282	1,101,126

		34,346,593
Health Care: Miscellaneous — 0.1%
Medpace Holdings, Inc.(a)	8,894	382,442
Providence Service Corp.(a)	8,539	670,738

		1,053,180
Home Building — 0.8%
Beazer Homes USA, Inc.(a)	24,038	354,560
Century Communities, Inc.(a)	18,905	596,453
Hovnanian Enterprises, Inc., Class A(a)	84,967	138,496
Installed Building Products, Inc.(a)	16,352	924,706
KB Home	67,309	1,833,497
LGI Homes, Inc.(a)(b)	13,749	793,730
M/I Homes, Inc.(a)	20,427	540,907
MDC Holdings, Inc.	33,815	1,040,487
Meritage Homes Corp.(a)	30,755	1,351,682
New Home Co., Inc.(a)(b)	10,233	102,023
Taylor Morrison Home Corp., Class A(a)	87,642	1,821,201
Tile Shop Holdings, Inc.	28,170	216,909
TopBuild Corp.(a)	27,337	2,141,581
TRI Pointe Group, Inc.(a)(b)	112,840	1,846,062
William Lyon Homes, Class A(a)	23,318	540,978

		14,243,272
Hotel/Motel — 0.2%
Belmond Ltd., Class A(a)	74,059	825,758
Marcus Corp.	14,739	479,017
Red Lion Hotels Corp.(a)	13,890	161,819
Red Rock Resorts, Inc., Class A	55,855	1,871,142

		3,337,736
Household Appliances — 0.0%
Hamilton Beach Brands Holding Co.	4,656	135,257
National Presto Industries, Inc.	3,700	458,800

		594,057
Household Equipment & Products — 0.4%
Central Garden & Pet Co.(a)	7,734	336,274
Central Garden & Pet Co., Class A(a)	27,172	1,099,651
Helen of Troy Ltd.(a)(b)	20,644	2,032,402

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Equipment & Products (continued)
Novocure Ltd.(a)	55,801	$1,746,571
Tupperware Brands Corp.	39,818	1,642,095

		6,856,993
Household Furnishings — 0.4%
American Woodmark Corp.(a)	11,115	1,017,578
Bassett Furniture Industries, Inc.	7,935	218,609
Ethan Allen Interiors, Inc.	18,925	463,662
Flexsteel Industries, Inc.	5,973	238,323
Hooker Furniture Corp.	8,363	392,225
Kirkland’s, Inc.(a)	11,776	137,073
La-Z-Boy, Inc.	34,920	1,068,552
Lifetime Brands, Inc.	8,130	102,844
Purple Innovation, Inc.(a)	4,086	34,731
RH(a)(b)	14,728	2,057,502
Sleep Number Corp.(a)(b)	27,137	787,516

		6,518,615
Insurance: Life — 0.7%
American Equity Investment Life Holding Co.	63,987	2,303,532
Citizens, Inc.(a)(b)	42,637	332,142
CNO Financial Group, Inc.	85,595	1,629,729
FBL Financial Group, Inc., Class A	9,546	751,748
FGL Holdings(a)	119,774	1,004,904
Health Insurance Innovations, Inc., Class A(a)	8,518	275,557
Independence Holding Co.	4,912	163,324
National Western Life Group, Inc., Class A	2,278	699,938
Primerica, Inc.	29,402	2,928,439
Third Point Reinsurance Ltd.(a)	66,691	833,638
Trupanion, Inc.(a)(b)	19,358	747,219

		11,670,170
Insurance: Multi-Line — 0.3%
Crawford & Co., Class B	11,672	100,963
eHealth, Inc.(a)	13,994	309,267
Goosehead Insurance, Inc.(a)	7,485	186,826
Horace Mann Educators Corp.	30,675	1,368,105
James River Group Holdings Ltd.	19,613	770,595
Kemper Corp.	29,656	2,243,476
Maiden Holdings Ltd.	25,079	194,362
PICO Holdings, Inc.(a)	10,254	119,459

		5,293,053
Insurance: Property-Casualty — 1.9%
AMERISAFE, Inc.	12,024	694,386
AmTrust Financial Services, Inc.	82,772	1,205,988
Argo Group International Holdings Ltd.	25,787	1,499,514
Baldwin & Lyons, Inc., Class B	9,102	222,089
Donegal Group, Inc., Class A	9,440	128,478
EMC Insurance Group, Inc.	8,144	226,240
Employers Holdings, Inc.	25,084	1,008,377
Enstar Group Ltd.(a)	9,499	1,969,143
Essent Group Ltd.(a)	73,073	2,617,475
FedNat Holding Co.	8,091	186,659
Genworth Financial, Inc., Class A(a)	392,022	1,764,099
Global Indemnity Ltd.	5,995	233,685
Greenlight Capital Re Ltd., Class A(a)	32,002	454,429
Hallmark Financial Services, Inc.(a)	8,938	89,201
HCI Group, Inc.	5,634	234,205
Heritage Insurance Holdings, Inc.	15,682	261,419
Hilltop Holdings, Inc.	59,145	1,305,330
Infinity Property & Casualty Corp.	7,841	1,116,166
Investors Title Co.	1,078	199,064
Kingstone Cos., Inc.	7,598	128,406
Kinsale Capital Group, Inc.	16,207	889,116
National General Holdings Corp.	49,847	1,312,472

Security	Shares	Value
Insurance: Property-Casualty (continued)
Navigators Group, Inc.	14,925	$850,725
NI Holdings, Inc.(a)	12,360	209,502
NMI Holdings, Inc., Class A(a)	49,949	814,169
ProAssurance Corp.	39,492	1,399,992
Radian Group, Inc.	164,596	2,669,747
RLI Corp.	30,426	2,013,897
Safety Insurance Group, Inc.	12,417	1,060,412
Selective Insurance Group, Inc.	44,128	2,427,040
State Auto Financial Corp.	13,430	401,691
Stewart Information Services Corp.	19,176	825,910
United Fire Group, Inc.	8,094	441,204
United Insurance Holdings Corp.	16,215	317,490
Universal Insurance Holdings, Inc.	25,923	909,897
WMIH Corp.(a)	150,979	202,312

		32,289,929
International Trade & Diversified Logistic — 0.0%
CryoPort, Inc.(a)(b)	18,373	289,926
Radiant Logistics, Inc.(a)	28,176	110,168
Vectrus, Inc.(a)	8,521	262,617

		662,711
Internet Software & Services — 0.1%
Amber Road, Inc.(a)	17,131	161,203
ChannelAdvisor Corp.(a)	18,819	264,407
eGain Corp.(a)	12,990	196,149
Gogo, Inc.(a)(b)	41,769	202,997
Quotient Technology, Inc.(a)(b)	59,106	774,289
TrueCar, Inc.(a)	67,628	682,366

		2,281,411
Leisure Time — 1.3%
Acushnet Holdings Corp.	25,790	630,823
American Outdoor Brands Corp.(a)	39,612	476,532
Bluegreen Vacations Corp.(b)	6,435	153,153
Callaway Golf Co.	73,438	1,393,119
Churchill Downs, Inc.	9,122	2,704,673
Clarus Corp.(a)	11,358	93,704
Drive Shack, Inc.(a)	36,850	284,482
Escalade, Inc.	7,421	104,636
ILG, Inc.	80,696	2,665,389
International Speedway Corp., Class A	19,426	868,342
Johnson Outdoors, Inc., Class A	3,692	312,085
Liberty Expedia Holdings, Inc., Class A(a)	41,954	1,843,459
Liberty TripAdvisor Holdings, Inc., Series A(a)	54,890	883,729
Lindblad Expeditions Holdings, Inc.(a)	15,358	203,494
Marriott Vacations Worldwide Corp.	16,586	1,873,555
Nautilus, Inc.(a)	21,421	336,310
Planet Fitness, Inc., Class A(a)	67,409	2,961,951
RCI Hospitality Holdings, Inc.	6,946	219,841
SeaWorld Entertainment, Inc.(a)	43,585	951,025
Speedway Motorsports, Inc.	9,668	167,836
Sturm Ruger & Co., Inc.	12,823	718,088
Town Sports International Holdings, Inc.(a)	10,780	156,849
Travelport Worldwide Ltd.	96,849	1,795,580
Vista Outdoor, Inc.(a)	45,017	697,313

		22,495,968
Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	13,083	500,425

Luxury Items — 0.2%
Movado Group, Inc.	11,888	574,190
Signet Jewelers Ltd.	45,030	2,510,423

		3,084,613

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Machinery: Agricultural — 0.1%
Alamo Group, Inc.	7,198	$650,411
Lindsay Corp.	7,912	767,385
Titan International, Inc.(b)	36,274	389,220
Titan Machinery, Inc.(a)	14,442	224,573

		2,031,589
Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	16,967	1,014,627
Douglas Dynamics, Inc.	16,661	799,728
The Manitowoc Co., Inc.(a)	26,263	679,161
NACCO Industries, Inc., Class A	2,551	86,096

		2,579,612
Machinery: Engines — 0.0%
Briggs & Stratton Corp.	30,539	537,792

Machinery: Industrial — 1.5%
Actuant Corp., Class A	45,530	1,336,305
Altra Industrial Motion Corp.	21,623	931,951
Applied Industrial Technologies, Inc.	29,147	2,044,662
Chart Industries, Inc.(a)	22,901	1,412,534
Columbus McKinnon Corp.	16,468	714,052
DXP Enterprises, Inc.(a)	12,920	493,544
EnPro Industries, Inc.	16,227	1,135,079
EnviroStar, Inc.	2,595	104,579
Gencor Industries, Inc.(a)	6,738	108,819
Graham Corp.	7,569	195,356
Hyster-Yale Materials Handling, Inc.	7,574	486,629
John Bean Technologies Corp.	23,916	2,126,132
Kadant, Inc.	8,161	784,680
Kennametal, Inc.	63,764	2,289,128
Manitex International, Inc.(a)	10,285	128,357
Milacron Holdings Corp.(a)	51,535	975,558
MTS Systems Corp.	13,460	708,669
Omega Flex, Inc.	1,995	157,824
Proto Labs, Inc.(a)	21,012	2,499,377
SPX Corp.(a)	34,811	1,220,126
SPX FLOW, Inc.(a)	31,396	1,374,203
Tennant Co.	13,971	1,103,709
Twin Disc, Inc.(a)	6,345	157,483
Woodward, Inc.	40,640	3,123,590

		25,612,346
Machinery: Specialty — 0.1%
Albany International Corp., Class A	22,901	1,377,495
Hurco Cos., Inc.	4,843	216,724

		1,594,219
Manufactured Housing — 0.1%
Cavco Industries, Inc.(a)	6,350	1,318,578
Skyline Corp.	5,076	177,863

		1,496,441
Medical & Dental Instruments & Supplies — 2.2%
American Renal Associates Holdings, Inc.(a)	10,064	158,709
AngioDynamics, Inc.(a)	29,606	658,437
Anika Therapeutics, Inc.(a)	10,452	334,464
Antares Pharma, Inc.(a)(b)	106,883	275,758
AtriCure, Inc.(a)(b)	24,807	671,029
Atrion Corp.	1,058	634,165
Avanos Medical, Inc.(a)	36,855	2,109,949
AxoGen, Inc.(a)	26,315	1,322,329
Cardiovascular Systems, Inc.(a)(b)	25,963	839,643
Cerus Corp.(a)	97,122	647,804
Community Health Systems, Inc.(a)	64,105	212,829
CONMED Corp.	18,883	1,382,236
Cotiviti Holdings, Inc.(a)	30,741	1,356,600

Security	Shares	Value
Medical & Dental Instruments & Supplies (continued)
CryoLife, Inc.(a)	26,372	$734,460
Cutera, Inc.(a)	9,874	397,922
Endologix, Inc.(a)(b)	63,860	361,448
Intersect ENT, Inc.(a)	21,962	822,477
Invacare Corp.	25,102	466,897
K2M Group Holdings, Inc.(a)	30,351	682,898
LeMaitre Vascular, Inc.	11,369	380,634
LivaNova PLC(a)	37,173	3,710,609
Meridian Bioscience, Inc.	31,190	495,921
Merit Medical Systems, Inc.(a)	37,794	1,935,053
NanoString Technologies, Inc.(a)(b)	16,077	219,933
Neogen Corp.(a)	38,411	3,080,178
NuVasive, Inc.(a)	38,308	1,996,613
Ocular Therapeutix, Inc.(a)	23,806	160,691
OraSure Technologies, Inc.(a)	44,744	736,934
Orthofix International NV(a)	13,103	744,512
OrthoPediatrics Corp.(a)	5,054	134,639
Owens & Minor, Inc.	46,463	776,397
Patterson Cos., Inc.	63,635	1,442,605
Quidel Corp.(a)	25,442	1,691,893
Quorum Health Corp.(a)	20,944	104,720
SeaSpine Holdings Corp.(a)	8,083	102,007
Senseonics Holdings, Inc.(a)(b)	49,172	202,097
Sientra, Inc.(a)	17,175	335,084
STAAR Surgical Co.(a)	32,487	1,007,097
Surmodics, Inc.(a)	9,621	531,079
TransEnterix, Inc.(a)(b)	115,533	503,724
Utah Medical Products, Inc.	2,637	290,466
ViewRay, Inc.(a)(b)	36,652	253,632
Wright Medical Group NV(a)	82,613	2,144,633

		37,051,205
Medical Equipment — 1.0%
Abaxis, Inc.	17,064	1,416,483
Accuray, Inc.(a)	65,121	266,996
CareDx, Inc.(a)	23,931	292,915
Fluidigm Corp.(a)(b)	17,424	103,847
FONAR Corp.(a)	4,220	112,041
Glaukos Corp.(a)(b)	24,515	996,289
Haemonetics Corp.(a)	41,076	3,683,696
Helius Medical Technologies, Inc.(a)(b)	9,613	91,516
Inspire Medical Systems, Inc.(a)(b)	5,703	203,369
IntriCon Corp.(a)	4,496	181,189
iRadimed Corp.(a)	2,517	52,228
iRhythm Technologies, Inc.(a)(b)	17,632	1,430,484
Lantheus Holdings, Inc.(a)	27,713	403,224
Luminex Corp.	30,854	911,119
Natus Medical, Inc.(a)(b)	23,966	826,827
Nevro Corp.(a)	22,506	1,797,104
NxStage Medical, Inc.(a)	48,869	1,363,445
Oxford Immunotec Global PLC(a)(b)	18,950	244,265
Quanterix Corp.(a)	3,169	45,507
Tactile Systems Technology, Inc.(a)	12,873	669,396
Tandem Diabetes Care, Inc.(a)	33,142	729,787
Varex Imaging Corp.(a)	31,254	1,159,211

		16,980,938
Metal Fabricating — 0.8%
Advanced Drainage Systems, Inc.	33,061	943,891
DMC Global, Inc.	10,524	472,528
Eastern Co.	3,632	101,878
Global Brass & Copper Holdings, Inc.	16,459	515,990
Haynes International, Inc.	9,171	336,942
Lawson Products, Inc.(a)	4,821	117,391
LB Foster Co., Class A(a)	7,496	172,033

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Metal Fabricating (continued)
MRC Global, Inc.(a)	62,466	$1,353,638
Mueller Industries, Inc.	42,774	1,262,261
Mueller Water Products, Inc., Series A	119,883	1,405,029
NN, Inc.	21,512	406,577
Northwest Pipe Co.(a)(b)	7,606	147,328
RBC Bearings, Inc.(a)	18,003	2,318,966
Rexnord Corp.(a)(b)	80,244	2,331,891
Worthington Industries, Inc.	32,101	1,347,279

		13,233,622
Metals & Minerals: Diversified — 0.7%
Cleveland-Cliffs, Inc.(a)(b)	229,487	1,934,575
Commercial Metals Co.	90,453	1,909,463
Compass Minerals International, Inc.	26,214	1,723,570
Energy Fuels, Inc.(a)	53,269	120,921
Ferroglobe PLC(c)	23,038	—
Hecla Mining Co.(b)	294,791	1,025,873
Materion Corp.	14,904	807,052
Minerals Technologies, Inc.	27,704	2,087,496
Oil-Dri Corp. of America	4,094	172,521
Ring Energy, Inc.(a)	42,563	537,145
SunCoke Energy, Inc.(a)	47,744	639,770
U.S. Silica Holdings, Inc.	60,282	1,548,645
United States Lime & Minerals, Inc.	1,389	116,537

		12,623,568
Office Supplies & Equipment — 0.5%
ACCO Brands Corp.	79,128	1,095,923
Eastman Kodak Co.(a)(b)	9,990	37,962
Electronics for Imaging, Inc.(a)	35,096	1,142,726
Essendant, Inc.	27,794	367,436
Herman Miller, Inc.	46,312	1,569,977
HNI Corp.	34,116	1,269,115
Kimball International, Inc., Class B	27,913	451,074
Knoll, Inc.	36,947	768,867
Pitney Bowes, Inc.	146,682	1,257,065
Steelcase, Inc., Class A	64,432	869,832

		8,829,977
Offshore Drilling & Other Services — 0.2%
Diamond Offshore Drilling, Inc.(a)(b)	47,862	998,401
Noble Corp. PLC(a)	180,585	1,143,103
Ocean Rig UDW, Inc., Class A(a)	40,622	1,197,537
SEACOR Marine Holdings, Inc.(a)	12,304	284,099

		3,623,140
Oil Well Equipment & Services — 1.3%
Basic Energy Services, Inc.(a)	14,271	158,551
C&J Energy Services, Inc.(a)	50,829	1,199,564
Cactus, Inc., Class A(a)	20,044	677,287
Covia Holdings Corp.(a)(b)	22,673	420,811
Dawson Geophysical Co.(a)	14,978	118,326
Dril-Quip, Inc.(a)	30,062	1,545,187
Flotek Industries, Inc.(a)	39,078	126,222
Forum Energy Technologies, Inc.(a)	64,835	800,712
Frank’s International NV(b)	54,377	424,141
FTS International, Inc.(a)	16,793	239,132
Helix Energy Solutions Group, Inc.(a)	111,153	925,904
Independence Contract Drilling, Inc.(a)	22,105	91,073
ION Geophysical Corp.(a)	7,880	191,484
Keane Group, Inc.(a)	41,535	567,783
Key Energy Services, Inc.(a)	7,402	120,208
Liberty Oilfield Services, Inc.(a)(b)	11,466	214,643
Mammoth Energy Services, Inc.(a)	6,347	215,544
Matrix Service Co.(a)	20,105	368,927
McDermott International, Inc.(a)(b)	136,885	2,689,790

Security	Shares	Value
Oil Well Equipment & Services (continued)
Natural Gas Services Group, Inc.(a)(b)	9,403	$221,911
NCS Multistage Holdings, Inc.(a)(b)	8,526	123,883
Newpark Resources, Inc.(a)	65,558	711,304
Nine Energy Service, Inc.(a)	6,219	205,973
Oceaneering International, Inc.(b)	76,367	1,944,304
Oil States International, Inc.(a)	46,967	1,507,641
Profire Energy, Inc.(a)	17,327	58,565
ProPetro Holding Corp.(a)	52,847	828,641
Quintana Energy Services, Inc.(a)	6,370	53,954
RigNet, Inc.(a)	9,022	92,927
Rowan Cos. PLC, Class A(a)	99,045	1,606,510
SEACOR Holdings, Inc.(a)	12,741	729,677
Select Energy Services, Inc., Class A(a)	33,591	488,077
Smart Sand, Inc.(a)(b)	18,431	97,869
Solaris Oilfield Infrastructure, Inc., Class A(a)(b)	19,393	277,126
Superior Energy Services, Inc.(a)	115,055	1,120,636
TETRA Technologies, Inc.(a)	93,251	414,967

		21,579,254
Oil, Gas & Consumable Fuels — 0.2%
Archrock, Inc.	99,962	1,199,544
Ardmore Shipping Corp.(a)	25,295	207,419
CARBO Ceramics, Inc.(a)(b)	14,009	128,463
DHT Holdings, Inc.	69,834	327,521
Dorian LPG Ltd.(a)	20,129	153,786
Exterran Corp.(a)	24,782	620,541
Frontline Ltd.(a)	56,346	329,061
Plug Power, Inc.(a)(b)	157,207	317,558

		3,283,893
Oil: Crude Producers — 2.0%
Abraxas Petroleum Corp.(a)	118,773	343,254
Approach Resources, Inc.(a)(b)	40,705	99,320
Bonanza Creek Energy, Inc.(a)	14,069	532,793
California Resources Corp.(a)	33,658	1,529,420
Callon Petroleum Co.(a)(b)	174,560	1,874,774
Carrizo Oil & Gas, Inc.(a)	60,428	1,682,920
CVR Energy, Inc.(b)	12,074	446,617
Denbury Resources, Inc.(a)	338,921	1,630,210
Earthstone Energy, Inc., Class A(a)	12,857	113,785
Eclipse Resources Corp.(a)	70,384	112,614
Energy XXI Gulf Coast, Inc.(a)(b)	26,570	234,879
Evolution Petroleum Corp.	19,874	195,759
Goodrich Petroleum Corp.(a)	6,161	76,212
Gulfport Energy Corp.(a)	135,212	1,699,615
Halcon Resources Corp.(a)(b)	100,888	442,898
HighPoint Resources Corp.(a)	80,815	491,355
Isramco, Inc.(a)	766	94,141
Jagged Peak Energy, Inc.(b)	47,798	622,330
Laredo Petroleum, Inc.(a)	118,812	1,142,971
Lilis Energy, Inc.(a)	32,883	170,992
Midstates Petroleum Co., Inc.(a)	10,870	147,941
Northern Oil and Gas, Inc.(a)	80,417	253,314
Oasis Petroleum, Inc.(a)	207,142	2,686,632
ONE Gas, Inc.	39,572	2,957,611
Overseas Shipholding Group, Inc., Class A(a)	42,309	164,159
Panhandle Oil and Gas, Inc., Class A	11,965	228,532
PDC Energy, Inc.(a)	51,364	3,104,954
Penn Virginia Corp.(a)	9,266	786,591
Resolute Energy Corp.(a)(b)	17,725	553,020
Rosehill Resources, Inc.(a)	2,024	16,435
Sanchez Energy Corp.(b)	21,518	97,261
SandRidge Energy, Inc.(a)	23,577	418,256
SilverBow Resources, Inc.(a)	5,576	161,035
Southwestern Energy Co.(a)	452,788	2,399,776

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil: Crude Producers (continued)
SRC Energy, Inc.(a)(b)	187,605	$2,067,407
Talos Energy, Inc.(a)	15,649	502,802
Tellurian, Inc.(a)(b)	60,068	499,766
Ultra Petroleum Corp.(a)	120,155	277,558
Unit Corp.(a)	39,337	1,005,454
W&T Offshore, Inc.(a)	69,435	496,460
WildHorse Resource Development Corp.(a)	20,554	521,249
Zion Oil & Gas, Inc.(a)	39,039	158,303

		33,041,375
Oil: Integrated — 0.0%
Alta Mesa Resources, Inc.(a)	71,410	486,302

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	1,785	76,755
Clean Energy Fuels Corp.(a)	103,892	383,361
Delek US Holdings, Inc.	63,987	3,210,228
Par Pacific Holdings, Inc.(a)	24,203	420,648
Renewable Energy Group, Inc.(a)	27,021	482,325
Trecora Resources(a)(b)	15,285	226,982
World Fuel Services Corp.	52,746	1,076,546

		5,876,845
Paints & Coatings — 0.3%
Chase Corp.	5,255	616,149
Ferro Corp.(a)	62,779	1,308,942
HB Fuller Co.	38,854	2,085,683
Kronos Worldwide, Inc.	17,914	403,602

		4,414,376
Paper — 0.4%
Clearwater Paper Corp.(a)	11,868	274,151
KapStone Paper and Packaging Corp.	67,096	2,314,812
Neenah, Inc.	12,423	1,054,092
PH Glatfelter Co.	34,360	673,112
Schweitzer-Mauduit International, Inc.	24,318	1,063,183
Verso Corp., Class A(a)	26,379	574,007

		5,953,357
Personal Care — 0.3%
Edgewell Personal Care Co.(a)	42,263	2,132,591
USANA Health Sciences, Inc.(a)	9,407	1,084,627
WD-40 Co.	10,565	1,545,131

		4,762,349
Pharmaceuticals — 2.8%
Abeona Therapeutics, Inc.(a)	23,565	377,040
ACADIA Pharmaceuticals, Inc.(a)(b)	78,206	1,194,206
Achaogen, Inc.(a)(b)	23,368	202,367
Achillion Pharmaceuticals, Inc.(a)	101,422	287,024
Aclaris Therapeutics, Inc.(a)(b)	25,227	503,783
Adamas Pharmaceuticals, Inc.(a)(b)	16,318	421,494
Aerie Pharmaceuticals, Inc.(a)	27,647	1,867,555
Akorn, Inc.(a)	72,928	1,209,876
Amneal Pharmaceuticals, Inc.(a)	64,628	1,060,545
Amphastar Pharmaceuticals, Inc.(a)	26,673	407,030
Ampio Pharmaceuticals, Inc.(a)	57,766	127,085
Aratana Therapeutics, Inc.(a)	35,640	151,470
Arrowhead Pharmaceuticals, Inc.(a)	68,800	935,680
Biospecifics Technologies Corp.(a)	7,008	314,379
Cambrex Corp.(a)	24,563	1,284,645
Chimerix, Inc.(a)	50,621	240,956
ChromaDex Corp.(a)	27,899	103,505
Concert Pharmaceuticals, Inc.(a)	15,885	267,345
Corcept Therapeutics, Inc.(a)(b)	72,713	1,143,048
Corvus Pharmaceuticals, Inc.(a)	10,141	111,348
Depomed, Inc.(a)	44,531	297,022
Dicerna Pharmaceuticals, Inc.(a)	32,856	402,486

Security	Shares	Value
Pharmaceuticals (continued)
Durect Corp.(a)	117,140	$182,738
Eagle Pharmaceuticals, Inc.(a)	7,754	586,668
Eloxx Pharmaceuticals, Inc.(a)	15,921	271,771
Enanta Pharmaceuticals, Inc.(a)	12,472	1,445,505
Endo International PLC(a)	172,948	1,630,900
Endocyte, Inc.(a)	48,225	665,505
Esperion Therapeutics, Inc.(a)(b)	17,003	666,348
Evolus, Inc.(a)	4,280	119,797
Heska Corp.(a)	4,869	505,354
Horizon Pharma PLC(a)	128,543	2,128,672
Immune Design Corp.(a)(b)	27,958	127,209
Innoviva, Inc.(a)	51,716	713,681
Intra-Cellular Therapies, Inc.(a)	33,269	587,863
Ironwood Pharmaceuticals, Inc.(a)(b)	108,795	2,080,160
La Jolla Pharmaceutical Co.(a)(b)	15,909	464,066
Lannett Co., Inc.(a)	21,601	293,774
Mallinckrodt PLC(a)	64,334	1,200,472
Medicines Co.(a)(b)	53,376	1,958,899
Melinta Therapeutics, Inc.(a)	14,365	91,218
MyoKardia, Inc.(a)(b)	22,675	1,125,814
Optinose, Inc.(a)(b)	11,887	332,598
Pacira Pharmaceuticals, Inc.(a)	29,916	958,808
Paratek Pharmaceuticals, Inc.(a)	24,011	244,912
PetIQ, Inc.(a)(b)	7,383	198,307
Portola Pharmaceuticals, Inc.(a)(b)	50,386	1,903,079
Prestige Brands Holdings, Inc.(a)(b)	41,501	1,592,808
Radius Health, Inc.(a)(b)	30,065	886,016
Reata Pharmaceuticals, Inc., Class A(a)	11,785	412,121
Revance Therapeutics, Inc.(a)	24,358	668,627
scPharmaceuticals, Inc.(a)	3,949	22,351
SIGA Technologies, Inc.(a)	38,308	227,550
Spectrum Pharmaceuticals, Inc.(a)	73,630	1,543,285
Supernus Pharmaceuticals, Inc.(a)	37,806	2,262,689
Syndax Pharmaceuticals, Inc.(a)(b)	11,152	78,287
Teligent, Inc.(a)(b)	28,979	100,267
TG Therapeutics, Inc.(a)	43,932	577,706
TherapeuticsMD, Inc.(a)(b)	125,275	781,716
Theravance Biopharma, Inc.(a)	32,318	732,972
Ultragenyx Pharmaceutical, Inc.(a)	36,516	2,806,985
Voyager Therapeutics, Inc.(a)	15,910	310,881
Zafgen, Inc.(a)	16,579	169,603
Zogenix, Inc.(a)(b)	26,278	1,161,488
Zomedica Pharmaceuticals Corp.(a)	17,530	39,443

		47,768,802
Photography — 0.0%
GoPro, Inc., Class A(a)	83,514	537,830

Plastics — 0.2%
A. Schulman, Inc.	19,926	886,707
Core Molding Technologies, Inc.	651	9,296
Trinseo SA	33,527	2,378,741

		3,274,744
Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc.(a)	29,298	1,701,921
Generac Holdings, Inc.(a)	46,491	2,404,979
Maxwell Technologies, Inc.(a)(b)	27,175	141,310
Powell Industries, Inc.	6,623	230,679
Vicor Corp.(a)	12,789	556,961

		5,035,850
Precious Metals & Minerals — 0.1%
Tahoe Resources, Inc.(b)	241,949	1,190,389

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A(a)	29,640	759,080

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Printing & Copying Services (continued)
Cimpress NV(a)(b)	16,877	$2,446,490

		3,205,570
Producer Durables: Miscellaneous — 0.1%
Advanced Disposal Services, Inc.(a)	56,549	1,401,284
Park-Ohio Holdings Corp.	6,938	258,788

		1,660,072
Production Technology Equipment — 0.6%
ACM Research, Inc., Class A(a)	5,808	62,610
Axcelis Technologies, Inc.(a)	23,858	472,388
Brooks Automation, Inc.	53,507	1,745,398
Cohu, Inc.	20,519	502,921
Electro Scientific Industries, Inc.(a)	23,471	370,138
Entegris, Inc.	108,260	3,670,014
Ichor Holdings Ltd.(a)	18,831	399,594
Nanometrics, Inc.(a)	16,499	584,229
Photronics, Inc.(a)	50,008	398,814
Rudolph Technologies, Inc.(a)	23,396	692,522
Ultra Clean Holdings, Inc.(a)(b)	29,333	486,928
Veeco Instruments, Inc.(a)	36,626	521,920
Xperi Corp.	39,139	630,138

		10,537,614
Publishing — 0.4%
Daily Journal Corp.(a)(b)	715	164,593
Eros International PLC(a)(b)	24,175	314,275
Meredith Corp.	30,650	1,563,150
New Media Investment Group, Inc.	44,291	818,497
New York Times Co., Class A	100,492	2,602,743
Scholastic Corp.	21,380	947,348

		6,410,606
Radio & TV Broadcasters — 0.8%
Beasley Broadcasting Group, Inc., Class A	2,179	24,405
Central European Media Enterprises Ltd., Class A(a)(b)	65,749	272,858
Entercom Communications Corp., Class A	101,456	765,993
Entravision Communications Corp., Class A	47,530	237,650
Gannett Co., Inc.	86,076	921,013
Gray Television, Inc.(a)	59,794	944,745
Liberty Media Corp-Liberty Braves, Class A(a)	7,567	194,548
Liberty Media Corp-Liberty Braves, Class C(a)(b)	28,491	736,777
MSG Networks, Inc., Class A(a)	45,246	1,083,642
Nexstar Media Group, Inc., Class A	34,635	2,542,209
Pandora Media, Inc.(a)	190,410	1,500,431
Saga Communications, Inc., Class A	2,754	106,029
Sinclair Broadcast Group, Inc., Class A	53,922	1,733,592
TEGNA, Inc.	168,966	1,833,281
TRONC, Inc.(a)	13,012	224,847

		13,122,020
Railroad Equipment — 0.1%
American Railcar Industries, Inc.	5,628	222,193
FreightCar America, Inc.(a)	9,145	153,545
Greenbrier Cos., Inc.	24,777	1,306,987

		1,682,725
Real Estate — 0.4%
AV Homes, Inc.(a)	8,318	178,005
Consolidated-Tomoka Land Co.	3,018	185,637
HFF, Inc., Class A	29,601	1,016,795
Kennedy-Wilson Holdings, Inc.	96,282	2,036,364
Newmark Group, Inc., Class A	17,165	244,258
Redfin Corp.(a)(b)	54,954	1,268,888
RMR Group, Inc., Class A	5,398	423,473
St. Joe Co.(a)(b)	27,593	495,294
Stratus Properties, Inc.(a)(b)	4,692	143,341

Security	Shares	Value
Real Estate (continued)
Tejon Ranch Co.(a)	15,218	$369,798
Trinity Place Holdings, Inc.(a)	13,604	89,106

		6,450,959
Real Estate Investment Trusts (REITs) — 7.4%
Acadia Realty Trust	62,485	1,710,214
AG Mortgage Investment Trust, Inc.	21,197	398,292
Agree Realty Corp.	22,315	1,177,563
Alexander & Baldwin, Inc.	53,724	1,262,514
Alexander’s, Inc.	1,631	624,070
American Assets Trust, Inc.	29,154	1,116,307
Americold Realty Trust	40,101	883,024
Anworth Mortgage Asset Corp.	71,983	357,756
Apollo Commercial Real Estate Finance, Inc.(b)	94,546	1,728,301
Arbor Realty Trust, Inc.	16,524	172,345
Ares Commercial Real Estate Corp.	18,805	259,697
Armada Hoffler Properties, Inc.	34,087	507,896
ARMOUR Residential REIT, Inc.(b)	30,185	688,520
Ashford Hospitality Trust, Inc.	63,213	512,025
Blackstone Mortgage Trust, Inc., Class A(b)	77,513	2,436,234
Bluerock Residential Growth REIT, Inc.	18,573	165,671
Braemar Hotels & Resorts, Inc.	22,315	254,837
BRT Apartments Corp.	5,976	76,194
Capstead Mortgage Corp.	75,060	671,787
CareTrust REIT, Inc.	55,074	919,185
Catchmark Timber Trust, Inc., Class A	35,480	451,660
CBL & Associates Properties, Inc.(b)	127,474	710,030
Cedar Realty Trust, Inc.	70,828	334,308
Chatham Lodging Trust	33,967	720,780
Cherry Hill Mortgage Investment Corp.	8,914	159,204
Chesapeake Lodging Trust(b)	47,005	1,487,238
City Office REIT, Inc.	25,459	326,639
Clipper Realty, Inc.	10,631	90,789
Colony Credit Real Estate, Inc.	66,989	1,388,682
Community Healthcare Trust, Inc.	12,664	378,274
CoreCivic, Inc.	91,242	2,179,771
CorEnergy Infrastructure Trust, Inc.(b)	9,556	359,306
Cousins Properties, Inc.	318,637	3,087,593
CYS Investments, Inc.	119,320	894,900
DiamondRock Hospitality Co.	154,028	1,891,464
Dynex Capital, Inc.	39,386	257,191
Easterly Government Properties, Inc.	33,146	654,965
EastGroup Properties, Inc.	26,263	2,509,692
Education Realty Trust, Inc.	56,555	2,347,032
Exantas Capital Corp.	22,819	232,297
Farmland Partners, Inc.	24,943	219,498
First Industrial Realty Trust, Inc.	95,033	3,168,400
Four Corners Property Trust, Inc.	48,452	1,193,373
Franklin Street Properties Corp.	78,562	672,491
Front Yard Residential Corp.	37,235	387,989
Geo Group, Inc.	92,830	2,556,538
Getty Realty Corp.	23,718	668,136
Gladstone Commercial Corp.	21,943	421,744
Gladstone Land Corp.	8,246	104,477
Global Medical REIT, Inc.	13,306	117,891
Global Net Lease, Inc.	51,240	1,046,833
Government Properties Income Trust(b)	50,009	792,643
Gramercy Property Trust	122,097	3,335,690
Granite Point Mortgage Trust, Inc.	31,625	580,319
Great Ajax Corp.	11,562	151,231
Healthcare Realty Trust, Inc.	94,151	2,737,911
Hersha Hospitality Trust	28,211	605,126
Independence Realty Trust, Inc.	64,517	665,170
Industrial Logistics Properties Trust	14,983	334,870
InfraREIT, Inc.	32,855	728,395

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Innovative Industrial Properties, Inc.	4,712	$172,553
Invesco Mortgage Capital, Inc.	89,548	1,423,813
Investors Real Estate Trust	87,407	483,361
iStar, Inc.(a)(b)	51,000	550,290
Jernigan Capital, Inc.	10,395	198,129
Kite Realty Group Trust	67,069	1,145,539
KKR Real Estate Finance Trust, Inc.	11,972	236,806
LaSalle Hotel Properties	84,295	2,885,418
Lexington Realty Trust	177,437	1,549,025
LTC Properties, Inc.	31,708	1,355,200
Mack-Cali Realty Corp.	74,645	1,513,801
MedEquities Realty Trust, Inc.	22,096	243,498
Monmouth Real Estate Investment Corp.	56,346	931,399
MTGE Investment Corp.	33,766	661,814
National Health Investors, Inc.	31,041	2,287,101
National Storage Affiliates Trust	37,494	1,155,565
New Senior Investment Group, Inc.	54,965	416,085
New York Mortgage Trust, Inc.	88,214	530,166
NexPoint Residential Trust, Inc.	12,664	360,291
NorthStar Realty Europe Corp.	34,913	505,889
One Liberty Properties, Inc.	11,021	291,065
Orchid Island Capital, Inc.	38,953	292,927
Owens Realty Mortgage, Inc.	244	4,070
Pebblebrook Hotel Trust	52,602	2,040,958
Pennsylvania Real Estate Investment Trust(b)	51,578	566,842
PennyMac Mortgage Investment Trust(f)	43,975	835,085
Physicians Realty Trust	140,835	2,244,910
Piedmont Office Realty Trust, Inc., Class A	98,503	1,963,165
PotlatchDeltic Corp.	47,023	2,391,120
Preferred Apartment Communities, Inc., Class A	28,630	486,424
PS Business Parks, Inc.	15,367	1,974,659
QTS Realty Trust, Inc., Class A	39,330	1,553,535
Quality Care Properties, Inc.(a)	73,092	1,572,209
Ramco-Gershenson Properties Trust	59,996	792,547
Redwood Trust, Inc.(b)	56,720	934,178
Retail Opportunity Investments Corp.	87,434	1,675,235
Rexford Industrial Realty, Inc.	61,779	1,939,243
RLJ Lodging Trust	132,288	2,916,950
Sabra Health Care REIT, Inc.	135,367	2,941,525
Safety Income and Growth, Inc.	5,659	107,351
Saul Centers, Inc.	9,155	490,525
Select Income REIT	47,490	1,067,100
Seritage Growth Properties, Class A(b)	25,616	1,086,887
STAG Industrial, Inc.	77,218	2,102,646
Summit Hotel Properties, Inc.	78,310	1,120,616
Sunstone Hotel Investors, Inc.	171,779	2,854,967
Sutherland Asset Management Corp.	14,495	235,544
Tanger Factory Outlet Centers, Inc.	68,364	1,605,870
Terreno Realty Corp.	42,581	1,604,026
Tier REIT, Inc.	35,992	855,890
TPG RE Finance Trust, Inc.	29,786	605,252
UMH Properties, Inc.	25,134	385,807
Universal Health Realty Income Trust	9,477	606,338
Urban Edge Properties	84,839	1,940,268
Urstadt Biddle Properties, Inc., Class A	22,354	505,871
Washington Prime Group, Inc.(b)	144,430	1,171,327
Washington Real Estate Investment Trust	59,615	1,808,123
Western Asset Mortgage Capital Corp.	31,996	333,398
Whitestone REIT(b)	29,626	369,732
Xenia Hotels & Resorts, Inc.	82,896	2,019,347

		125,772,247
Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(a)	2,038	32,221
BBX Capital Corp.	49,060	443,012

Security	Shares	Value
Real Estate Management & Development (continued)
CorePoint Lodging, Inc.(a)	32,721	$847,474
Forestar Group, Inc.(a)	8,524	176,873
Maui Land & Pineapple Co., Inc.(a)(b)	5,852	65,542
Spirit MTA REIT(a)	31,307	322,462
Transcontinental Realty Investors, Inc.(a)	1,585	53,018

		1,940,602
Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A(b)	24,577	613,933
LCI Industries	18,212	1,641,812
Malibu Boats, Inc., Class A(a)	14,966	627,674
Marine Products Corp.	5,911	105,098
MCBC Holdings, Inc.(a)	14,205	411,235
Winnebago Industries, Inc.	24,255	984,753

		4,384,505
Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc.(a)	52,705	1,712,913
Hertz Global Holdings, Inc.(a)	41,548	637,346
Rent-A-Center, Inc.(b)	34,058	501,334

		2,851,593
Restaurants — 1.6%
Biglari Holdings, Inc., Class A(a)	77	73,150
Biglari Holdings, Inc., Class B(a)(b)	771	141,471
BJ’s Restaurants, Inc.	15,255	915,300
Bloomin’ Brands, Inc.	65,200	1,310,520
Bojangles’, Inc.(a)	13,799	198,706
Brinker International, Inc.	33,883	1,612,831
Carrols Restaurant Group, Inc.(a)(b)	25,161	373,641
Cheesecake Factory, Inc.	32,859	1,809,216
Cracker Barrel Old Country Store, Inc.(b)	14,730	2,300,973
Dave & Buster’s Entertainment, Inc.(a)	30,874	1,469,602
Del Taco Restaurants, Inc.(a)	22,937	325,247
Denny’s Corp.(a)	46,001	732,796
Dine Brands Global, Inc.	12,485	933,878
El Pollo Loco Holdings, Inc.(a)	16,885	192,489
Ellie Mae, Inc.(a)(b)	26,094	2,709,601
Fiesta Restaurant Group, Inc.(a)	17,586	504,718
Habit Restaurants, Inc., Class A(a)	13,890	138,900
J Alexander’s Holdings, Inc.(a)	9,999	111,489
Jack in the Box, Inc.	22,681	1,930,607
Nathan’s Famous, Inc.	2,200	207,020
Noodles & Co.(a)(b)	9,575	117,772
Papa John’s International, Inc.	16,910	857,675
Potbelly Corp.(a)	17,267	223,608
Red Robin Gourmet Burgers, Inc.(a)	10,522	490,325
Ruth’s Hospitality Group, Inc.	21,197	594,576
Shake Shack, Inc., Class A(a)	18,321	1,212,484
Sonic Corp.	28,136	968,441
Texas Roadhouse, Inc.	51,288	3,359,877
Wingstop, Inc.(b)	21,675	1,129,701
Zoe’s Kitchen, Inc.(a)	13,496	131,721

		27,078,335
Scientific Instruments: Control & Filter — 0.4%
Brady Corp., Class A	38,252	1,474,615
CIRCOR International, Inc.(a)	12,400	458,304
Energy Recovery, Inc.(a)(b)	28,978	234,142
ESCO Technologies, Inc.	19,036	1,098,377
Gorman-Rupp Co.	13,010	455,350
Napco Security Technologies, Inc.(a)	8,270	121,155
Sun Hydraulics Corp.	21,210	1,022,110
Thermon Group Holdings, Inc.(a)	28,769	657,947
Watts Water Technologies, Inc., Class A	21,734	1,703,946

		7,225,946

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Scientific Instruments: Electrical — 0.4%
Allied Motion Technologies, Inc.	5,129	$245,576
Atkore International Group, Inc.(a)	29,211	606,712
AZZ, Inc.	19,006	825,811
EnerSys	32,090	2,395,198
Franklin Electric Co., Inc.	36,787	1,659,094
Preformed Line Products Co.	2,424	215,203

		5,947,594
Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	22,618	1,011,024
FARO Technologies, Inc.(a)	12,599	684,756
Itron, Inc.(a)	26,517	1,592,346
Mesa Laboratories, Inc.	2,420	510,814
Vishay Precision Group, Inc.(a)	7,916	301,995

		4,100,935
Scientific Instruments: Pollution Control — 0.4%
CECO Environmental Corp.(a)	22,391	137,481
Covanta Holding Corp.	91,897	1,516,300
Darling Ingredients, Inc.(a)	124,409	2,473,251
Evoqua Water Technologies Corp.(a)	58,991	1,209,316
Heritage-Crystal Clean, Inc.(a)(b)	10,588	212,819
Team, Inc.(a)(b)	22,589	521,806
U.S. Ecology, Inc.	16,442	1,047,355

		7,118,328
Securities Brokerage & Services — 0.1%
Gain Capital Holdings, Inc.	21,928	165,556
INTL. FCStone, Inc.(a)(b)	12,157	628,638
Investment Technology Group, Inc.	23,643	494,612
Ladenburg Thalmann Financial Services, Inc.	81,119	275,805
Siebert Financial Corp.(a)	4,311	44,921

		1,609,532
Semiconductors & Components — 1.6%
Acacia Communications, Inc.(a)(b)	20,299	706,608
Adesto Technologies Corp.(a)	13,102	110,057
Alpha & Omega Semiconductor Ltd.(a)	15,004	213,657
Amkor Technology, Inc.(a)(b)	78,154	671,343
Aquantia Corp.(a)(b)	15,520	179,722
AXT, Inc.(a)	29,619	208,814
CEVA, Inc.(a)	15,826	477,945
Cirrus Logic, Inc.(a)	49,498	1,897,258
Cree, Inc.(a)	77,231	3,210,493
Diodes, Inc.(a)	29,482	1,016,245
FormFactor, Inc.(a)	54,667	727,071
Inphi Corp.(a)(b)	32,177	1,049,292
Integrated Device Technology, Inc.(a)(b)	101,729	3,243,121
Kopin Corp.(a)(b)	45,026	128,774
Lattice Semiconductor Corp.(a)	86,555	567,801
MACOM Technology Solutions Holdings, Inc.(a)(b)	33,656	775,434
MaxLinear, Inc., Class A(a)	46,746	728,770
Power Integrations, Inc.	22,394	1,635,882
Rambus, Inc.(a)	78,770	987,776
Semtech Corp.(a)	49,814	2,343,749
Sigma Designs, Inc.(a)	26,853	163,803
Silicon Laboratories, Inc.(a)	32,755	3,262,398
SMART Global Holdings, Inc.(a)	7,373	234,977
Vishay Intertechnology, Inc.	100,957	2,342,202

		26,883,192
Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)(b)	24,349	940,115
Xcerra Corp.(a)	38,838	542,567

		1,482,682

Security	Shares	Value
Shipping — 0.5%
Eagle Bulk Shipping, Inc.(a)	35,471	$192,962
GasLog Ltd.	30,598	584,422
Genco Shipping & Trading Ltd.(a)	6,370	98,735
Golar LNG Ltd.	72,789	2,144,364
Gulfmark Offshore, Inc.(a)	2,696	90,316
International Seaways, Inc.(a)(b)	16,107	372,716
Matson, Inc.	32,996	1,266,386
Nordic American Tankers Ltd.(b)	105,079	281,612
Safe Bulkers, Inc.(a)	42,162	143,351
Scorpio Tankers, Inc.	217,962	612,473
Ship Finance International Ltd.	67,434	1,008,138
Teekay Corp.(b)	51,817	401,582
Teekay Tankers Ltd., Class A	131,949	154,380
Tidewater, Inc.(a)	17,759	513,768

		7,865,205
Software — 0.3%
Castlight Health, Inc., Class B(a)(b)	56,219	238,931
Five9, Inc.(a)	44,325	1,532,315
Instructure, Inc.(a)	24,853	1,057,495
MobileIron, Inc.(a)	52,149	232,063
Model N, Inc.(a)	19,337	359,668
Park City Group, Inc.(a)	8,977	70,919
pdvWireless, Inc.(a)(b)	7,386	184,281
Qualys, Inc.(a)	25,097	2,115,677

		5,791,349
Specialty Retail — 2.9%
1-800-Flowers.com, Inc., Class A(a)	20,328	255,116
Aaron’s, Inc.	53,761	2,335,915
Abercrombie & Fitch Co., Class A	50,851	1,244,832
America’s Car-Mart, Inc.(a)	4,384	271,370
American Eagle Outfitters, Inc.	123,309	2,866,934
Asbury Automotive Group, Inc.(a)	16,477	1,129,498
Ascena Retail Group, Inc.(a)	140,452	559,701
At Home Group, Inc.(a)	19,657	769,572
Barnes & Noble Education, Inc.(a)	27,081	152,737
Barnes & Noble, Inc.	43,997	279,381
Bed Bath & Beyond, Inc.	103,395	2,060,145
Big 5 Sporting Goods Corp.(b)	14,737	112,001
BMC Stock Holdings, Inc.(a)	52,723	1,099,275
Boot Barn Holdings, Inc.(a)	14,076	292,077
Buckle, Inc.	21,257	571,813
Caleres, Inc.	31,542	1,084,729
Carvana Co.(a)(b)	21,183	881,213
Cato Corp., Class A	16,509	406,452
Chico’s FAS, Inc.	96,649	786,723
Children’s Place, Inc.	12,370	1,494,296
Citi Trends, Inc.	9,071	248,908
Conn’s, Inc.(a)(b)	14,626	482,658
Container Store Group, Inc.(a)	12,814	107,766
DSW, Inc., Class A	53,162	1,372,643
Express, Inc.(a)	55,965	512,080
Five Below, Inc.(a)	41,599	4,064,638
Francesca’s Holdings Corp.(a)	27,788	209,799
GameStop Corp., Class A	78,791	1,147,985
Genesco, Inc.(a)	14,421	572,514
GNC Holdings, Inc., Class A(a)	60,646	213,474
Group 1 Automotive, Inc.	14,983	943,929
Guess?, Inc.	43,552	932,013
Haverty Furniture Cos., Inc.	14,034	303,134
Hibbett Sports, Inc.(a)	14,904	341,302
J. Jill, Inc.(a)	10,613	99,125
Lands’ End, Inc.(a)	7,792	217,397
Lithia Motors, Inc., Class A	18,599	1,758,907

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail (continued)
Lumber Liquidators Holdings, Inc.(a)	21,106	$513,931
MarineMax, Inc.(a)	16,619	314,930
Monro, Inc.	25,049	1,455,347
Murphy USA, Inc.(a)(b)	23,944	1,778,800
National Vision Holdings, Inc.(a)	26,717	977,041
New York & Co., Inc.(a)	20,615	105,549
Office Depot, Inc.	434,045	1,106,815
Party City Holdco, Inc.(a)	26,112	398,208
Pier 1 Imports, Inc.(a)	55,329	131,683
Regis Corp.(a)	25,989	429,858
Sally Beauty Holdings, Inc.(a)	90,964	1,458,153
Shoe Carnival, Inc.	7,691	249,573
Shutterfly, Inc.(a)(b)	24,548	2,210,056
Sonic Automotive, Inc., Class A	17,934	369,440
Sportsman’s Warehouse Holdings, Inc.(a)	30,363	155,459
Stamps.com, Inc.(a)	13,216	3,344,309
Systemax, Inc.	9,024	309,794
Tailored Brands, Inc.	39,050	996,556
Tilly’s, Inc., Class A	10,598	160,560
Zumiez, Inc.(a)(b)	14,083	352,779

		49,000,893
Steel — 0.5%
AK Steel Holding Corp.(a)(b)	236,300	1,025,542
Allegheny Technologies, Inc.(a)	96,690	2,428,853
Carbonite, Inc.(a)	19,806	691,229
Carpenter Technology Corp.	36,199	1,902,981
Olympic Steel, Inc.	7,448	152,014
Ryerson Holding Corp.(a)	11,697	130,422
Schnitzer Steel Industries, Inc., Class A	19,909	670,933
Shiloh Industries, Inc.(a)	10,800	93,960
TimkenSteel Corp.(a)	28,705	469,327
Universal Stainless & Alloy Products, Inc.(a)	4,944	117,024

		7,682,285
Technology: Miscellaneous — 0.3%
Apptio, Inc., Class A(a)	24,959	903,516
Benchmark Electronics, Inc.	37,252	1,085,896
CTS Corp.	24,677	888,372
Fabrinet(a)	27,267	1,005,879
Kimball Electronics, Inc.(a)	19,343	353,977
Plexus Corp.(a)	25,117	1,495,466

		5,733,106
Telecommunications Equipment — 0.4%
Applied Optoelectronics, Inc.(a)(b)	13,960	626,804
CalAmp Corp.(a)(b)	25,836	605,338
Clearfield, Inc.(a)	8,541	94,378
Knowles Corp.(a)(b)	65,578	1,003,343
Oclaro, Inc.(a)	131,699	1,176,072
Viavi Solutions, Inc.(a)	176,405	1,806,387
Vocera Communications, Inc.(a)	22,063	659,463

		5,971,785
Textile Products — 0.1%
Culp, Inc.	8,455	207,570
Interface, Inc.	44,676	1,025,314
Unifi, Inc.(a)	11,861	375,994

		1,608,878
Textiles Apparel & Shoes — 0.8%
Crocs, Inc.(a)	50,444	888,319
Deckers Outdoor Corp.(a)	24,292	2,742,324
Fossil Group, Inc.(a)	33,500	900,145
G-III Apparel Group Ltd.(a)	33,552	1,489,709
Oxford Industries, Inc.	13,337	1,106,704
Perry Ellis International, Inc.(a)(b)	9,713	263,902

Security	Shares	Value
Textiles Apparel & Shoes (continued)
Rocky Brands, Inc.	4,988	$149,640
Steven Madden Ltd.	44,424	2,358,915
Superior Group of Cos., Inc.	6,722	139,213
Vera Bradley, Inc.(a)	17,158	240,898
Weyco Group, Inc.	4,296	156,374
Wolverine World Wide, Inc.	70,851	2,463,489

		12,899,632
Tobacco — 0.2%
22nd Century Group Inc.(a)(b)	85,069	209,270
Alliance One International, Inc.(a)	6,175	97,874
Turning Point Brands, Inc.	5,716	182,340
Universal Corp.	19,108	1,262,083
Vector Group Ltd.	73,600	1,404,288

		3,155,855
Toys — 0.0%
Funko, Inc., Class A(a)	7,314	91,791

Transportation Miscellaneous — 0.2%
Costamare, Inc.	36,030	287,519
Echo Global Logistics, Inc.(a)	20,743	606,733
General Finance Corp.(a)	6,749	91,449
Hub Group, Inc., Class A(a)	24,432	1,216,713
Scorpio Bulkers, Inc.	45,036	319,756
Textainer Group Holdings Ltd.(a)	20,294	322,675
Wesco Aircraft Holdings, Inc.(a)	40,846	459,517

		3,304,362
Truckers — 0.5%
ArcBest Corp.	20,118	919,393
Covenant Transportation Group, Inc., Class A(a)	9,592	302,148
Daseke, Inc.(a)(b)	29,957	297,473
Forward Air Corp.	23,194	1,370,302
FRP Holdings, Inc.(a)	5,120	331,520
Heartland Express, Inc.	34,196	634,336
Marten Transport Ltd.	28,341	664,596
PAM Transportation Services, Inc.(a)	1,561	73,320
Saia, Inc.(a)	20,338	1,644,327
Universal Logistics Holdings, Inc.	5,598	146,947
USA Truck, Inc.(a)	5,797	136,056
Werner Enterprises, Inc.	37,334	1,401,892
YRC Worldwide, Inc.(a)	25,108	252,335

		8,174,645
Utilities: Electrical — 1.6%
ALLETE, Inc.	39,051	3,022,938
Atlantic Power Corp.(a)	87,942	193,472
Avista Corp.	49,849	2,625,048
Black Hills Corp.	40,960	2,507,162
El Paso Electric Co.	31,388	1,855,031
Genie Energy Ltd., Class B	756	3,750
IDACORP, Inc.	38,211	3,524,583
MGE Energy, Inc.	26,907	1,696,486
NorthWestern Corp.	38,515	2,204,984
NRG Yield, Inc., Class A	23,078	393,480
NRG Yield, Inc., Class C	52,493	902,880
Otter Tail Corp.	30,568	1,455,037
Pattern Energy Group, Inc.	60,108	1,127,025
PNM Resources, Inc.	60,779	2,364,303
Portland General Electric Co.	68,212	2,916,745
Spark Energy, Inc., Class A	9,750	95,062
Unitil Corp.	10,862	554,396

		27,442,382
Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	11,876	949,486

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Utilities: Gas Distributors (continued)
New Jersey Resources Corp.	66,394	$2,971,132
Northwest Natural Gas Co.	21,777	1,389,373
RGC Resources, Inc.	5,180	151,152
South Jersey Industries, Inc.	65,454	2,190,745
Southwest Gas Holdings, Inc.	36,749	2,802,846
Spire, Inc.	37,536	2,651,919
WGL Holdings, Inc.	38,877	3,450,334

		16,556,987
Utilities: Miscellaneous — 0.1%
Ormat Technologies, Inc.	29,945	1,592,775

Utilities: Telecommunications — 0.9%
8x8, Inc.(a)	71,071	1,424,974
ATN International, Inc.	7,613	401,738
Boingo Wireless, Inc.(a)	29,886	675,125
Cincinnati Bell, Inc.(a)	31,177	489,479
Cogent Communications Holdings, Inc.	33,266	1,776,404
Consolidated Communications Holdings, Inc.	52,052	643,363
Frontier Communications Corp.(b)	60,028	321,750
Fusion Connect, Inc.(a)(b)	14,833	58,442
GTT Communications, Inc.(a)(b)	26,015	1,170,675
Hawaiian Telcom Holdco, Inc.(a)	6,170	178,436
Iridium Communications, Inc.(a)	71,258	1,147,254
j2 Global, Inc.	35,673	3,089,639
NII Holdings, Inc.(a)	65,206	254,303
ORBCOMM, Inc.(a)	53,242	537,744
Shenandoah Telecommunications Co.	34,660	1,133,382
Spok Holdings, Inc.	13,726	206,576
Vonage Holdings Corp.(a)	171,140	2,205,995
Windstream Holdings, Inc.(b)	30,679	161,678

		15,876,957
Utilities: Water — 0.4%
American States Water Co.	28,526	1,630,546
AquaVenture Holdings Ltd.(a)	7,696	119,904
Artesian Resources Corp., Class A	5,686	220,446
California Water Service Group	37,281	1,452,095
Connecticut Water Service, Inc.	8,836	577,168
Consolidated Water Co. Ltd.	10,515	135,643
Global Water Resources, Inc.	7,636	71,778
Middlesex Water Co.	11,609	489,552
Pure Cycle Corp.(a)	11,615	110,923
SJW Group	12,735	843,312
York Water Co.	9,579	304,612

		5,955,979

Total Common Stocks — 99.0% (Cost — $1,382,791,597)		1,672,422,883

Security	Investment Value (000)	Value
Investment Companies — 0.3%
iShares Russell 2000 ETF(f)	$30,680	$5,024,463

Total Investment Companies — 0.3% (Cost — $4,764,582)		5,024,463

	Shares
Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp., CVR (Expires 12/31/19)(a)(c)	39,009	89,331

Total Rights — 0.0% (Cost — $43,300)		89,331

Total Long-Term Investments — 99.3% (Cost — $1,387,599,479)		1,677,536,677

Short-Term Securities — 9.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.70%(d)(e)(f)	134,160,368	134,187,200
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.73%(d)(f)	19,317,055	19,317,055

Total Short-Term Securities — 9.1% (Cost — $153,488,143)		153,504,255

Total Investments — 108.4% (Cost — $1,541,087,622)		1,831,040,932
Liabilities in Excess of Other Assets — (8.4)%		(141,203,591)

Net Assets — 100.0%		$1,689,837,341

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series

(f)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Master Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or related parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	102,254,881	31,905,487	(b)	—	134,160,368	$134,187,200	$926,995	(c)	$(15,763)	$29,056
BlackRock Cash Funds: Treasury, SL Agency Shares	17,833,717	1,483,338	(b)	—	19,317,055	19,317,055	133,896		—	—
PennyMac Financial Services, Inc.	3,162	—		—	3,162	62,133	—		—	(8,537)
PennyMac Mortgage Investment Trust	39,124	4,851	(b)	—	43,975	835,085	20,668		(11,795)	133,341
iShares Russell 2000 ETF	38,224	363,595		(371,139)	30,680	5,024,464	9,527		608,860	2,290

						$159,425,937	$1,091,086		$581,302	$156,150

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	92	09/21/18	$7,579	$(110,275)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$110,275	$—	$—	$—	$110,275

(a)

Includes cummulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,818,826	$—	$—	$—	$1,818,826

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(83,580)	$—	$—	$—	$(83,580)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,856,370

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2018	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$1,671,979,985	$442,898	$—	$1,672,422,883
Investment Companies	5,024,463	—	—	5,024,463
Rights	—	—	89,331	89,331
Short-Term Securities	153,504,255	—	—	153,504,255

	$1,830,508,703	$442,898	$89,331	$1,831,040,932

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(110,275)	$—	$—	$(110,275)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $130,003,711) (cost — $1,381,975,070)	$1,671,614,995
Investments at value — affiliated (cost — $159,112,552)	159,425,937
Cash pledged for futures contracts	637,000
Receivables:
Contributions from investors	21,633,124
Investments sold	9,617,007
Dividends — unaffiliated	1,563,695
Securities lending income — affiliated	168,124
Dividends — affiliated	31,778
Prepaid expenses	1,584

Total assets	1,864,693,244

LIABILITIES
Cash collateral on securities loaned at value	134,197,151
Bank overdraft	19,429
Payables:
Investments purchased	40,350,707
Other accrued expenses	230,670
Variation margin on futures contracts	40,199
Investment advisory fees	12,454
Directors’ fees	4,136
Other affiliates	1,157

Total liabilities	174,855,903

NET ASSETS	$1,689,837,341

NET ASSETS CONSIST OF
Investors’ capital	$1,399,994,306
Net unrealized appreciation (depreciation)	289,843,035

NET ASSETS	$1,689,837,341

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$8,631,198
Dividends — affiliated	1,091,086
Securities lending income — affiliated — net	926,995
Interest — unaffiliated	10,498
Foreign taxes withheld	(1,247)

Total investment income	10,658,530

EXPENSES
Investment advisory	74,545
Accounting services	102,145
Custodian	84,798
Professional	30,068
Directors	15,984
Printing	5,186
Miscellaneous	5,294

Total expenses	318,020
Less fees waived and/or reimbursed by the Manager	(13,070)

Total expenses after fees waived and/or reimbursed	304,950

Net investment income	10,353,580

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	68,042,636
Investments — affiliated	581,302
Futures contracts	1,818,826

70,442,764

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	32,630,697
Investments — affiliated	156,150
Futures contracts	(83,580)

32,703,267

Net realized and unrealized gain	103,146,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,499,611

See notes to financial statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Master Small Cap Index Series
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,353,581	$13,432,150
Net realized gain	70,442,764	27,266,025
Net change in unrealized appreciation (depreciation)	32,703,266	102,622,171

Net increase in net assets resulting from operations	113,499,611	143,320,346

CAPITAL TRANSACTIONS
Proceeds from contributions	543,948,929	800,555,671
Value of withdrawals	(245,766,461)	(332,410,762)

Net increase in net assets derived from capital share transactions	298,182,468	468,144,909

NET ASSETS
Total increase in net assets	411,682,079	611,465,255
Beginning of period	1,278,155,262	666,690,007

End of period	$1,689,837,341	$1,278,155,262

See notes to financial statements.

FINANCIAL STATEMENTS	63

Financial Highlights

(For a share outstanding throughout each period)

	Master Small Cap Index Series
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Total Return
Total return	7.77	%(a)	14.69%	21.49%		(4.33)%	5.05%	39.11%

Ratios to Average Net Assets
Total expenses	0.04	%(b)	0.06%	0.07	%(c)	0.08%	0.09%	0.07%

Total expenses after fees waived and paid indirectly	0.04	%(b)	0.05%	0.06	%(c)	0.07%	0.08%	0.06%

Net investment income	1.39	% (b)	1.41%	1.49	%(c)	1.39%	1.45%	1.46%

Supplemental Data
Net assets, end of period (000)	$1,689,837		$1,278,155	$666,690		$465,442	$700,935	$859,398

Portfolio turnover rate	19%		30%	39%		37%	21%	22%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)	Master Small Cap Index Series

1.	ORGANIZATION

Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Series Limited Liability Company Agreement permits the Board of Directors of the Master LLC ( the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Series’ books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (unaudited) (continued)	Master Small Cap Index Series

computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Series values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Small Cap Index Series

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas Securities Corp.	$1,817,178	$(1,817,178)	$—
Citigroup Global Markets Inc.	41,777,340	(41,777,340)	—
HSBC Bank Plc	1,987,298	(1,987,298)	—
Jefferies LLC	4,610,155	(4,610,155)	—
JPMorgan Securities LLC	54,738,614	(54,738,614)	—
Merrill Lynch, Pierce, Fenner & Smith	9,482,946	(9,482,946)	—
Scotia Capital (USA) Inc	1,507,861	(1,507,861)	—
Wells Fargo Bank, National Association	571,833	(571,833)	—
Wells Fargo Securities LLC	13,510,486	(13,510,486)	—

	$130,003,711	$(130,003,711)	$—

(a)

Cash collateral with a value of $134,197,151 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (unaudited) (continued)	Master Small Cap Index Series

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

With respect to the Series, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps described below, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $6,069.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the Manager waived $472 in investment advisory fees pursuant to this arrangement.

For the six months ended June 30, 2018, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $6,952.

With respect to the Series, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2019, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Series as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Small Cap Index Series

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Series retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2018, the Series paid BTC $369,501 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the series investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2018, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$60,305,048	$87,679,344	$49,515,255

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $601,734,747 and $282,890,859 respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,553,998,008

Gross unrealized appreciation	$336,202,780
Gross unrealized depreciation	(59,270,131)

Net unrealized appreciation (depreciation)	$276,932,649

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Series or to its investors, there is uncertainty in the application of

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (unaudited) (continued)	Master Small Cap Index Series

certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Series’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Master LLC Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Master Portfolio (the “Master Portfolio Sub-Advisory Agreement”). iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Master LLC Agreement and the Master Portfolio Sub-Advisory Agreement.

The Board of Directors of the Corporation also met in person at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Corporation Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”), a series of the Corporation, and the Manager, the Corporation’s investment advisor. The Board of Directors of the Corporation also considered the approval of the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Index Fund (the “International Index Fund Sub-Advisory Agreement”).

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Master Portfolio, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Master LLC Agreement, the Corporation Agreement, the Master Portfolio Sub-Advisory Agreement and the International Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” and (b) the shareholders of each of Small-Cap Index Fund and International Index Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master LLC’s and/or the Corporation’s adherence to its respective compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the pertinent Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund, as applicable, as compared

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	71

Disclosure of Investment Advisory Agreements  (continued)

with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each of Small-Cap Index Fund and International Index Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding the shares of Small-Cap Index Fund and International Index Fund, as applicable; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board considered, with respect to the applicable Fund, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the applicable Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Funds, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing Small-Cap Index Fund’s and International Index Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio/Small-Cap Index Fund and International Index Fund, as applicable. The Boards noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the performance of Small-Cap Index Fund and International Index Fund, as applicable, as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with their review, the Boards received and reviewed information regarding the investment performance of Small-Cap Index Fund and International Index Fund as compared to each of these Fund’s Performance Peers and the performance of each of these Funds as compared with its benchmark. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Boards noted that for the past five one-year periods reported, Small-Cap Index Fund’s net performance was within the tolerance range of its benchmark for all periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund.

The Board of the Corporation noted that for the past five one-year periods reported, International Index Fund’s net performance was within the tolerance range of its benchmark for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed, as pertinent, the contractual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund compared with those of the applicable Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared, as pertinent, the total expense ratio of Small-Cap Index Fund and International Index Fund, as well as the actual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund, to those of the applicable Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the applicable Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Boards noted that the Master Portfolio’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and Small-Cap Index Fund’s total expense ratio each ranked in the first quartile, relative to Small-Cap Index Fund’s Expense Peers. The Boards also noted that BlackRock and the Boards have contractually agreed to a cap on the Master Portfolio’s total expenses as a percentage of the Master Portfolio’s average daily net assets and have contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Corporation noted that International Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to International Index Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on International Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the pertinent Board. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	73

Disclosure of Investment Advisory Agreements  (continued)

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Master LLC Agreement between the Manager and the Master LLC with respect to the Master Portfolio, and the Master Portfolio Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2019. The Board of the Corporation, including the Independent Board Members, approved the continuation of the Corporation Agreement between the Manager and the Corporation with respect to International Index Fund, and the International Index Fund Sub-Advisory Agreement with respect to International Index Fund, each for a one-year term ending June 30, 2019.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Board of the Master LLC and the Board of the Corporation, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Agreement with respect to the Master Portfolio and the Master Portfolio Sub-Advisory Agreement with respect to the Master Portfolio and found these Agreements to be satisfactory. In arriving at their decisions to approve the applicable Agreements, the Board of the Master LLC and the Board of the Corporation did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect(a) of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Director of the Corporation/Master LLC.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Corporation/Master LLC.

Investment Adviser and Administrator(b)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(b)	iShares Russell 2000 Small-Cap Index Fund.

DIRECTOR AND OFFICER INFORMATION	75

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	77

Glossary of Terms Used in this Report

Currency

NOK	Norwegian Krone

Portfolio Abbreviations

ADR	American Depositary Receipts
CVA	Certificaten Van Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 4, 2018

4